UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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NETREIT

(Name of Registrant as Specified In Its Charter)

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NETREIT
Dear Shareholder,
You are cordially invited to attend the 2010 Annual Meeting of Shareholders of NetREIT to be held at 9:00 a.m. P.D.T. Friday, May 21, 2010 at the Company’s headquarters, 1282 Pacific Oaks Place, Escondido, California, 92029. The attached notice of annual meeting and proxy statement describe the business we will conduct at the annual meeting and provides information about us that you should consider when you vote your shares.
At the annual meeting, seven (7) persons will be elected to our Board of Directors. In addition, we will ask shareholders to (i) approve a proposal to change our state of incorporation from California to Maryland, (ii) to approve as part of this reincorporation certain proposed provisions of our proposed articles of incorporation under Maryland law in connection with such reincorporation, (iii) to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for our fiscal year ended December 31, 2010 and (iv) to approve an adjournment of the annual meeting if we deem it necessary to solicit further proxies. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting. These foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. We urge you to carefully review the Proxy Statement.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. Therefore, when you have finished reading the Proxy Statement, you are urged to vote in accordance with the instructions set forth in this Proxy Statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend. In order to make it easy to vote your shares, this year in addition to your proxy card(s) we have added the ability for you to vote by telephone or through the Internet through Morrow & Co., LLC, a professional proxy solicitation company.
Thank you for your ongoing support of NetREIT. We look forward to seeing you at our annual meeting.
YOUR VOTE MATTERS. We urge you to either vote via phone, Internet at http://www.morrowco.com/NetREIT.htm as explained on your proxy card(s), or mark, sign, date and return your enclosed proxy card(s) in the postage paid envelope so you will be represented at the meeting. Please note that we have provided for separate proxy cards - one proxy card for holders of our Common Shares, and one proxy card for holders of our Series AA Preferred Stock. The proxy card that will be delivered to holders of Series AA Preferred Stock references (by applicable number) only those proposals and sub-proposals for which the consent of the Series AA Preferred Stock is required. If you hold both Common Shares and Series AA Preferred Stock, please take the above described actions with respect to both proxy cards.
BY ORDER OF THE BOARD OF DIRECTORS
Jack K. Heilbron
Chief Executive Officer and Chairman of the Board
April  _____, 2010

NETREIT
NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS
TIME: 9:00 a.m.
DATE: May 21, 2010
PLACE: 1282 Pacific Oaks Place, Escondido, California, 92029
PURPOSE:
Proposal 1: To elect seven (7) directors to serve on our Board of Directors until the 2011 annual meeting or until their respective successors are duly elected and qualified;
Proposal 2: To approve a change in our state of incorporation from California to Maryland by means of merger of the Company with and into a newly formed, wholly owned subsidiary Maryland corporation (we sometimes refer to such reincorporation merger herein as the “Reincorporation”);
Proposal 3: To approve, as part of the Reincorporation, the adoption of articles of incorporation and bylaws under the Maryland General Corporation Law with the following Sub-Proposals:
Sub-Proposal 3A: A proposal to approve amendment of the range of authorized Directors and to fix the number of Directors at eight (8);
Sub-Proposal 3B: A proposal to approve the grant of authority to our Board to adjust our quorum requirements;
Sub-Proposal 3C: A proposal to approve the grant of authority to our Board to amend our bylaws;
Sub-Proposal 3D: A proposal to approve changes to our charter amendment provisions;
Sub-Proposal 3E: A proposal to approve the modification of the director election rights of our Series AA Preferred Stock;
Sub-Proposal 3F: A proposal to approve modification of our share transfer restrictions;
Sub-Proposal 3G: A proposal to approve the addition of certain shareholder nomination and proposals requirements;

Sub-Proposal 3H: A proposal to approve the removal of the provisions of our bylaws pertaining to our Investment Policies and our Advisory Contracts;
Sub-Proposal 3I: A proposal to approve a change in the par value of our stock;
Sub-Proposal 3J: A proposal to approve (i) the removal of the “business combinations” provisions of our bylaws, and (ii) our election to be subject to the provisions of the Maryland Business Combination Statute;
Sub-Proposal 3K: A proposal to approve removal of our annual shareholder meeting deadline;
Proposal 4: To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2010;
Proposal 5: To approve an adjournment of the 2010 Annual Meeting, if necessary, to permit further solicitation of proxies, regardless of whether there are sufficient shares represented at the meeting to constitute a quorum for transaction of business; and
Proposal 6: To consider any other business that is properly presented at the meeting.
WHO MAY VOTE:
You may vote if you were the record owner of NetREIT Common Stock or Series AA Preferred Stock at the close of business on March 30, 2010; provided, however, that if you are a holder of shares of our Series AA Preferred Stock, you will be entitled to vote only on Proposal 2 and on certain Sub-Proposals contained in Proposal 3 (as indicated in such Sub-Proposals). A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary at the above address.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, you are requested to complete, sign, date and return the enclosed proxy card(s) as soon as possible in accordance with the instructions on the proxy card(s).

BY ORDER OF THE BOARD OF DIRECTORS

Kenneth Elsberry
Chief Financial Officer

[PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)]
NetREIT
1282 Pacific Oaks Place
Escondido, California 92029
PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 21, 2010 at 9:00 a.m. P.D.T.

This proxy statement, with the enclosed proxy card(s), is furnished to the shareholders of NetREIT (the “Company”) in connection with the solicitation by the Board of Directors of the Company (the “Board”) of your proxy card(s) to be voted at the 2010 annual meeting of the Company’s shareholders (the “Annual Meeting”) to be held on Friday, May 21, 2010 at 9:00 a.m., at the Company’s corporate headquarters, 1282 Pacific Oaks Place, Escondido, California, 92029 and at any adjournments or postponement thereof. The Notice of Annual Meeting, this proxy statement, and the accompanying proxy/voting instruction card(s) are being mailed to all shareholders on or about [_____], 2010. The proxy statement and annual report to shareholders will also be available on the internet at www.netreit.com.
PURPOSE OF THE MEETING
At the Annual Meeting, the shareholders of the Company will be asked:
(i) to elect the seven (7) members to serve on the Board until the 2011 annual meeting or until their respective successors are duly elected and qualified;
(ii) to approve a change in our state of incorporation from California to Maryland by means of merger of the Company with and into a newly formed, wholly owned subsidiary Maryland corporation (we sometimes refer to such reincorporation merger herein as the “Reincorporation”);
(iii) to approve as part of the Reincorporation, the adoption of articles of incorporation and bylaws under the Maryland General Corporation Law with the following Sub-Proposals:
•	Sub-Proposal 3A: A proposal to approve amendment of the range of authorized Directors and to fix the number of Directors at eight (8) [Vote of Common Stock and Preferred Stock];
•	Sub-Proposal 3B: A proposal to approve the grant of authority to our Board to adjust our quorum requirements [Vote of Common Stock Only];

•	Sub-Proposal 3C: A proposal to approve the grant of authority to our Board to amend our bylaws [Vote of Common Stock Only];
•	Sub-Proposal 3D: A proposal to approve changes to our charter amendment provisions [Vote of Common Stock Only];
•	Sub-Proposal 3E: A proposal to approve the modification of the director election rights of our Series AA Preferred Stock [Vote of Common Stock and Preferred Stock];
•	Sub-Proposal 3F: A proposal to approve modification to our share transfer restrictions [Vote of Common Stock Only];
•	Sub-Proposal 3G: A proposal to approve the addition of certain shareholder nomination and proposals requirements [Vote of Common Stock Only];
•	Sub-Proposal 3H: A proposal to approve the removal of the provisions of our bylaws pertaining to our Investment Policies and our Advisory Contracts [Vote of Common Stock Only];
•	Sub-Proposal 3I: A proposal to approve a change in the par value of our stock [Vote of Common Stock and Preferred Stock];
•
Sub-Proposal 3J: A proposal to approve (i) the removal of the “business combinations” provisions of our bylaws, and (ii) our election to be subject to the provisions of the Maryland Business Combination Statute [Vote of Common Stock Only];

•	Sub-Proposal 3K: A proposal to approve removal of our annual shareholder meeting deadline [Vote of Common Stock Only];
(iv) to ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2010;
(v) to approve an adjournment of the 2010 Annual Meeting, if deemed necessary, to permit further solicitation of proxies, regardless of whether there are sufficient shares represented at the meeting to constitute a quorum for transaction of business; and
(vi) consider and vote upon the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.
QUORUM
The presence of the holders of a majority of the outstanding shares of the Company’s common stock (our “Common Stock” or “Common Shares”) entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary and sufficient to constitute a quorum for the transaction of business at the Annual Meeting other than approval of the Reincorporation, approval of certain of the Sub-Proposals, and adjournment of the Annual Meeting. The presence of the holders of a majority of the outstanding Common Shares and the holders of a majority of the outstanding shares of the Company’s Series AA Preferred Stock (the “Preferred Shares” and, together with the Common Shares, the “Equity Shares” or “shares”), present in person or represented by proxy, is necessary to constitute a quorum at the Annual Meeting for the approval of (i) the Reincorporation, (ii) Sub-Proposal 3A (pertaining to amendment of the range of authorized Directors and fixing the number of Directors at eight (8)), (iii) Sub-Proposal 3E (pertaining to modification of the director election rights of the Preferred Shares), and (iv) Sub-Proposal 3I (pertaining to a change in the par value of the Company’s Common Shares and Preferred Shares). Regardless of whether the shareholders present at the Annual Meeting together with proxies received before the meeting starts are sufficient in number to constitute a quorum under our Bylaws for transaction of business, the vote of the majority of the shares represented at the meeting, in person or via proxy, will be sufficient to adjourn the meeting with respect to such matters to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment.

VOTING RIGHTS
Only holders of record of outstanding shares at the close of business on March 30, 2010 are entitled to receive notice of and to vote their outstanding shares at the Annual Meeting or any adjournments thereof. As of that date there were issued and outstanding 10,746,555 Common Shares and 50,200 Preferred Shares. Each Common Share is entitled to one vote on each matter properly brought before the Annual Meeting. Each Preferred Share is entitled to one vote with respect to the Reincorporation and Sub-Proposals 3A, 3E and 3I, but not with respect to any other Proposals (or Sub-Proposals) set forth herein. Notwithstanding shareholder approval of the Reincorporation, we may terminate the Plan and Agreement of Merger and abandon the Reincorporation if circumstances arise or facts are revealed that make it inadvisable, in the judgment of Company’s Board, to proceed with the Reincorporation.
VOTING PROCEDURES
Holders of Equity Shares that abstain from voting on any proposal and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A “broker non-vote” occurs when a bank, broker, or other holder of record holding shares for a beneficial owner does not vote because that holder does not have discretionary voting power and has not received voting instructions from the beneficial owner. As of January 1, 2010, brokers no longer have the discretion to vote your shares without receiving voting instructions from you about how to vote them in certain matters, including election of directors and the matters contemplated by Proposal 2 and Sub-Proposal 3A through 3K. This is a very important change to the process that many investors may have relied on when considering whether to return voting instructions. As a result, if you don’t complete the voting instructions, your shares will not be considered when determining whether such matters have been approved.
If you are a shareholder of record, you may revoke a proxy at any time before it is voted at the Annual Meeting:
a)	By delivering a proxy revocation or another duly executed proxy bearing a later date to the Secretary of the Company at 1282 Pacific Oaks Place, Escondido, CA 92029; or
b)	By attending the Annual Meeting and voting in person; or
c)	By re-voting on the Internet or by telephone as instructed.
Telephone and Internet voting for shareholders of record will be available 24-hours a day, and will close at 11:59 p.m. P.D.T. on May 20, 2010. Attendance at the Annual Meeting will not revoke a proxy unless you actually vote in person at the meeting. For shares you hold beneficially in street name, you may change your vote by submitting a new voting instruction to your broker or other nominee following the instruction they provided, or, if you have obtained a legal proxy from your broker or other nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

VOTE REQUIRED
Voting for the election of Directors is cumulative. In voting for Directors, you may cumulate your total votes and cast all of your votes for any one or combination of candidates. Your total votes equal the number of candidates multiplied by the number of Common Shares you are entitled to vote. In the event a quorum of the Common Shares is not present and the meeting is not convened, each of the Company’s current directors will remain in office and continue to serve until their successors are duly elected and qualified. By completing the proxy, you give the proxy the right to vote for the persons named in the table above. You may vote either FOR all of the nominees, WITHHOLD your vote from all the nominees, or WITHHOLD your vote from any one or more of the nominees. If you elect to withhold authority for any individual nominee or nominees, you may do so by making an “X” in the box marked “VOTE FOR NOMINEE(S) NOT LINED OUT,” and by striking a line through the nominees’ name or names on the applicable proxy card. The seven (7) nominees for the Board who receive the most votes will be elected.
Approval of Proposal 2 and Sub-Proposals 3A, 3E and 3I requires the affirmative vote of a majority of all of the Company’s outstanding shares of Common Stock and the affirmative vote of a majority of all of the Company’s outstanding shares of Series AA Preferred Stock. Therefore, the failure to submit a proxy or voting instruction card or to vote at the annual meeting will have the same effect as a vote against Proposal 2 and Sub-Proposals 3A, 3E and 3I. Abstentions will also be treated as a vote against these proposals. Brokers holding shares of the Company’s stock will not have discretionary authority to vote those shares in the absence of instructions from the beneficial owners of those shares, so the failure to provide voting instructions to your broker will also have the same effect as a vote against the proposal.
Approval of Sub-Proposals 3B, 3C, 3D, 3F, 3G, 3H, 3J and 3K requires the affirmative vote of a majority of all of the Company’s outstanding shares of Common Stock. Therefore, the failure to submit a proxy or voting instruction card or to vote at the annual meeting will have the same effect as a vote against each of these Sub-Proposals. Abstentions will also be treated as a vote against these proposals. Brokers holding shares of the Company’s stock will not have discretionary authority to vote those shares in the absence of instructions from the beneficial owners of those shares, so the failure to provide voting instructions to your broker will also have the same effect as a vote against the proposal.
Approval of Proposal 4 requires the affirmative vote of at least a majority of the Common Stock votes cast at the 2010 Annual Meeting. Abstentions and broker non-votes, if any, will be disregarded and will not affect the outcome.
Approval of Proposal 5 requires the affirmative vote of at least a majority of the shares represented in person or via proxy at the 2010 Annual Meeting. Abstentions and broker non-votes, if any, will be disregarded and will not affect the outcome.

SOLICITATION OF PROXIES
If you cannot attend the meeting, the accompanying proxy card(s) should be used to instruct the persons named as the proxies to vote your shares in accordance with your directions. The persons named in the accompanying proxy card(s) will vote shares represented by all valid proxies in accordance with the contained instructions. In the absence of instructions, Common Shares and Preferred Shares represented by properly executed proxies will be voted FOR the election of those seven (7) persons designated hereinafter as nominees for the Board, FOR the other proposals and sub-proposals and in the discretion of the named proxies with respect to any other matters presented at the Annual Meeting.
Please note that we have provided for separate proxy cards - one proxy card for holders of our Common Shares, and one proxy card for holders of our Series AA Preferred Stock. The proxy card that will be delivered to holders of Series AA Preferred Stock references (by applicable number) only those proposals and sub-proposals for which the consent of the Series AA Preferred Stock is required. If you hold both Common Shares and Series AA Preferred Stock, please take the actions described on both proxy cards to ensure that you are represented at the meeting.
Your proxy may be revoked before the meeting by giving written notice of revocation to the Secretary of the Company at any time prior to voting and it shall be suspended if you are a shareholder of record or valid proxyholder who attends the Annual Meeting and elects to vote in person. Unless revoked, properly executed proxies held by the Secretary of the Company will be voted as recommended by the Board in this Proxy Statement.
The expense of solicitation of proxies, including the cost of preparing and mailing the Notice of Shareholders’ Meeting and this proxy statement, and the cost of Internet and telephone posting and voting will be paid by the Company. In addition to solicitation by mail, the Directors, officers and employees and representatives from Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902, may solicit proxies by telephone, Internet or otherwise. The Directors, officers and employees will not be additionally compensated for the solicitation, but may be reimbursed for their out-of-pocket expenses. The Company will pay Morrow & Co., LLC, a fee to maintain the Internet and telephone voting services and perform the solicitation of proxies. Brokerage firms, fiduciaries and other custodians who forward soliciting material to the beneficial owners of shares held of record by them will be reimbursed for their reasonable expenses incurred in forwarding such material. Morrow & Co., LLC charges the following per shareholder for proxy solicitation services. The Company has advanced a payment of $12,500 in anticipation of incurring those costs.
CONFIDENTIALITY
The Company will keep all the proxies and voting tabulations private. Only the Inspector of Elections and Morrow & Co., LLC will examine these documents. The Company will not need to know how you voted on a specific proposal unless it is necessary to meet legal requirements. The Company will, however, disclose the total votes received for and against each proposal (and sub-proposal) in a Form 8-K filing following the Annual Meeting as required by law.
ELECTRONIC DELIVERY OF COMPANY SHAREHOLDER COMMUNICATIONS
Company Shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. You can choose this option and save the Company the cost of producing and mailing these documents by following the instructions provided on your proxy card(s), or the instructions provided when you vote over the Internet, or by going to the website http://www.morrowco.com/NetREIT.htm and following the provided instructions.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2010. The proxy statement and annual report to shareholders are available at http://www.morrowco.com/NetREIT.htm.

ANNUAL REPORT AND FINANCIAL STATEMENTS OF THE COMPANY
The annual report of the Company containing financial statements for the fiscal year ended December 31, 2009 is included with this proxy statement.
PROPOSAL 1
ELECTION OF DIRECTORS
Pursuant to a resolution adopted by at least a majority of the authorized number of Directors, the authorized number of members of the Board has been set at seven (7).
At the meeting, you will be asked to elect seven (7) members to the Board. The seven (7) current Directors will be up for election at the Annual Meeting. For your review and consideration, a biography of each nominee for Director is contained in this proxy under the section titled Corporate Governance, Director Nominees. The term of office of each person elected to be a Director of the Company will be until the next regular or annual meeting of the shareholders at which election of Directors is an agenda item, and until such person’s successor is duly elected and qualified. If any unforeseen event prevents one or more of the nominees from serving as a Director, your votes will be cast for the election of a substitute or substitutes selected by the Board. In no event, however, can the proxies be voted for a greater number of persons than the number of nominees named. Unless otherwise instructed, the proxies will vote for the election of each current Director and the nominees to serve as a Director of the Company.
Please note that if you approve Proposal Two (the Reincorporation), upon consummation of the Reincorporation, the Company will be governed by the charter and bylaws of NetREIT, Inc. (“NetREIT-MD”). NetREIT-MD is the Company’s wholly owned subsidiary and, upon consummation of the contemplated merger of the Company with and into NetREIT-MD in connection with the Reincorporation, NetREIT-MD will continue the business and operations of the Company (see Proposal 2 for a discussion of the Reincorporation). The articles of incorporation of NetREIT-MD, which are included on Appendix B hereto, provide that our Board will consist of eight (8) directors (that is, our existing slate of seven directors plus Kenneth Elsberry, our Chief Financial Officer). However, if Proposal 2 is not approved by the Company’s shareholders, or if the Board determines that it is the best interests of the Company and its shareholders to abandon the Reincorporation at any time prior to its consummation, our Board will remain at seven (7) and the Company shall continue to be governed by its existing articles of incorporation and it existing bylaws.
Vote Required
For the election of directors, the director nominees who receive the greatest number of votes cast by holders of Common Shares in person or by proxy at the Annual Meeting (up to the number of directors to be elected) will be elected.
The Board recommends a vote “FOR” the election of each of the Directors nominated.

PROPOSAL 2
PROPOSAL TO APPROVE REINCORPORATION IN MARYLAND
The Board has unanimously approved the proposal to reincorporate from California to Maryland and, for the reasons discussed below, believes that changing our state of incorporation to Maryland is in the Company’s best interests and the best interests of our shareholders. We may hereinafter refer to us prior to our proposed reincorporation as “NetREIT (CA)”, and after our proposed reincorporation as “NetREIT (MD)”. We will hereinafter refer to our proposed reincorporation as the “Reincorporation”. The effect of the Reincorporation will be to change the law applicable to our corporate affairs from California law to Maryland law. Following the Reincorporation:
•	The Company’s corporate name will largely remain unchanged (whereas our current name is “NetREIT”, upon consummation of the Reincorporation our name will be “NetREIT, Inc.”);
•	The Company’s corporate office will continue to be located in Escondido, California — we will not establish any offices or operations in Maryland as a result of the Reincorporation;
•	The Company’s business and management will continue to be the same as immediately before the Reincorporation;
•	Assuming approval of Sub-Proposal 3A, the Board will increase from seven (7) Directors immediately prior to the Reincorporation to eight (8) Directors immediately after the Reincorporation; and
•	The Company’s fiscal year, assets, liabilities and dividend policies will be the same as immediately before the Reincorporation.
The Board believes that because of Maryland’s more comprehensive laws governing REITs and the number of REITs domiciled in that state, Maryland courts have developed a greater expertise than California courts in dealing with REITs and REIT issues and thus have developed a greater body of relevant case law. The Board believes that the comprehensive Maryland statutes, Maryland’s policies with respect to REITs and the established body of relevant case law are more conducive to the operations of a REIT than the laws and policies of California and they provide the directors and management of a REIT with greater certainty and predictability in managing its affairs. That this belief is commonly held is evidenced by, among other things, the fact that over 70% of publicly owned REITs are currently organized under Maryland law.
The number of REITs organized under Maryland law may be attributable to the fact that for many years Maryland has encouraged REITs to establish their legal domicile in Maryland. In furtherance of that policy, Maryland has adopted comprehensive, modern and flexible laws that are periodically updated and revised to meet changing business needs (including a separate statute governing REITs that are organized as trusts). As compared to the California General Corporation Law (“CGCL”) and other state corporation’s statutes, the Maryland General Corporation Law (“MGCL”) and other provisions of Maryland law are considered to be favorable to REITs for numerous reasons, including more favorable provisions under the MGCL permitting charter restrictions on the transferability of stock, which are necessary to satisfy REIT tax requirements

As a result of the above (and the other anticipated benefits of Reincorporation, discussed below and in Proposal 3), the Board believes that being incorporated in Maryland and being governed by Maryland law, like the majority of REITs in the Company’s peer group, would be in the best interest of the Company and its shareholders.
What are the Benefits of the Reincorporation?
The Board believes that we will benefit in several ways by changing our state of incorporation from California to Maryland:
•	upon consummation of the Reincorporation, NetREIT (MD) will be governed by the MGCL, which contains provisions conducive to the operations of a REIT;
•	Maryland offers additional protections for director and officer indemnification, which should facilitate our efforts to attract and retain qualified directors and officers;
•	Maryland law offers additional protections in the event of an unsolicited takeover attempt that we believe should better protect shareholder interests;
•
the fact that the large majority of public reporting REITs are currently organized under the laws of Maryland has resulted in the development of a more comprehensive and clearer body of law and practice relating to Maryland REITs than is available to a REIT that is organized as a California corporation; and

•	being governed by Maryland law will bring our corporate governance more in line with that of other REITs.
What are the Disadvantages of the Reincorporation?
While the Board believes that the Reincorporation is in the best interests of the Company and its shareholders, California and Maryland law differ in some respects. The rights of shareholders and the powers of our Board and our officers under California and Maryland law, as well as the rights of our shareholders and the powers of our Board and our officers under the existing NetREIT (CA) charter (the “Company Charter”) and the existing NetREIT (CA) Bylaws (the “Company Bylaws”), as compared to the rights of our shareholders and the powers of our Board and our officers under the proposed NetREIT (MD) charter (the “Surviving Charter”) and the proposed NetREIT (MD) bylaws (the “Surviving Bylaws”), are discussed in more detail below.
In addition, we are asking you to consider approval of a number of Sub-Proposals set forth under Proposal 3 below. The purpose of certain of these Sub-Proposals is to provide the Board with certain powers and authority that are customarily exercised by boards of directors of Maryland REITS. Although some of these Sub-Proposals do affect shareholder rights, we have structured our Surviving Charter and Surviving Bylaws such that after the Reincorporation (assuming approval thereof) the rights of our shareholders will not be materially changed. For instance, we have (i) declined to create a “staggered” Board; (ii) retained cumulative voting; (iii) voluntarily elected to become subject to the Maryland Business Combination Act; and (iv) inserted many of the remaining substantive provisions of our Company Charter and Company Bylaws in the Surviving Charter and Surviving Bylaws that are not required under the MGCL (including provisions pertaining to removal of directors, Board vacancies, calling of special shareholder meetings, shareholder actions by written consent, and similar provisions). We believe that upon consummation of the Reincorporation, our Surviving Charter and Surviving Bylaws will continue to be materially more restrictive with regard to the powers of our Board than the large majority of the charter documents of the REITs in our peer group with respect to grants of authority to our Board and officers.

How will the Reincorporation be Accomplished?
The Reincorporation will be accomplished by means of the merger of NetREIT (CA) with and into NetREIT (MD) pursuant to a Plan and Agreement of Merger (the “Agreement”), a copy of which is attached to this proxy statement/prospectus as Appendix A. The Reincorporation and the Agreement have been unanimously approved by our Board. Following approval by our shareholders, the Reincorporation will become effective when articles of merger are filed with and accepted for record by the State Department of Assessments and Taxation of the State of Maryland and when the certificate of merger is accepted for record by the Secretary of State of the State of California. We anticipate that these filings will be made as soon as practicable after the annual meeting and after satisfaction of any remaining conditions precedent to the Reincorporation. At the effective time of the Reincorporation:
•
NetREIT (MD) will succeed to all of the assets and liabilities of NetREIT (CA) and continue to possess all of our rights and powers and will continue to operate our business under the name “NetREIT, Inc.”;

•	NetREIT (CA) will cease to exist as a California corporation;
•
we will be governed by the Surviving Charter and Surviving Bylaws of NetREIT (MD), in substantially the form attached to this proxy statement/prospectus as Appendices B and C, respectively (provided, that the content of the Surviving Charter and Surviving Bylaws may change depending upon and subject to our shareholders’ approval of the Sub-Proposals contained in Proposal 3 below);

•	all of the Directors of NetREIT (CA) will become Directors of NetREIT (MD);
•
the size of our Board will increase from seven (7) Directors (of NetREIT (CA)) prior to the Reincorporation to eight (8) Directors (of NetREIT (MD)) after the Reincorporation (and Kenneth Elsberry will be appointed to serve as our eighth director);

•	the officers of NetREIT (CA) will become the officers of NetREIT (MD);
•	all issued and outstanding shares of our Common Stock will be converted into an equal number of shares of Common Stock of NetREIT (MD); and
•	all issued and outstanding shares of Series AA Preferred Stock of NetREIT (CA) will be converted into an equal number of shares of Series AA Preferred Stock of NetREIT (MD).

In addition, if the Reincorporation is approved and the merger of NetREIT (CA) with and into NetREIT (MD) is completed, we will take necessary action to provide that all rights of participants in our stock option and other equity incentive plans prior to the merger will be substantially identical to their rights following the merger. Accordingly, the participants’ new rights will be on substantially identical terms and conditions contained in our existing plans.
In consummating the Reincorporation, we are relying on the “no sale” exception set forth in Rule 145(a)(2) promulgated under the Securities Act of 1933, as amended, and accompanying exemptions and/or exceptions under applicable state laws. We have not sought a “no-action” letter from the Securities and Exchange Commissions agreeing that the Reincorporation fits within the scope of Rule 145(a)(2)’s “no sale” exception. Thus, although we believe that we come under this “no sale” exception, we cannot represent that the Securities and Exchange Commission would concur in this assessment.
A vote to approve the Reincorporation will also be deemed a vote to approve, among other things: (i) the rights, preferences, privileges and restrictions of the common stock and preferred stock of NetREIT (MD) that will be held our shareholders after consummation of the Reincorporation, as set forth in MGCL and as contained in the Surviving Charter and Surviving Bylaws of NetREIT (MD), attached hereto as Appendices B and C hereto, as such Surviving Charter and Surviving Bylaws may be deemed modified depending on whether (and which of) the Sub-Proposals contemplated in Proposal 3 below are approved; and (ii) the corresponding changes required to our existing stock option and other employee benefit plans and arrangements. See “How do the Rights of Our Shareholders and our Corporate Governance Compare Before and After the Reincorporation” below for a comparison of corporate governance provisions and shareholder rights under California and Maryland law and under our current and proposed charters and bylaws.
Will the Reincorporation Affect My Investment in NetREIT Shares?
No, although after the Reincorporation your investment will be in shares of a Maryland corporation instead of a California corporation. Except for differences in shareholders’ rights that are attributable to being governed by the MGCL instead of the CGCL (see “How do the Rights of Our Shareholders and our Corporate Governance Compare Before and After the Reincorporation” below) and except with respect to those differences in the Company Charter and Company Bylaws as compared to the Surviving Charter and Surviving Bylaws as discussed in Proposal 3 below (and the Sub-Proposals set forth therein), it is our intention that the capital stock of NetREIT (MD) mirror in all material respects the voting, dividend rights liquidation and other rights attributable to the various classes and series of our stock prior to the effective time of the Reincorporation, subject to any difference in such rights due to differences between the CGCL and the MGCL. Following the Reincorporation, all share certificates representing shares of our capital stock immediately prior to then effective time of the merger effecting the Reincorporation will continue to represent a like number and kind of shares of capital stock in NetREIT (MD) without any action on the part of the holder thereof. It will not be necessary for shareholders to exchange their existing stock certificates for certificates representing shares of NetREIT (MD). However, if you so choose, you will have the ability to exchange your old NetREIT (CA) share certificates for new share certificates of NetREIT (MD) by delivering their old stock certificates to ACS Securities Services, Inc., our exchange agent, together with the required paperwork.

Will the Reorganization Change My Voting Rights?
Except as specifically discussed in Proposal 3 below, generally, the voting rights of holders of our capital stock will not change after the Reincorporation, although the voting rights of holders of our Common Shares and Preferred Shares will be reduced, including to the extent that California law provides for shareholder votes in circumstances where such votes are not required under the MGCL. For instance, the CGCL provides for separate class votes for holders of different classes of shares (i.e., Common Stock and Preferred Stock) for certain extraordinary transactions such as mergers and reorganizations, regardless of whether such shares are given voting rights under the corporation’s charter, while Maryland law has no comparable provisions. Please see “How do the Rights of Our Shareholders and our Corporate Governance Compare Before and After the Reincorporation” below.
What are the Federal Income Tax Consequences of the Reincorporation?
None. We believe that the Reincorporation will be a tax-free reorganization under the Internal Revenue Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of the Company’s stock as a result of the Reincorporation, and no gain or loss will be recognized by NetREIT (CA) or NetREIT (MD). Each former holder of stock of NetREIT (CA) will have the same basis in the stock of NetREIT (MD) received by such holder pursuant to the Reincorporation as such holder has in the stock of NetREIT (CA) held by such holder at the time of the Reincorporation. Each shareholder’s holding period with respect to the NetREIT (CA) stock will include the period during which such holder held the corresponding NetREIT (CA) stock, provided the latter was held by such holder as a capital asset at the time of the Reincorporation. The Company has not obtained a ruling from the IRS or an opinion of legal counsel or tax advisor with respect to the tax consequences of the Reincorporation, and the IRS could ultimately reach a different conclusion as to the federal income tax consequences of the Reincorporation. Our shareholders are urged to consult their own tax advisors as to the federal, state, local and foreign tax consequences, if any, of the Reincorporation.
Will the Company’s Business Change after the Reincorporation?
No, the Reincorporation will not result in any change in the Company’s business, management team, fiscal year, assets, liabilities, or dividend policies. The number of Directors on the Board will increase from seven (7) Directors currently to eight (8) Directors after the Reincorporation, and Kenneth Elsberry, the Company’s Chief Financial Officer, will be appointed as the eighth member of the Board.
Are There Any Conditions to Completion of the Reincorporation?
The Reincorporation is subject to a number of customary closing conditions, including receipt of all necessary governmental and other consents and approvals as well as the approval of the holders of at least a majority of: (a) the outstanding shares of our Common Stock, (b) the outstanding shares of our Series AA Preferred Stock, and (c) the outstanding shares of our Common Stock and Series AA Preferred Stock, voting together as a single class. Notwithstanding shareholder approval of the Reincorporation, we may terminate the Agreement and abandon the Reincorporation if circumstances arise or facts are revealed that make it inadvisable, in the judgment of the Board, to proceed with the Reincorporation.

Do I Have Dissenters’ Rights in the Reincorporation?
No, you do not have dissenter’s rights in connection with the Reincorporation. Section 1300(a) of the CGCL provides for dissenter’s rights under certain circumstances. However, as the shareholders of NetREIT (MD) prior to the Reincorporation will own more than 5/6ths (83 1/3%) of the voting power of NetREIT (MD), the appraisal procedures of Section 1300 of the CGCL will not be triggered.
Is separate class vote required to approve the Reincorporation?
Yes, as noted above, we are required to obtain the approval of the holders of at least a majority of: (a) the outstanding shares of our Common Stock voting together as a single class, (b) the outstanding shares of our Series AA Preferred Stock voting together as a single class, and (c) the outstanding shares of our Common Stock and Series AA Preferred Stock, voting together as a single class.
Because the affirmative vote required to approve the Reincorporation is based on the total number of outstanding shares of Common Stock and Preferred Stock, the failure to submit a proxy or voting instructions card or to vote at the annual meeting will have the same effect as a vote against the Reincorporation. Brokers holding shares of our stock will not have discretionary authority to vote those shares in the absence of instructions from the beneficial owners of such shares, so the failure to provide voting instructions to your broker will also have the same effect as a vote against the Reincorporation.
How do the Rights of Our Shareholders and Our Corporate Governance Compare Before and After the Reincorporation
Upon completion of the merger effecting the Reincorporation, shareholders in NetREIT (CA) will become shareholders in NetREIT (MD). The rights of the shareholders of NetREIT (MD) will be governed by the applicable laws of the State of Maryland, including the MGCL, and by the Surviving Charter and Surviving Bylaws. Since NetREIT (CA) is a California corporation, the rights of the shareholders of NetREIT (CA) are governed by the applicable laws of the State of California, including the CGCL (“CGCL”), and by the Company Charter and Company Bylaws.
The following is a summary comparison of:
•	the current rights of NetREIT (CA) shareholders under the CGCL, Company Charter and Company Bylaws; and
•	the future rights of NetREIT (MD) stockholders under the MGCL, the Surviving Charter and Surviving Bylaws.
The statements in this section are qualified in their entirety by reference to, and are subject to, the detailed provisions of the MGCL, the CGCL, the Company Charter, the Company Bylaws, the Surviving Charter and the Surviving Bylaws. Copies of the Company Charter and the Company Bylaws are incorporated by reference in this proxy statement/prospectus. The Company will send copies of the Company Charter, Surviving Charter, Company Bylaws and Surviving Bylaws to shareholders upon request without charge.

General Corporate Governance Matters
Governing Statutes
California: The rights of NetREIT (CA) shareholders are governed by the CGCL and the Company Charter and Company Bylaws.
Maryland; The rights of NetREIT (MD) stockholders will be governed by the MGCL and the Surviving Charter and Surviving Bylaws.
Authorized Capital Stock
California; The authorized capital stock of NetREIT (CA) currently consists of (i) 100,001,000 shares of Common Stock, no par value, of which (A) 100,000,000 shares are Common Stock, Series A (the Common Stock, Series A will hereinafter be referred to as the “Series A Common Stock”), and (B) 1,000 shares are Common Stock, Series B (the “Series B Common Stock”) and (ii) 10,000,000 shares are Preferred Stock, no par value, of which (X) 5,000 are Series A Preferred Stock, and (Y) 1,000,000 are Series AA Preferred Stock (the “Series AA Preferred”). Each reference to our “Common Shares” or our “Common Stock” shall be deemed to be a reference to the Series A Common Stock. There are no shares of Series B Common Stock or Series A Preferred Stock outstanding.
Maryland: The authorized capital stock of NetREIT (MD) will consist of the same amount of authorized capital stock of NetREIT (CA), except that there will be no authorized shares of Series A Preferred Stock. The Common Stock, Series A of NetREIT (MD) will hereinafter be referred to as the “Series A Common Stock”), the Common Stock, Series B of NetREIT (MD) will hereinafter be referred to as the “Series B Common Stock”) and the Series AA Preferred Stock will hereinafter be referred to as the “Series AA Preferred”). Each reference to “Common Shares” or “Common Stock” shall be deemed to be a reference to the Series A Common Stock of NetREIT (MD). All shares of authorized capital stock of NetREIT (MD) shall have a par value of $0.01 per share.
Blank Check Preferred
California: The Board of NetREIT (CA) is authorized to fix the number of shares of any series of Preferred Stock and to determine the designation of any such series. The Board is also authorized to determine or alter the rights granted to or imposed upon any wholly unissued series or preferred shares (including, without limitation, the dividend rights and the liquidation preference of such shares), and, within the limits and restrictions stated in any resolution or resolutions of the Board originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issuance of shares of that series. The approval of the holders of at least a majority of the Series AA Preferred is necessary for creation of a series of stock with dividend rights pari passu with or senior to the dividend rights of the Series AA Preferred.
Maryland: The Board of Directors of NetREIT (MD) may classify any unissued shares of preferred stock by setting the preferences, conversion or other rights, voting powers, restrictions, limitations on dividends or other distributions, qualifications or terms or conditions of redemption of the stock.

Voting Rights
California: The CGCL provides that, except as provided in Section 708 of the CGCL (cumulative voting) and except as otherwise provided in a corporation’s articles of incorporation, each outstanding share shall be entitled to one vote on each matter submitted to a vote of shareholders. The Company Charter does not contain special voting provisions pertaining to the Series A Common Stock or the Series B Common Stock.
Under the Company Charter, the holders of the Series AA Preferred Stock do not have the right to vote except as required by law; provided, however, that as long as any shares of Series AA Preferred remain outstanding, we may not, without the affirmative vote of at least a majority of the Series AA Preferred Stock then outstanding, voting separately as a class, effect any of the following:
(i)
Amend or repeal any provisions of our articles of incorporation or bylaws so as to adversely affect the relative rights, preferences, qualifications, limitations or restrictions of the Series AA Preferred;

(ii)	Authorize or issue any class of stock having superior or equal rights to that of the Series AA Preferred with respect to dividends or liquidation preferences;
(iii)	Effect any reclassification of the Series AA Preferred; or
(iv)
Cause or effect any merger, exchange of shares or sale of assets of the Company if the shareholders of the Company prior to such merger, exchange or sale own less than 50% of the shares of the surviving (or acquiring) entity following such merger, exchange or sale.

In addition, as long as any shares of Series AA Preferred remain outstanding, in the event that four (4) consecutive quarterly dividends payable on the Series AA Preferred are in arrears on the date of any meeting of our shareholders in which Directors are to be elected, the holders of Series AA Preferred, voting separately as a class, will be entitled to elect two (2) of our seven (7) Directors, which Directors will serve until such time, if any, as payments on dividends on the Series AA Preferred are brought current.
In all matters in which it is entitled to vote, the Series AA Preferred shall have one vote per share, and, unless otherwise expressly provided or as otherwise required by law, the Series AA Preferred will vote as a separate class.
In addition, under the CGCL, our holders of Common Stock and Series AA Preferred Stock are entitled to separate class votes with respect to certain extraordinary transactions (e.g., certain amendments to our articles of incorporation), mergers, consolidations or other extraordinary business combinations, and distribution of property rather than cash in connection with a dissolution of NetREIT (CA), regardless of whether our articles of incorporation provide for or prohibit such voting rights.
Maryland: Under Maryland law, unless the charter provides for a greater or lesser number of votes per share or limits or denies voting rights, each outstanding share of stock, regardless of class, is entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Under the Surviving Charter, shares of our Series A Common Stock would vote together as a single class and each share is entitled to one vote on each matter to be voted upon by the holders of common stock, and shares of our Series AA Preferred Stock would vote together as a single class and each share is entitled to one vote on each matter to be voted upon by the holders of Series AA Preferred Stock to the extent such voting rights are expressly granted by NetREIT (MD)’s charter or otherwise required under the MGCL. The holders of the Series AA Preferred Stock issued by NetREIT (CA) will generally have the same such rights, limitations, restrictions, privileges and preferences under and as designated in the Surviving Charter.

Amendment of the Articles of Incorporation
California: The CGCL requires the approval of shareholders of a California corporation for any amendment to its articles of incorporation, except that certain immaterial amendments specified in the CGCL may be made by our Directors. Unless a specific section of the CGCL or a California corporation’s articles of incorporation require a greater vote, an amendment to a California corporation’s articles of incorporation generally must be approved by a majority of the outstanding shares entitled to vote on the amendment. Under the CGCL, there are certain amendments that require the approval of at least a majority of the outstanding shares of each class of shares, whether or not entitled to vote thereon by our articles of incorporation, if, with respect to such class, such amendment would effect (among other things): (i) a change in the aggregate number of shares of such class, (ii) an exchange, reclassification or cancellation of the shares of such class (including a reverse stock split but excluding a forward stock split); (iii) an exchange, or creation of a right of exchange, of all or part of the shares of another class into the shares of such class; (iv) creation of a new class of shares having senior rights, preferences and privileges (or giving a junior class of shares such senior rights); (v) changing the rights, preferences or privileges of such class; or (vi) cancelling or otherwise affecting the dividends on the shares of such class which have accrued but not been paid.
The Company Charter specifically provides that, as long as any shares of Series AA Preferred are outstanding, the affirmative vote of holders of at least a majority of the Series AA Preferred then outstanding (voting separately as a class) is required to effect any amendment to the Company Charter that adversely affects the relative rights, preferences, qualifications, limitations or restrictions of the Series AA Preferred.
Maryland: Maryland law provides that a corporation may amend its charter. NetREIT (MD) has reserved the right to make any amendment from time to time to the Surviving Charter, including any amendment altering the terms or contract rights, as expressly set forth in the Surviving Charter, of any shares of outstanding stock, other than the outstanding shares of Series AA Preferred Stock which shall have and retain all of the rights provided for in Section 6.4(i) of the charter. Except as otherwise provided in the NetREIT (MD) Charter and except for those amendments permitted to be made without stockholder approval under Maryland law, any amendment to the Surviving Charter is valid only if approved by the NetREIT (MD) stockholders by the affirmative vote of a majority of all the votes entitled to be cast on the matter.
Amendment of the Bylaws
California: The large majority of the provisions of the Company Bylaws, insofar as they relate to certain other specified articles of the Company Bylaws, may only be amended or repealed by the holders of at least a majority of our outstanding shares entitled to vote thereon. In addition, any amendment to the Company Bylaws which would change any rights with respect to any outstanding class of our securities, by reducing the amount payable thereon upon liquidation, or by diminishing or eliminating any voting rights pertaining thereto, requires the approval of holders of at least two-thirds (2/3) of the outstanding securities of such class. Subject to the foregoing, the Company Bylaws may be amended or repealed upon the approval of holders of at least a majority of the outstanding shares entitled to vote thereon.

Subject to the rights of the shareholders to amend the Company Bylaws, and the requirements of approval of certain matters by the Company’s independent Directors, the Company Bylaws may be amended by the Board, provided, however, that the Board may adopt a bylaw or amendment of a bylaw changing the authorized number of directors only for the purpose of fixing the exact number of Directors within the limits authorized by the shareholders.
The Company Charter specifically provides that, as long as any shares of Series AA Preferred Stock are outstanding, the affirmative vote of holders of at least a majority of the Series AA Preferred Stock then outstanding (voting separately as a class) is required to amend, alter or repeal any provision of the Company Bylaws that would adversely affect the relative rights, preferences, qualifications, limitations or restrictions of the Series AA Preferred Stock.
Maryland: Maryland law provides that after the organizational meeting of the board of directors the power to alter and repeal bylaws is vested with the stockholders except to the extent the charter or the bylaws vest such power with the board of directors. The Surviving Bylaws provide that the Board and stockholders shall have the power to adopt, alter, amend, restate or repeal the Surviving Bylaws, however, any amendment, alteration or repeal of any provision of these bylaws that affects adversely the relative rights, preferences, qualifications, limitations or restrictions of the Series AA Preferred Stock requires the consent of the holders of at least a majority of the outstanding Series AA Preferred Stock. Any change to the Surviving Bylaws made by the stockholders may not be altered in any manner by the Board prior to the next annual meeting of our stockholders.
Matters Relating To Directors And Officers
Number of Directors
California: The Company Charter provides that the number of Directors on our Board must be at least four (4) but no more than seven (7). The exact number of Directors within this specified range may be set by a majority of Directors or by the shareholders. The Board is currently set at seven (7) members. The Company does not have a classified board (i.e., the Board is not divided into classes), nor are we permitted to install a classified board until such time that our shares are “listed” on a national market or exchange. The Company Bylaws provide that a majority of the Directors must be “independent directors” (as defined in the Company Bylaws).
Maryland: Maryland law provides that each Maryland corporation must have at least one director, with the number specified in or fixed in accordance with the charter or bylaws of the corporation. The Surviving Bylaws provide for no fewer than six (6) directors and no more than eleven (11) directors, which numbers may be increased or decreased by a majority vote of stockholders entitled to cast a majority of all votes entitled to be cast on the matter. The NetREIT (MD) charter fixes the initial number of Directors at eight (8). The Surviving Bylaws provide that a majority of the Directors must be “independent directors” (as defined in the Surviving Bylaws).

Election of Directors; Term
California: Our Directors are elected at each annual meeting of the shareholders and hold office until (i) the next annual meeting and until their successors are elected and qualified, or (ii) until their earlier resignation, removal or death.
In the event we fail to pay accrued dividends on the Series AA Preferred Stock for four (4) consecutive quarters, the holders of Series AA Preferred Stock would be entitled to elect two (2) directors to our Board while such accrued dividends remain unpaid.
Maryland: Unless a corporation has elected to divide its directors into classes, the directors are elected at each annual meeting of the stockholders and hold office until (i) the next annual meeting and until their successors are elected and qualified, or (ii) until their earlier resignation, removal or death. Our holders of the Series AA Preferred Stock will have the right to elect two directors to our Board if NetREIT (MD) fails to pay such holders four consecutive quarterly dividends.
Removal of Directors
California: The Directors may be removed, with or without cause, by the vote or written consent of the holders of at least a majority of the outstanding shares, and may be removed at a special meeting called in a manner consistent with the applicable provisions of the Company Bylaws; provided, however, that no Director may be removed when the votes cast against removal, or not consenting in writing to the removal, would be sufficient to elect such Director if voted cumulatively.
Maryland: Maryland law provides that, unless otherwise provided in the charter, the stockholders of a corporation may remove any director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast generally for the election of directors, except if a corporation has cumulative voting for the election of directors and less than the entire board is to be removed, a director may not be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors or, if there is more than one class of directors, at an election of the class of directors of which he is a member.
Vacancies
California: Vacancies on the Board may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director (or, if the Directors fail to act, by the majority vote of the shareholders), except that a vacancy created as a result of removal of a Director by the shareholders or by court order may be filled only by majority vote or written consent of the shareholders. The nomination for the filling of a vacancy of an independent Director position will be made by the remaining independent Directors.
Vacancies affecting the Directors elected by the holders Series AA Preferred may be filled (while the limited director election right of the Series AA Preferred remains in force) by majority vote of the Series AA Preferred Stock.

Maryland: Maryland law provides that unless the charter or bylaws provide otherwise, any vacancy on the NetREIT (MD) Board may be filled by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, except that a majority of the entire board of directors is required to fill a vacancy resulting from an increase in the number of directors. The provisions in the Surviving Charter regarding the filling of vacancies on the NetREIT (MD) Board, except those resulting from removal of a director, generally follow Maryland law, except that a vacancy with respect to any Series AA Director shall be filled by the holders of the Series AA Preferred Stock and any vacancy created by the removal of a director (other than a Series AA Director, who shall be subject to removal only by a vote of the Series AA Preferred) by the Common Stock holders may be filled only by the vote of a majority of the Common Stock. Any director elected to fill a vacancy shall serve until the next annual meeting of the stockholders and until a successor is elected and qualifies.
Director Quorum
California: A majority of the authorized number of Directors constitutes a quorum for the transaction of business. In addition, a meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.
Maryland: The Surviving Bylaws provide that a majority of our directors shall constitute a quorum for transaction of business at any meeting of the NetREIT (MD) Board. The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum. Less than a majority of directors present at a meeting may adjourn the meeting from time to time without further notice.
Indemnification of Directors and Officers
California: Under the CGCL, a corporation may generally indemnify its officers, directors, employees and agents against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding (other than actions by or in the right of corporation to procure a judgment in its favor), if they acted in good faith and in a manner they reasonably believed to be in the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in actions, against expenses actually and reasonably incurred in connection with the defense or settlement of the action, except that no indemnification may be made (1) if the person is adjudged liable to the corporation unless the court determines upon application that the person is fairly and reasonably entitled to indemnity for expenses and then only to the extent determined by the court, (2) for amounts paid in settling or otherwise disposing a pending action without court approval, or (3) for expenses incurred in defending a pending action which is settled or otherwise disposed of without court approval. The CGCL provides that to the extent that such persons have been successful in defense of any proceeding, they must be indemnified by the corporation against expenses actually and reasonably incurred in connection therewith. Additionally, the CGCL provides that, the corporation may only indemnify the person if authorized in the specific case, upon a determination that indemnification is proper because the person has met the applicable standard of conduct, (1) by a majority vote of a quorum consisting of directors who are not parties to the proceeding, (2) if such a quorum is not obtainable, by independent legal counsel in a written opinion, (3) by approval of a majority of the outstanding shares entitled to vote, or (4) by the court in which the proceeding is or was pending upon application by the corporation or the person. Expenses incurred in defending any proceeding may be advanced by the corporation prior o the final disposition of the proceeding upon the corporation’s receipt of an undertaking by or on behalf of the person to repay that amount if it is ultimately determined that the person is not entitled to be indemnified.

In addition, the Company Bylaws provide that (i) no “affiliate” (as defined in the Company Bylaws) of an “advisor” (also as defined in the Company Bylaws), shall receive indemnification unless the terms and conditions of such indemnification are first approved by a majority of the Directors as well as a majority of the Company’s “independent directors” (as defined in the Company Bylaws), each of whom shall be disinterested in the transaction, and (ii) notwithstanding the other indemnification provisions of the Company Bylaws, we may only indemnify a Director or an “advisor” (as defined in the Company Bylaws) or losses arising from the operation of NetREIT (CA) only if: (A) such director or “advisor” has determined, in good faith, that the course of conduct which caused the loss or liability was in best interests of the Company and its shareholders; and (B) such liability or loss was not the result of negligence or misconduct by such Director or “advisor”. Also, the Company Bylaws provide that the Company may advance funds for the expenses of defending any proceeding hereunder initiated against a Director or “advisor” only if the following conditions are satisfied: (1) the legal action relates to the performance of duties or services by such Director or “advisor” on behalf of the program; (2) the legal action is initiated by a third party who is not one of the Company’s shareholders; and (3) such Director or “advisor” undertakes to repay the advanced funds to the Company in cases in which such Director or “advisor” would not be entitled to indemnification.
Maryland: In Maryland, reasonable expenses may be advanced to a director, or to an officer, employee, or agent who is not a director to the same extent that they may be advanced to a director unless limited by the charter. Advances to directors, officers, employees, and agents prior to the final adjudication of a proceeding may be generally authorized in the corporation’s charter or bylaws, by action of the board of directors, or by contract. The director, officer, employee, or agent must give to the corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the corporation has been met, and a written undertaking providing that if it is ultimately determined that the standard of conduct has not been met, said director, officer, employee, or agent will repay the amount advanced.
Under Maryland law, unless limited by the charter, indemnification is mandatory if a director or officer has been successful on the merits or otherwise in the defense of any proceeding arising from his service as a director or officer unless such indemnification is not otherwise permitted as described in the following sentence. Indemnification is permitted unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director or officer had reasonable cause to believe his act or omission was unlawful. In addition to the foregoing, a court of appropriate jurisdiction may, under certain circumstances, order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director or officer has met the standards of conduct set forth in the preceding sentence or has been adjudged liable on the basis that a personal benefit was improperly received in a proceeding charging improper personal benefit to the director or the officer. If the proceeding was an action by or in the right of the corporation or involved a determination that the director or officer received an improper personal benefit, however, no indemnification may be made if the individual is adjudged liable to the corporation, except to the extent of expenses approved by a court of appropriate jurisdiction.

Maryland law also provides that, where indemnification is permissible, it must be authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of care described above. Such determination must be made by (i) the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate; (ii) special legal counsel selected by the board of directors or a committee of the board by vote as set forth in clause (i) or, if the requisite quorum of the full board cannot be obtained and the committee cannot be established, by a majority vote of the full board of directors in which directors who are parties may participate; or (iii) a vote of the stockholders.
Limitations on Liability for Directors and Officers
California: The Company Charter limits the liability of the Directors for monetary damages to the fullest extent permissible under California law. In addition, the Company Charter authorizes the Company to provide indemnification of its Directors, officers and employees for breach of their duty to the Company and its shareholders (through bylaw provision or agreements, or both) in excess of the indemnification otherwise permitted under Section 317 of the CGCL, subject to the limitations on such excess indemnification set forth in Section 204 of the CGCL. Section 204 of the CGCL provides that such excess indemnification may not eliminate or limit the liability of directors (i) for acts or omissions that involve intentional misconduct or a knowing and culpable violation of law, (ii) for acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director, (iii) for any transaction from which a director derived an improper personal benefit, (iv) for acts or omissions that show a reckless disregard for the director’s duty to the corporation or its shareholders in circumstances in which the director was aware, or should have been aware, in the ordinary course of performing a director’s duties, of a risk of serious injury to the corporation or its shareholders, (v) for acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation or its shareholders, (vi) violations of the CGCL requirements governing company contracts in which the director has a material interest, or (vii) corporate actions for which the director and the Company are jointly and severally liable. The Company Charter limits the liability of our Directors to the maximum extent permitted by the CGCL.
In general, the liability of officers may not be eliminated or limited under California law.
Maryland: Maryland law permits a Maryland corporation to limit the liability of its directors and officers to the corporation and its stockholders for money damages by provision in its charter, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment and is material to the cause of action.
The Surviving Charter limits the liability of its directors and officers to the fullest extent permissible under Maryland law.

Matters Relating To Shareholders
Advance Notice Requirement for Shareholder Proposals and Director Nominations
California: The Company Bylaws do not contain any advance notice permissions with respect matters to be presented at its annual meeting.
Maryland: Maryland law provides that the corporation’s charter or bylaws may require any stockholder proposing a nominee for election as a director or any other matter for consideration at a meeting of the stockholders to provide advance notice of the nomination or proposal to the corporation of not more than 90 days before the date of the meeting, or, in the case of an annual meeting, 90 days before the first anniversary of the preceding year’s annual meeting or the mailing date of the notice of the preceding year’s annual meeting. The charter or bylaws may specify another time.
The Surviving Bylaws provide that in order for director nominations or stockholder proposals to be properly brought before the meeting, the stockholder must have delivered timely notice to our Secretary. Under the Surviving Bylaws, to be timely, notice generally must have been delivered not earlier than 90 days nor later than 60 days prior to the first anniversary of the date of mailing of the notice for the previous year’s annual meeting.
Cumulative Voting for Directors
California: Subject to compliance with the relevant provisions of the CGCL and our Company Charter and Company Bylaws, our shareholders are entitled under the CGCL to cumulate their shares to elect our Directors.
Maryland: Maryland law provides that a corporation’s charter may include a provision for cumulative voting in the election of directors and the terms on which cumulative voting rights may be exercised. The Surviving Bylaws provide for cumulative voting in the election of directors.
Quorum at Shareholder Meetings
California: The Company Bylaws provide that the presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business.
Maryland: The Surviving Charter provides that the presence in person or by proxy of the holders of shares of stock of the Company entitled to cast a majority of the votes entitled to be cast on a matter (without regard to class) shall constitute a quorum at any meeting of stockholders with respect to such matter, except with respect to any such matter that, under applicable statutes or regulatory requirements or the charter, requires approval by a separate vote of the holders of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. Notwithstanding the foregoing, to the extent permitted by the MGCL, the Company Bylaws may provide for a greater or lesser quorum requirement, provided that such requirement shall not be less than forty percent (40%) nor more than sixty-six and two-thirds percent (66 2/3rds%) of the votes entitled to be cast (without regard to class) on matters submitted for a vote of the stockholders.

Actions by Written Consent of Shareholders
California: The Company Bylaws provide that any action required or permitted to be taken by our shareholders may be taken without a meeting upon the written consent of the holders of outstanding shares having not less than the minimum number of votes that would be necessary to take that action at a meeting at which all shares entitled to vote were present and voted. In the case of election of our Directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of Directors; provided, however, that a Director may be elected pursuant to written consent at any time by the holders of a majority of the outstanding shares entitled to vote for the election of Directors to fill a vacancy on the Board that has not been filled by the Directors.
Maryland: Under Maryland law, stockholders may act without a meeting if a consent in writing or by electronic transmission, which describes the action, is given by each stockholder entitled to vote on the matter or, if authorized by the charter of the corporation, by the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders’ meeting if the corporation gives notice of the action to each holder of the class of stock not later than 10 days after the effective time of the action. In the case of election of directors, such consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors.
While we are a reporting company required to file reports under the Securities Exchange Act of 1934, we will provide notice of such action to our stockholders pursuant to a Schedule 14C information statement that will be filed with the SEC.
Shareholder Power to Call Special Meeting
California: The Company Bylaws provide that a special meeting of the shareholders may be called at any time by a majority of our independent Directors, or by our Board, or by the chairman of our Board, or by our president, or by one or more shareholders holding not less than ten percent (10%) of the shares entitled to vote at such meeting.
Maryland: Under Maryland law, a special meeting may be called by (i) the president; (ii) the board of directors; or (iii) any person designated in the charter or bylaws. Maryland law provides that special meetings of the stockholders may also be called by the secretary of the corporation upon the written request of stockholders entitled to cast at least 25% of all the votes entitled to be cast at the meeting. However, unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, the secretary is not required to call a special meeting if the matter to be considered at the meeting is substantially the same as a matter considered at a special meeting during the preceding 12 months. The charter or bylaws may increase or decrease the percentage of votes stockholders must possess to request a special meeting, provided that the percentage may not be greater than a majority of the votes entitled to be cast at the meeting.
Under the Surviving Bylaws, stockholders may call a special meeting upon the written request of stockholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting. Additionally, the Surviving Bylaws allow for the Chairman of the Board, the Chief Executive Officer, the President or the NetREIT (MD) Board to call special meetings of stockholders.

Preemptive Rights
California: None of the CGCL, the Company Charter nor the Company Bylaws provide our shareholders with a preemptive right to purchase or subscribe for any additional shares of stock or any other security of ours which we may issue or sell.
Maryland: The Surviving Charter provides that that the stockholders have no preemptive right to purchase or subscribe for any additional shares of stock or any other security of NetREIT (MD) which it may issue or sell.
Appraisal Rights
California: Section 1300 of the CGCL extends dissenters’ rights to shareholders of a California corporation that engage in certain types of reorganizations that require shareholder approval.
The Reincorporation requires shareholder approval (by class) but will not give rise to appraisal rights to objecting shareholders.
Maryland: Under Maryland law, stockholders have the right to dissent and to demand and to receive payment of the fair value of their stock in the event of (i) a merger or consolidation; (ii) a share exchange; (iii) a transfer of assets in a manner requiring stockholder approval; (iv) an amendment to the charter altering contract rights of outstanding stock, as expressly set forth in the charter, and substantially adversely affecting the stockholder’s rights (unless the right to do so is reserved in the charter); or (v) certain business combinations with interested stockholders which are subject to or exempted from the Maryland business combination statute (as discussed below) and in connection with the approval of voting rights of certain stockholders under the Maryland control share acquisition statute. Except with respect to certain business combinations and in connection with appraisal and dissenter’s rights existing as a result of the Maryland control share statute, the right to demand and receive payment of fair value does not apply (a) to stock listed on a national securities exchange or a national market system security designated on an interdealer quotation system by the National Association of Securities Dealers, Inc., or designated for trading on the NASDAQ Small Cap Market; (b) to stock of the successor in a merger (unless the merger alters the contract rights of the stock or converts the stock in whole or in part into something other than stock of the successor, cash or other interests); (c) to stock that is not entitled (other than because the transaction is a merger between the corporation and a 90% or more owned subsidiary) to be voted on the transaction or the stockholder did not own the shares of stock on the record date for determining stockholders entitled to vote on the transaction; (d) if the charter provides that the holders of the stock are not entitled to exercise the rights of an objecting stockholders; or (e) stock of an open-end investment company registered with the SEC under the Investment Company Act of 1940 and the stock is valued in the transaction at its net asset value. Except in the case of appraisal and dissenter’s rights existing as a result of the Maryland control share acquisition statute, these rights are available only when the stockholder files with the corporation a timely, written objection to the transaction, and does not vote in favor of the transaction. In addition, the stockholder must make a demand on the successor corporation for payment of the stock within 20 days of the acceptance of articles by the Maryland State Department of Assessments and Taxation.

Inspection of Shareholder Lists
California: Under the CGCL and the Company Bylaws, a shareholder or shareholders holding an aggregate of at least 5% of the Company’s outstanding voting shares (or who hold at least 1% of such voting shares and have filed a Schedule 14B with the SEC relating to the election of the Directors) shall have an absolute right to do either or both of the following: (i) inspect and copy shareholders’ names and addresses during usual business hours upon five (5) days’ prior written demand to the Company, and (ii) obtain from the Company’s transfer agent, on written demand and on the tender of such transfer agent’s usual charges for such list (the amount of which charges shall be stated to the Shareholder by the transfer agent upon request), a list of shareholders’ names and addresses who are entitled to vote for the election of directors, and their shareholdings. In addition, any shareholder of record may inspect and copy the accounting books and records and minutes of proceeding of the shareholders and the Board and any committee of the Board, at any time during usual business hours, for any purpose reasonably related to such holder’s interests as a shareholder.
Maryland: Under Maryland law, stockholders of a Maryland corporation, irrespective of how long they have held stock, may inspect and copy, during usual business hours, the bylaws, minutes of the proceedings of the stockholders, annual statements of affairs, and voting trust agreements on file at the corporation’s principal office. If a stockholder makes a written request, the stockholder may obtain a statement showing all stock and securities issued by the corporation within the previous twelve months. In addition, a person who has owned for at least six months at least 5% of the outstanding stock of any class of the corporation may inspect and copy the corporation’s books of account and stock ledger during usual business hours, and may make a written request for a statement of the corporation’s affairs.
Dividends and Redemptions
California: Under the CGCL, a company may only make a distribution to shareholders if (a) its retained earnings immediately prior to payment of the distribution are at least equal to the amount of the distribution, or (b) generally, its total assets (exclusive of certain intangible assets and certain other charges and expenses) are equal to at least 1 1/4 times its total liabilities (excluding certain deferred items) immediately after giving effect to the distribution and, in the case of a company that classifies its assets into current and fixed assets under GAAP, its current assets are at least equal to its current liabilities. The CGCL also prohibits a California corporation from making any distribution to shareholders if the corporation is or, as a result thereof, would be likely to be unable to meet its liabilities as they mature. The CGCL also imposes limitations on distributions on any class or series of stock if capital stock with a preference on distributions of assets upon liquidation is outstanding if, after giving effect to the distributions, the excess of its assets over its liabilities would be less than the liquidation preference of all shares having a preference on liquidation over the class or series on which the distribution is to be made.
Maryland: A Maryland corporation generally may make distributions to its stockholders unless, after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the ordinary course of business or the corporation’s total assets would be less than its total liabilities, plus, unless the charter permits otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

Anti-Takeover Measures
As discussed below, certain provisions of the Surviving Charter could be considered to be anti-takeover measures. Although the Board does not have knowledge that any attempts to gain control of the Company or, after the Reincorporation, are being contemplated, numerous differences between California and Maryland law, effective without additional action by us, could have a bearing on unapproved takeover attempts.
Business Combinations
California: Under the CGCL, the affirmative vote of a majority of the outstanding shares of each class is generally needed to approve a merger or similar business combination. A shareholder vote is generally not required for reorganizations where the corporation, or the shareholders of the corporation immediately prior to the reorganization, will own equity securities constituting over five-sixths of the voting power of the surviving corporation and the vote of the holders of preferred stock is generally not required where the corporation is the survivor in the merger and the rights of those holders remain unchanged. Notwithstanding the foregoing, even if the shareholders of a corporation immediately prior to the reorganization will own equity securities constituting over five-sixths of the voting power of the surviving corporation, the CGCL will require that such reorganization be approved by the affirmative vote of at least a majority of the outstanding shares of each class that receives shares of the surviving or acquiring corporation or parent corporation having different rights, preferences, privileges or restrictions than those surrendered (shares in a “foreign corporation”, i.e. a non-California corporation, received in exchange for shares in a domestic corporation are deemed under the CGCL to have different rights, preferences, privileges and restrictions). The CGCL also imposes conditions on certain business combinations with interested shareholders.
Under the Company Bylaws, without the prior vote or written consent of the holders of at least two-thirds of the outstanding shares, NetREIT (CA) is not permitted to enter into any business combination with a shareholder (or group of shareholders acting in concert) holding 10% or more of our outstanding shares (such holder or group of holders, hereinafter an “Interested Shareholder”). The Company Bylaws define a “business combination” to mean (i) a merger or consolidation between or with NetREIT (CA) and the Interested Shareholder and/or its affiliates; (ii) any sale, lease, exchange, mortgage, pledge, transfer of assets to an Interested Shareholder and/or its affiliates having an aggregate fair market value of at least $1,000,000; (iii) any reclassification or reorganization, the effect of which would be to increase the proportion of outstanding shares of any class of our equity securities convertible into a class of equity securities owned by an Interested Shareholder and/or its affiliates; and (iv) the adoption of any plan for the liquidation or dissolution of NetREIT (CA), proposed by or on behalf of the Interested Shareholder and/or its affiliates.
However, the foregoing provisions requiring two-thirds or greater vote of the outstanding shares shall not apply, and instead, only majority shareholder approval shall be required, if: (i) at the time the business combination is consummated or during the prior twelve months, NetREIT (CA) beneficially owned a majority of the outstanding equity securities of the Interested Shareholder; or (ii) the business combination was approved by all of our “disinterested Directors (i.e. Directors unaffiliated with the Interested Shareholder).

Maryland: The Maryland Business Combination Act prohibits a business combination between a corporation and any interested stockholder or any affiliate of an interested stockholder for five years following the most recent date upon which the stockholder became an interested stockholder. A business combination includes a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. Generally, an interested stockholder is anyone who owns 10% or more of the voting power of the corporation’s shares or an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation. A person is not an interested stockholder under the statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board. After the five-year period has elapsed, a corporation subject to the statute may not consummate a business combination with an interested stockholder unless (i) the transaction has been recommended by the board of directors and (ii) the transaction has been approved by (a) 80% of the outstanding votes entitled to be cast by holders of outstanding shares of voting stock of the corporation and (b) two-thirds of the votes entitled to be cast by holders of voting stock other than shares owned by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder. This approval requirement need not be met if certain fair price and terms criteria have been satisfied.
The Maryland Business Combination Act applies to any corporation incorporated in Maryland. However, any corporation may elect to “opt out” of the Act. NetREIT (MD), in the Surviving Bylaws, has expressly elected to be governed by the provisions of the Maryland Business Combination Act.
Duties of Directors
California: The CGCL requires a director of a California corporation to perform his or her duties as a director in good faith, in a manner believed to be in the best interests of the corporation and its shareholders with the care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.
In addition, under the Company Bylaws, our Directors have a fiduciary duty to the Company and its shareholders to supervise the Company’s relationships with any “advisors” (i.e., any individuals or entities providing real estate investment advisory services to the Company on an ongoing basis). The Company does not presently use the services of an “advisor” nor does it have any present intention to do so.
Maryland: The MGCL requires a director of a Maryland corporation to perform his or her duties as a director (including his or her duties as a member of a committee of the board on which (s)he serves): (i) in good faith; (ii) in a manner (s)he reasonably believes to be in the best interests of the corporation; and (iii) with the care that an ordinarily prudent person in a like position would use under similar circumstances. Maryland law provides that a person who performs his or her duties in accordance with the above standard has no liability by reason of being or having been a director of a corporation. An act of a director is presumed to satisfy the standard.

In addition, the MGCL provides protection for Maryland corporations against unsolicited takeovers by protecting boards of directors with regard to actions taken in a takeover context. The MGCL provides that the duties of directors will not require them to:
•	Accept, recommend or respond to any proposal by a person seeking to acquire control,

•	Make a determination under the Maryland Business Combination Act or the Maryland Control Share Acquisition Act,

•	Elect to be subject to any or all of the “elective provisions” of Title 3, Subtitle 8 of the MGCL, or

•
Act or fail to act solely because of (i) the effect the act or failure to act may have on an acquisition or potential acquisition of control or (ii) the amount or type of consideration that may be offered or paid to stockholders in an acquisition.

The MGCL also provides that an act of a director relating to or affecting an acquisition or a potential acquisition of control is not subject under the MGCL to a higher duty or greater scrutiny than is applied to any other act of a director. This provision creates a Maryland rule that is less exacting than case law in many other jurisdictions which imposes an enhanced level of scrutiny when a board implements anti-takeover measures in a change of control context and shifts the burden of proof to the board to show that the defensive mechanism adopted by a board is reasonable in relation to the threat posed.
Control Share Acquisitions
California: The CGCL contains no provisions governing acquisitions of control shares.
Maryland: The MGCL provides that “control shares” of a Maryland corporation acquired in a “control share acquisition” have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock as to which the acquiring person, officers of the corporation, and employees of the corporation who are directors of the corporation are entitled to exercise or direct the exercise of the voting power of the shares in the election of directors. “Control shares” are voting shares of stock which, if aggregated with all other shares of stock previously acquired by a person, would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power: (i) one-tenth or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares that the acquiring person is entitled to vote as a result of having previously obtained stockholder approval. A “control share acquisition” means the acquisition, directly or indirectly, of control shares, subject to certain exceptions.
A person who has made or proposes to make a “control share acquisition,” upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the board of directors to call a special meeting of stockholders to be held within fifty (50) days of such demand to consider the voting rights of the shares.
If voting rights are not approved at the meeting or if the acquirer does not deliver an acquiring person statement as required by the statute, then, subject to certain conditions and limitations, the corporation may redeem any or all of the control shares, except those for which voting rights have previously been approved, for fair value determined, without regard to voting rights, as of the date of the last control share acquisition or of any special meeting of stockholders at which the voting rights of such shares are considered and not approved. If voting rights for control shares are approved at a stockholders’ meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of such appraisal rights may not be less than the highest price per share paid in the control share acquisition. The “control share acquisition” statute does not apply to shares acquired in a merger, consolidation, or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or the bylaws of the corporation.

The charter or bylaws of NetREIT (MD) may include a provision opting out of the control share acquisition statute of the MGCL; however, neither the Surviving Charter nor the Surviving Bylaws presently contain such an opt out provision. Accordingly, the control share acquisition statute of the MGCL will apply to any acquisition by any person of stock of NetREIT (MD).
Title 3, Subtitle 8 of the MGCL
Maryland: Subtitle 8 of Title 3 of the MGCL allows publicly held Maryland corporations to elect to be governed by all or any part of Maryland law provisions relating to extraordinary actions and unsolicited takeovers. The election to be governed by one or more of these provisions can be made by a Maryland corporation in its charter or bylaws or by resolution adopted by the board of directors so long as the corporation has at least three directors who, at the time of electing to be subject to the provisions, are not:
•	Officers or employees of the corporation;

•	Persons seeking to acquire control of the corporation;

•	Directors, officers, affiliates or associates of any person seeking to acquire control; or

•	Nominated or designated as directors by a person seeking to acquire control.
Articles supplementary must be filed with the Maryland State Department of Assessments and Taxation if a Maryland corporation elects to be subject to any or all of the provisions by board resolution or bylaw amendment. Stockholder approval is not required for the filing of articles supplementary.
Subtitle 8 provides that a Maryland corporation can elect to be subject to all or any portion of the following provisions notwithstanding any contrary provisions contained in its existing charter or bylaws:
•	A classified board;

•	A two-thirds vote requirement for removing a director;

•	A requirement that the number of directors be fixed only by vote of the directors;

•	A requirement that a vacancy on the board be filled only by the majority vote of the remaining directors and for the remainder of the full term of the class in which the vacancy occurred; or

•	A majority requirement for the calling of a special meeting of stockholders.

Issuance of Additional Shares
California: Under the Company Charter and the CGCL, the Board is authorized to designate a series of Preferred Stock and to determine the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), the redemption price or prices and the liquidation preference with regards to any such series. The Board may also increase or decrease the number of shares authorized in a series (but not below the number of shares in such series which have already been issued). However, neither the Company Charter nor the CGCL permits the Board to increase or decrease the authorized shares of a class of stock. Any increase or decrease in the authorized shares of Preferred Stock or Common Stock under the Company Charter would require the approval of the Company’s shareholders. Furthermore, the Company Charter does not specifically provide that the Board may designate series of shares within the class of Common Stock authorized under the Company Charter and, as a result, the Board lacks the authority to designate the rights, preferences or privileges of a class of Common Stock under the Company Charter.
Maryland: The Surviving Charter allows the NetREIT (MD) Board to authorize the issuance of shares of our stock of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the NetREIT (MD) Board deems advisable. The NetREIT (MD) Board could authorize the Company issue shares of unissued Common Stock and Preferred Stock (within the limits imposed by applicable law) in one or more transactions, or issue such unissued shares with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of NetREIT (MD). The NetREIT (MD) Board may classify any unissued shares of preferred stock by setting the preferences, conversion or other rights, voting powers, restrictions, limitations on dividends or other distributions, qualifications or terms or conditions of redemption of the stock. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of our existing shares of our Common Stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of the NetREIT (MD).
We offer no assurances that the NetREIT (MD) Board will not adopt further anti-takeover measures available under Maryland law (some of which may not require stockholder approval). Moreover, the availability of such measures under Maryland law, whether or not implemented, may have the effect of discouraging a future takeover attempt which a majority of our stockholders may deem to be in their best interests or in which stockholders may receive a premium for their shares over then current market prices. As a result, stockholders who might desire to participate in such transactions may not have the opportunity to do so. Stockholders should recognize that, if adopted, the effect of such measures, along with the possibility of discouraging takeover attempts, may be to limit in certain respects the rights of stockholders in NetREIT (MD) compared with the rights of stockholders of the Company.

Mergers, Consolidations and Transfers of Assets
California: The Company may merge, enter into a share exchange or sell, lease, exchange or otherwise dispose of all or substantially all of its property only if such action is approved by the Board and, except as described below, by the affirmative vote of a majority of all the votes of shareholders of each series of shares, whether or not such series is entitled to be cast on the matter pursuant to the Company Charter or Company Bylaws. Approval of a merger by shareholders is not required if:
•
(i) the charter of the surviving corporation does not differ from its charter before the merger; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares with identical designations, preferences, limitations and relative rights immediately after the effective date of the merger; and (iii) the number of shares of such class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of such class or series outstanding immediately before the effective time of the merger; or

•	The merger is between the Company and a subsidiary in which the Company owns at least 90% of the outstanding shares of each class of stock.
Shareholder approval is not required for the transfer of any or all of the Company’s property to a corporation all the shares of which are owned by the Company.
Maryland: The Company may merge, enter into a share exchange or sell, lease, exchange or otherwise dispose of all or substantially all of its property only if such action is approved by the NetREIT (MD) Board and, except as described below, by the affirmative vote of a majority of all the votes of stockholders entitled to be cast on the matter pursuant to the Surviving Charter and Surviving Bylaws. Approval of a merger by stockholders is not required if:
•
(i) the charter of the surviving corporation does not differ from its charter before the merger; (ii) each stockholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares with identical designations, preferences, limitations and relative rights immediately after the effective date of the merger; and (iii) the number of shares of such class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of such class or series outstanding immediately before the effective time of the merger; or

•	The merger is between the Company and a subsidiary in which the Company owns at least 90% of the outstanding shares of each class of stock.
Stockholder approval is not required for the transfer of any or all of the Company’s property to a corporation all the shares of which are owned by the Company.
NetREIT (MD) may merge, consolidate or sell, lease, exchange or otherwise transfer all or substantially all of its assets only if such action is approved by the NetREIT (MD) Board and, except as described below, by the affirmative vote of a majority of all the votes entitled to be cast on the matter. Approval of a merger by stockholders is not required if:
•
(i) the merger does not reclassify or change the terms of any class or series of shares that is outstanding immediately before the merger becomes effective or otherwise amend the charter and (ii) the number of shares of such class or series outstanding immediately after the effective time of the merger does not increase by more than 20% of the number of shares of such class or series outstanding immediately before the effective time of the merger; or

•
The merger is between NetREIT (MD) and a 90%-or-more owned subsidiary and (i) the charter of the successor is not amended in the merger other than to change its name, the name or other designation or the par value of any class or series of its stock or the aggregate par value of its stock and (ii) the contract rights of any stock of the successor issued in the merger in exchange for stock of the other corporation participating in the merger are identical to the contract rights of the stock for which the stock of the successor was exchanged.

Stockholder approval is not required for the transfer of all or substantially all of NetREIT (MD)’s assets to one or more persons if all of the equity interests of the person or persons are owned, directly or indirectly, by NetREIT (MD).
Dissolution
California: Under the CGCL, a proposal for voluntary dissolution may be recommended and approved by the affirmative vote of stockholders representing fifty percent (50%) or more of the voting power of the corporation, voting together as a single-class on an as converted basis. The board of directors may make an election for voluntary dissolution in very limited circumstances — when the corporation has not conducted business in the past five years, upon an order for relief entered under Chapter 7 of the federal bankruptcy law, or if no shares have been issued.
Maryland: Under Maryland law, a proposal for dissolution recommended by a majority of the entire board of directors must be approved by stockholders by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, unless the corporation provides in its charter for approval of such dissolution by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. The Surviving Charter requires that a dissolution of NetREIT (MD) be approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter at a meeting at which a quorum is present.
Ownership Limitations and Restrictions on Transfer
California: For the Company to continue to qualify as a REIT under the Code, not more than 50% of our common stock may be owned by five (5) or fewer individuals during the last half of our taxable year, and our common stock must be owned by 100 or more persons during at least 335 days of a taxable year of twelve months or during a proportionate part of a shorter taxable year. To meet these requirements, the Directors have the power under the bylaws to prevent the transfer of and/or to call for redemption a number of the shares sufficient, in the opinion of the Directors, to maintain or bring the direct or indirect ownership thereof into conformity with the requirements of such a real estate investment trust under the REIT Rules.
The Company Charter provides that the Board shall have the power to prevent the transfer of, or may call for redemption, in any manner approved by the Board, a number of the shares of the Company’s Common Stock sufficient in the opinion of the board to maintain or bring the direct or indirect ownership of such shares into conformity with the REIT Rules. Particularly, the Board has adopted a policy of refusing any transfer of its Common Stock that would result in the transferee becoming the beneficial owner of more than 9.8% of the outstanding Common Stock of the Company. The Board may require, whenever they deem it reasonably necessary to protect our tax status, statements or affidavits from any shareholder setting forth the number of shares already owned by it and any related person. Should the Board determine a proposed transfer would jeopardize our status as a REIT under the REIT Rules, the Board may refuse to permit the transfer.

Maryland: The Surviving Charter provides that no person or entity may own, directly or indirectly, more than 9.8% in economic value of our aggregate outstanding shares of stock or 9.8% in economic value or number of shares, whichever is more restrictive, of our aggregate outstanding shares of our Common Stock (“ownership limit”). This ownership limit is not applicable to the acquisition of shares by an underwriter with the purpose of distributing such shares in a public offering. The Surviving Charter requires every stockholder who owns more than 5 of our outstanding stock to give written notice, within thirty (30) days after the end of each taxable year, setting forth such stockholder’s direct and indirect ownership of our stock.
If any transfer of our shares results in any person or entity owning more than the ownership limit (“prohibited owner”), then the number of shares of stock of which otherwise would cause such prohibited owner to violate the ownership limit will automatically be transferred to a charitable beneficiary. The transfer of such shares will be deemed to have been transferred to a trustee of a trust for the exclusive benefit of one or more charitable beneficiaries. The trustee will be appointed by us, and will be a person unaffiliated with NetREIT (MD) and the prohibited owner. The prohibited owner will not have any economic benefit, rights to dividends or distributions and will not possess any rights to vote or other rights attributable to the shares of stock held in trust. The trustee will have all voting rights and rights to dividends or other distributions with respect to shares of stock held in trust, which rights will be exercised for the exclusive benefit of the charitable beneficiary.
No person or entity may own, directly or indirectly, our shares of stock that would result in us failing to qualify as a REIT. Additionally, no stockholder may transfer our shares of the stock if the result of such transfer is ownership of our stock by less than 100 stockholders. To the extent a transfer of shares of stock results in ownership by less than 100 stockholders, such shares of stock will be transferred to that number of trusts, each having a distinct trustee and a charitable beneficiary or beneficiaries that are distinct from those of each other trust, such that there is no violation. In the event the our Board determines a proposed transfer or transfer will or has violated any of the aforementioned ownership limitations or transfer restrictions, the Board of Directors will take action it deems advisable to refuse to give effect to or to prevent such transfer.
The foregoing discussion is an attempt to summarize the material differences in the Company Bylaws and Company Charter as compared to the Surviving Charter and Surviving Bylaws, as well as the corporation laws of California and Maryland, and does not purport to be an exhaustive discussion of all of the differences. Such differences can be determined in full by reference to copies of those documents as well as the CGCL and the MGCL.
Vote Required
Approval of this Proposal 2 requires that we obtain the approval of the holders of at least a majority of: (a) the outstanding shares of our Common Stock voting together as a single class, (b) the outstanding shares of our Series AA Preferred Stock voting together as a single class, and (c) the outstanding shares of our Common Stock and Series AA Preferred Stock, voting together as a single class.
The Board recommends a vote “FOR” the approval of Proposal 2.

PROPOSAL 3 — SUB-PROPOSALS 3A THROUGH 3K:
A PROPOSAL TO APPROVE AND ADOPT THE SURVIVING CORPORATION’S CHARTER AND BYLAWS AS A PART OF THE REINCORPORATION
In connection with the Reincorporation, subject to the approval of our shareholders, the Company would adopt the Charter and Bylaws of NetREIT (MD), the surviving entity in the Reincorporation. The proposed Charter of NetREIT (MD) (the “Surviving Charter”) and the proposed Bylaws of NetREIT (MD) (the “Surviving Bylaws”) implement certain changes as compared to our current Charter (the “Company Charter”) and our current Bylaws (the “Company Bylaws”), as described below. Pursuant to this Proposal 3, you will be asked to consider, and vote to approve and adopt, certain provisions of the Surviving Charter and Surviving Bylaws. Reference to the “Company Charter” shall be deemed to include (i) the Company’s original Articles of Incorporation, effective as of January 29, 1999 (the “Original Articles”), and (ii) the Company’s Certificate of Determination of Preferences of Shares of the Company, effective as of April 6, 2005, creating the Series AA Preferred Stock (the “Certificate of Determination”).
To comply with applicable “unbundling” rules of the SEC relating to proxy statements, we are presenting Sub-Proposals 3A through 3K to our shareholders as separate proposals for approval. As a matter of state law, only the approval of the Reincorporation (Proposal 2) is required. However, because we are required to present the Sub-Proposals separately and because the differences between the Company Charter and Company Bylaws, on one hand, and the Surviving Charter and Surviving Bylaws, on the other hand, are considered to be integral parts of the Reincorporation, each of the Sub-Proposals set forth below is discussed separately. Approval of the Sub-Proposals is not a condition to consummation of the Reincorporation. Accordingly, a vote against any of Sub-Proposals will not count as a vote against the Reincorporation. Nevertheless, should we obtain approval of less than all of the Sub-Proposals, we may elect not to proceed with the Reincorporation.
Except as otherwise provided below, each reference to our “Common Stock” and “Common Shares” shall be deemed to refer to our Common Stock, Series A and Common Stock, Series B. None of our Common Stock, Series B is presently outstanding.
Upon effectiveness of our Reincorporation in Maryland, we will cease to be governed by the California General Corporation Law (“CGCL”) and will instead be governed by the Maryland General Corporation Law (“MGCL”). The MGCL is viewed as containing provisions conducive to the operation of a REIT, but also differs in some respects from the CGCL in ways that will affect our shareholders’ rights. Please see the comparison of the material provisions of the MGCL and the CGCL above.
Background
The Company was incorporated in 1999, and after its formation, we elected to operate as a “real estate investment trust” (“REIT”), as defined under the Internal Revenue Code. We are a self administered REIT, meaning that our operations are under the control of our Board of Directors. Since our inception we have been governed by the CGCL.
We have primarily funded our operations since inception through sales of our securities in private placements. In particular, since 2005 the Company has conducted multiple private placements through selected FINRA member broker-dealer firms. We believe that the securities we sold in these private placements are exempt from registration under Section 4(2) and Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”) and applicable state securities laws. As a result of these offerings, we currently have in excess of 2,200 shareholders, and this number of shareholders is expected to grow, as we anticipate that we will continue to fund our operations in the near-term in significant part from the proceeds of our continued offerings of our securities.

A consequence of our successful fund raising efforts is that we have a broad and varied shareholder base in which no single shareholder holds in excess of 1.1% of our outstanding securities. This lack of concentration of ownership has led to difficulty in obtaining enough votes (whether in person or via proxy) to achieve quorum at our annual shareholder meetings, and, at meetings where we achieve quorum, to pass measures that require the approval of holders of at least a majority of our outstanding shares entitled to vote on such measures (such vote, hereinafter “Majority Vote”). In particular, many of the provisions of the Company Bylaws cannot be amended without Majority Vote. This Majority Vote requirement has made it difficult for us to make certain changes to the Company Charter and Company Bylaws that the Board deems advisable and in the best interests of the Company and its shareholders. For instance, at our last annual shareholders meeting, held in October 2009, we were unable to obtain sufficient shareholder vote to pass the proposals presented for consideration at the meeting that required approval by Majority Vote. This inability to obtain Majority Vote approval was not due to shareholder opposition to such measures (each of such measures was approved by over 85% of the our shareholders who voted on such measures), but rather, was primarily due to difficulties in obtaining sufficient shareholder response to our proxy solicitations.
We anticipate that we will continue to face difficulties in soliciting sufficient shareholder vote to approve measures that our Board of Directors deems to be in the best interests of the Company and its shareholders. To address these anticipated difficulties, a number of the Sub-Proposals set forth below (i) are intended to amend or remove provisions of our bylaws that we believe are unnecessary for the protection of the Company or our shareholders, or are not appropriate for inclusion in our bylaws (see, for instance, Sub-Proposals 3H and 3K), and (ii) are intended to provide our Board certain flexibility to take actions that it believes to be in our best interest and the best interests of our shareholders (see, for instance, Sub-Proposals 3B and 3C). We believe that it is appropriate to vest in our Board powers sufficient to provide it with the flexibility it needs to timely and effectively direct our policies, management and growth. Please note that should our shareholders approve each of the Sub-Proposals set forth below, we believe that the Surviving Charter will still be considerably more restrictive with respect to our Board’s exercise of authority (and the scope of such authority) than the charters of the large majority of other Maryland REITs.
In addition, we have intentionally retained in the Surviving Charter and Surviving Bylaws many shareholder rights granted under the CGCL, as well as under the Company Charter and the Company Bylaws, that are not required by the MGCL and which we believe are not included in the charters of the large majority of other Maryland REITS. In particular, the Surviving Charter (i) provides that our shareholders will continue to have the right to amend our bylaws (though the MGCL provides that such power may be vested solely in a board of directors), (ii) provides that our shareholders will continue to have the right to vote their shares cumulatively in the election of directors, (iii) does not include provisions establishing a “classified” (or staggered) board, since we are presently not permitted to establish a “classified” board under the CGCL; and (iv) affirmatively elects to become subject to the Maryland Business Combination Act, which provides certain protections and safeguards against transactions between us and certain “interested shareholders” that are similar to the protections currently set forth in the Company Bylaws. There are numerous additional provisions of the Surviving Charter and Surviving Bylaws that are designed to track the language and intent of the Company Charter, Company Bylaws and the CGCL, including provisions pertaining to removal of directors, filling of director vacancies and actions by written consent of the shareholders.

If the Reincorporation is approved by the shareholders and subsequently consummated, we anticipate that we will continue to review the terms and provisions of the Surviving Charter and the Surviving Bylaws on an ongoing basis to ensure that our Board maintains appropriate corporate governance flexibility while simultaneously ensuring that we maintain appropriate shareholder protections. These periodic reviews could result in our Board making the determination that addition of certain provisions to, deletion of certain provisions from, or amendment of certain provisions in, the Surviving Charter or the Surviving Bylaws would be in our best interest. Depending on the provisions that are being added, amended or deleted, shareholder approval may not be required. In particular, if you approve our proposal to vest in our Board the power to amend our bylaws (see Sub-Proposal 3C below), our Board will be entitled to amend the provisions of our Surviving Bylaws without your consent (including provisions that are the subject of the sub-proposals hereunder), subject to the provisions of the MGCL that may require shareholder consent. Of course, the Surviving Bylaws provide you the authority to amend the Surviving Bylaws as well. In addition, any decisions the Board makes with respect to amendment of the Surviving Charter or the Surviving Bylaws are subject to express statutory duties under the MGCL which require that each of our Directors, in carrying out his or her responsibilities as a director, must act (1) in good faith, (2) with a reasonable belief that his or her actions are in the Company’s best interests, and (3) with the care of an ordinarily prudent person in a like position under similar circumstances.
Although the Reincorporation must be approved by a separate vote of each outstanding class of our stock (including our Series AA Preferred Stock), except in those Sub-Proposals where we indicate to the contrary, the approval of the holders of Series AA Preferred Stock voting together as a separate class will not be required to approve the Sub-Proposals.
Attached hereto as Appendices B and C are the Surviving Charter and Surviving Bylaws. These forms assume that all of the amendments described in the Sub-Proposals below will be approved. Each Sub-Proposal describes the effect on the Surviving Charter or the Surviving Bylaws, as applicable, if such Sub-Proposal is not approved.

Sub-Proposal 3A: A proposal to approve amendment of the range of authorized Directors and to fix the number of Directors at eight (8).
Section 2 of Article IV of the Company Bylaws provide:
“The number of Directors of the Corporation shall be not less than five (5) nor more than nine (9). The exact number of Directors may be changed, from time to time, within the limits specified above, by approval of the majority of the Board of Directors or by the shareholders. A majority of the Directors shall be Independent Directors.
The indefinite number of Directors may be changed, or a definite number fixed without provision for an indefinite number, by a duly adopted amendment to the Articles of Incorporation or by an amendment to this Bylaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that an amendment reducing the fixed number or the minimum Directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of an action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote thereon. No amendment may change the stated maximum number of authorized Directors to a number greater than two times the stated minimum number minus one.”
Article V of the Company Charter provides:
“The number of directors of this corporation shall not be less than four (4) nor more than seven (7) directors, the exact number of directors to be determined from time to time by resolution adopted by the Board of Directors.”
Section 5.1 of Article V of the Surviving Charter provides:
“The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be eight (8), which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation, but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). The names of the directors who shall serve until their successors are duly elected and qualified are:

Jack K. Heilbron	Larry G. Dubose
David T. Bruen	Thomas Schwartz
Sumner J. Rollings	William Allen
Bruce A. Staller	Kenneth Elsberry
Section 2 of Article III of the Surviving Bylaws provides:
“The Corporation shall have eight (8) directors, which number may be increased or decreased from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors, but the number of directors shall never be less than six (6) nor more than eleven (11), unless otherwise approved by the majority vote of the stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. No reduction in the number of Directors by resolution of the Board of Directors shall have the effect of removing any director from office prior to the expiration of his or her term.”

The provisions of the Company Charter and the Company Bylaws conflict with respect to the authorized range of Directors. Under the CGCL, the terms and provisions of the Company Charter will govern. Therefore, we are presently permitted to have a maximum of seven (7) directors on our Board. We do not believe that this restriction on the maximum number of our Directors is advisable. We believe it is appropriate to provide our Board the flexibility to adjust the authorized number of our Directors with in a range that is more reflective of the intended future composition of our Board. As we continue to grow, we anticipate that there will be additional opportunities to attract strong director candidates to our Board. We believe that it is appropriate for us to have the ability to increase the authorized number of seats on the Board and appoint such individuals to serve as Directors, if such appointments are deemed by our then-existing Board members to be in our best interest. Otherwise, we may be required to decline to appoint any such individual or ask an existing Board member to step down to make room for such individual, either of which alternatives may be undesirable.
Although not required under the MGCL, we have provided in the Surviving Bylaws that our Board may not adjust the range of Directors set forth in the Surviving Bylaws without the approval of our shareholders. In addition, we have determined the minimum and maximum number of our Directors in this range in accordance with the CGCL (which requires that the maximum number of directors not exceed twice the minimum number of directors minus one).
Please note that the Surviving Charter provides for eight (8) directors. So by approving this Sub-Proposal 3A, you will be allowing NetREIT (MD) to have an eight-person Board immediately upon consummation of the Reincorporation and you will be facilitating the reappointment of Ken Elsberry, our Chief Financial Officer, to our Board. We intend that Mr. Elsberry and our existing seven directors will be appointed by the current sole director of NetREIT (MD) to the NetREIT (MD) Board effective immediately as of (and contingent upon) consummation of the Reincorporation and approval of this Sub-Proposal. Assuming that you approve this Sub-Proposal 3A, no further action will be required on your behalf to either fix the Board of NetREIT at eight (8) or to approve the appointment of Kenneth Elsberry to the Board of NetREIT (MD), as these actions will be permissible under the Surviving Charter and Surviving Bylaws and may be taken by the NetREIT (MD) Board.
The separate approval of this Sub-Proposal 3A by the holders of Series AA Preferred Stock, will constitute consent to the grant of authority to our Board to adjust the authorized number of our Directors within the shareholder-approved range as deemed appropriate by the Board.
If this Sub-Proposal 3A is not approved by our shareholders, we anticipate that we will revise the Surviving Charter and Surviving Bylaws to provide for a range of between four (4) and seven (7) directors, as currently provided in the Company Charter.
Required Vote:
Approval of Sub-Proposal 3A requires the affirmative vote of (i) a majority of all of the Company’s outstanding shares of Common Stock and (ii) a majority of all of the Company’s outstanding shares of Series AA Preferred Stock.
The Board recommends a vote “FOR” the approval of Proposal 3A.

Sub-Proposal 3B: A proposal to approve the grant of authority to our Board to adjust our quorum requirements.
Section 6 of Article III of the Company Bylaws provides:
“The presence in person or by proxy of the holders of a majority of the shares entitled to vote at any meeting of shareholders shall constitute a quorum for the transaction of business. The shareholders present at a duly called or held meeting at which a quorum is present may continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.”
In addition, the last sentence of Section 8 of Article III of the Company Bylaws provides:
“If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of Directors) shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by California Corporations Code, by these Bylaws or by the Articles of Incorporation.”
Section 5.2.1 of the Surviving Charter provides:
“Except with respect to the election of directors provided for in Section 5.2.2 by the holders of Common Stock, the presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of the votes entitled to be cast on a matter (without regard to class) shall constitute a quorum at any meeting of stockholders with respect to such matter, except with respect to any such matter that, under applicable statutes or regulatory requirements or the charter, requires approval by a separate vote of the holders of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. Notwithstanding the foregoing, to the extent permitted by the MGCL, the Bylaws may provide for a greater or lesser quorum requirement, provided that such requirement shall not be less than forty percent (40%) nor more than sixty-six and two-thirds percent (66 2/3rds%) of the votes entitled to be cast (without regard to class) on matters submitted for a vote of the stockholders.”
Section 7 of Article II of the Surviving Bylaws provides:
“At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast entitled to cast a majority of the votes entitled to be cast on a matter (without regard to class) shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than forty-five (45) days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.”

Except as discussed below, the Surviving Charter provides the Board the ability to adjust the Company’s quorum requirement in the Surviving Bylaws to as low as forty percent (40%) (and as high as two-thirds) of the votes entitled to be cast on the matter. The Company Charter provides that “holders of a majority of the shares entitled to vote” at a particular meeting shall constitute quorum, and does not specifically contemplate a lowering of such quorum requirement. However, we are entitled under the CGCL to adjust our requirement to as low as one-third of the votes entitled to be cast on the matter (and allowed to institute a super-majority quorum requirement as well), assuming receipt of the required shareholder consent to such amendment, which under the Company Bylaws is Majority Vote. However, under the Surviving Charter, and assuming that our Board is given the authority to amend all our bylaws (see Sub-Proposal 3C), our Board will be provided the authority to lower our quorum requirement without having to solicit shareholder consent. We believe that it is in the Company’s best interest and the best interest of our shareholders to provide the Board the authority to lower our quorum requirement should the Board, in the exercise of its fiduciary duty to the us and our shareholders, feel that it is appropriate to do so. The hurdles we have faced in the past in achieving quorum at our annual meetings could be avoided by lowering such quorum requirement.
Even if this Sub-Proposal is approved, the Board would only exercise its authority to reduce our shareholder quorum requirement judiciously and only after analysis of reasonable alternatives. In addition, we have provided in Section 8.2 of the Surviving Charter that the affirmative vote of the holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter shall be required to authorize a merger, consolidation, share exchange, dissolution or sale of substantially all of the assets of the Company (thus rendering a reduction in our quorum requirement ineffective with respect to the required vote on any such matters).
If this Sub-Proposal 3B is not approved by our shareholders, we anticipate that we will revise the Surviving Charter and Surviving Bylaws to require that amendments to our shareholder quorum requirement may only be made upon receipt of Majority Vote.
Required Vote:
Approval of Sub-Proposals 3B requires the affirmative vote of a majority of the Company’s outstanding shares of Common Stock.
The Board recommends a vote “FOR” the approval of Proposal 3B.
Sub-Proposal 3C: A proposal to approve the grant of authority to our Board to amend our bylaws.
Section 1 of Article XII of the Company Bylaws provides:
“The provisions of Article I, insofar as it relates to Article VIII and Article IX, Sections 1, 2 and 3 of Article III; Sections 1 through 6 of Article IV, Article VII, Article VIII and Article IX, Article X, Article XI, and Article XII of these Bylaws may only be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that no amendment which would change any rights with respect to any outstanding class of Securities of the Corporation, by reducing the amount payable thereon upon liquidation of the Corporation, or by diminishing or eliminating any voting rights pertaining thereto, may be made unless also approved by the vote or written consent of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding Securities of such class. Subject to the foregoing, new Bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that the amendment of any provision which contains a requirement for a greater vote for any action shall require a vote equal to such greater vote for approval.”

Article XIV of the Surviving Bylaws provide:
“Section 1. POWER OF DIRECTORS TO AMEND. The Board of Directors shall have the power to adopt, alter or repeal these bylaws not inconsistent with the Corporation’s charter or applicable law for the regulation and management of the affairs of the Corporation; provided, however, that the Board of Directors may adopt a bylaw or an amendment to a bylaw changing the authorized number of directors only for the purpose of fixing the exact number of directors of the Corporation as provided in Article III, Section 2 of these bylaws; and, provided, further, that no amendment that would change any rights with respect to any outstanding class of common stock by reducing the amount payable thereon upon liquidation of the Corporation, or diminishing or eliminating any voting rights pertaining thereto, may be made unless also approved by sixty-six and two-thirds percent (66-2/3rds%) of the outstanding shares of such class.”
Section 2. POWER OF STOCKHOLDERS TO AMEND. Unless the Corporation’s charter provides otherwise, the holders of the Corporation’s common stock, at any annual meeting or at a special meeting called for the purpose, may adopt, alter or repeal the bylaws of the Corporation; provided, however, that the holders of the Series AA Preferred Stock shall have the right, pursuant to Section 6.4(i)(1) of the charter, to approve an amendment, alteration or repeal of any provision of these bylaws that affects adversely the relative rights, preferences, qualifications, limitations or restrictions of the Series AA Preferred Stock. Any change to the bylaws made by the stockholders may not be altered in any manner by the directors prior to the next annual meeting of stockholders.”
The impact of the provisions of the Surviving Bylaws quoted above would be to give our Board the ability to amend the Surviving Bylaws, subject only to the limitations quoted immediately above. At present, the Company Bylaws reserve to our shareholders the blanket ability to amend all of our bylaws, and provides the Board the authority to amend only a very limited number of our current bylaws. We believe that this limitation on the authority of our Board is very unusual amongst our peers and is not in the best interests of the Company or its shareholders. We believe the Board should be in a position to effect prompt bylaws changes in response to changes in corporate governance practices, identification of perceived risks to us that could be addressed by changes to our bylaws, and similar matters. If Majority Vote were to continue to be required to amend practically all of the substantive provisions of our Bylaws, we will likely face future difficulties in obtaining such Majority Vote in light of our number of shareholders and lack of concentration of share ownership in a single shareholder (or small group of shareholders). And even if we obtain such Majority Vote, the time lapse between calling a special meeting and receiving the required Majority Vote could be significant, thus preventing prompt Board action to address matters that require expedited amendment of our bylaws.
Although it is common practice for other REITs incorporated in Maryland to vest the authority to amend bylaws solely in their boards of directors, we have provided that our shareholders will continue to have the right to amend our bylaws. The practical effect of this is that our shareholders will have the concurrent ability to amend the Surviving Bylaws and may also repeal bylaws amendments effected by our Board. Although our shareholders’ concurrent ability to amend the Surviving Bylaws could theoretically lead to a circular situation in which our Board and shareholders repeatedly repeal each other’s changes and subsequent repeals, we are not aware of any instances in which this has actually happened, and we believe the likelihood of this happening is low.
If this Sub-Proposal 3C is not approved by our shareholders, we anticipate that we will revise the Surviving Charter and Surviving Bylaws, to the extent practicable in light of the differences in their provisions as compared to the provisions of the Company Bylaws (and the differences between the CGCL and the MGCL), to limit our Board’s authority to amend Bylaws to the same substantive extent that it is limited under the Company Bylaws.

Required Vote:
Approval of Sub-Proposal 3C requires the affirmative vote of a majority of all of the Company’s outstanding shares of Common Stock.
The Board recommends a vote “FOR” the approval of Proposal 3C.
Sub-Proposal 3D: A proposal to approve modifications to our charter amendment provisions.
Amendment to Charter
The Company Charter is silent regarding amendment of the Company Charter. Under the CGCL, Majority Vote is required to amend any provision of the Company Charter, except that the approval of shares of an outstanding class of our stock will be required (hereinafter, a “Class Vote”), whether or not such class entitled to vote under the terms of the Company Charter, to effect any of the following amendments (the “Class Vote Amendments”):
•	a change in the aggregate number of shares of such class;
•	an exchange, reclassification or cancellation of the shares of such class (including a reverse stock split but excluding a forward stock split);
•	an exchange, or creation of a right of exchange, of all or part of the shares of another class into the shares of such class;
•	in the case of preferred shares, dividing the shares of any class into series having different rights, preferences, privileges or restrictions or authorizing the board of directors to do so;
•
creation of a new class of shares having rights, preferences and privileges senior to such class (or increasing the rights, preferences and privileges or the number of authorized shares of any class having rights, preferences and privileges senior to such class);

•	changing the rights, preferences or privileges of such class; or
•	cancelling or otherwise affecting the dividends on the shares of such class which have accrued but not been paid.
Article VIII of the Surviving Charter provides:
“Section 8.1 AMENDMENTS TO CHARTER. The Corporation reserves the right from time to time to make any amendment to its charter now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this charter, of any shares of outstanding stock, other than the outstanding shares of Series AA Preferred Stock which shall have and retain all of the rights provided for in Section 6.4(i). All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to the reservation set forth in the previous sentence. Except as otherwise provided in the charter and except for those amendments permitted to be made without stockholder approval under Maryland law, any amendment to the charter shall be valid only if approved by the stockholders of the Corporation by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

Section 8.2 APPROVAL OF CERTAIN EXTRAORDINARY ACTIONS. The affirmative vote of the holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter shall be required to authorize a merger, consolidation, share exchange, dissolution or sale of substantially all of the assets of the Corporation.”
As the MGCL does not have the same Class Vote requirements upon amendment of the charter that the CGCL has, upon approval of the Reincorporation our shareholders will cease to have any separate Class Vote with respect to the Class Vote Amendments, though our shareholders will have such separate class vote rights as are provided in the Surviving Charter. In addition, the Surviving Charter specifically reserves the right for us to amend the Surviving Charter (subject to the provisions of the MGCL and any shareholder amendment rights); the Company Charter does not provide for a similar reservation.
If this Sub-Proposal 3D is not approved by our shareholders, we anticipate that we will revise the Surviving Charter and Surviving Bylaws to reflect substantively the same charter amendment rights as set forth in the Company Charter.
Required Vote:
Approval of Sub-Proposal 3D requires the affirmative vote of a majority of all of the Company’s outstanding shares of Common Stock.
The Board recommends a vote “FOR” the approval of Proposal 3D.
Sub-Proposal 3E: A proposal to approve the modification of the director election rights of our Series AA Preferred Stock.
The Company Charter provides that the holders of Series AA Preferred generally have no right to vote for the election of directors. Although inadvertently omitted from the Company Charter, it has always been our intention, and the understanding of the holders of Series AA Preferred Stock that, as long as any shares of Series AA Preferred remain outstanding, in the event that four (4) consecutive quarterly dividends payable on the Series AA Preferred are in arrears on the date of any meeting of our stockholders in which directors are to be elected, the holders of Series AA Preferred, voting separately as a class, will be entitled to elect two (2) of our Directors, which Directors will serve until such time, if any, as payments on dividends on the Series AA Preferred Stock are brought current. At the time of sale and issuance of the Series AA Preferred Stock, there were five (5) Directors on our Board, as of the date of this Proxy, there are seven (7) Directors on our Board, and it is our intention that upon consummation of the Reincorporation, there will be eight (8) Directors of the Company.

The last paragraph of Section 6.4(i) of the Surviving Charter provides:
“Except as provided below in this Section 6.4(i), holders of Series AA Preferred Stock shall not have the right to vote for the election of directors. If dividends on the Series AA Preferred Stock have accrued and remain unpaid for a period of one year, the Board of Directors shall call and hold a meeting of the Board of Directors within thirty (30) days to consider and adopt a resolution to increase the number of directors of the Corporation by two (2) (such additional directors, the “Series AA Preferred Directors”), name nominees for positions as Series AA Preferred Directors and call a special meeting of the holders of the Series AA Preferred Stock for the sole purpose of electing Series AA Preferred Directors. Series AA Preferred Directors elected by the holders of the Series AA Preferred Stock pursuant to this Section 6.4(i) shall serve until the earlier of (1) the date the Corporation pays a dividend sufficient to retire all accrued and unpaid dividends on the Series AA Preferred Stock, (2) their resignation or removal by a vote of the majority of the Series AA Preferred Stock, or (3) the date their respective successors are duly elected and qualify. If any Series AA Preferred Director shall resign or be removed from office, the holders of the Series AA Preferred Stock shall have the right to elect such Series AA Preferred Directors as are required to fill any such vacancy(ies) until such time that the director election rights of the holders of Series AA Preferred Stock terminate.”
If this Sub-Proposal 3E is adopted, the holders of Series AA Preferred stock will retain the right to elect two (2) of our Directors, but rather than replace two existing Directors with individuals designated by the holders of Series AA Preferred Stock, the Board will have the authority to increase the size of the Board within the shareholder-approved range to appoint the Series AA Preferred Directors. We have deemed it appropriate and in our best interests to amend the limited director election right of the Series AA Preferred Stock in the Surviving Charter because of the procedural and other issues that would arise from removal of two existing directors from the NetREIT (MD) Board (which directors would have been elected validly by the shareholders of the Company).
By approving this Sub-Proposal 3E, the holders of Series AA Preferred Stock will be approving the amendments to the limited director election rights of the Series AA Preferred Stock under the Surviving Charter, as described above. Aside from the amendments to the limited director election rights of the Series AA Preferred Stock, the provisions of the Surviving Charter pertaining specifically to the Series AA Preferred Stock will be the same as the provisions of the Company Charter pertaining specifically to the Series AA Preferred Stock.
If the holders of Series AA Preferred Stock do not approve this Sub-Proposal 3E, we anticipate that we will revise the limited director election rights of the holders of Series AA Preferred Stock set forth in the Surviving Charter to provide that if such election rights are triggered, the holders of Series AA Preferred Stock will be entitled to replace two existing members of the NetREIT (MD) Board with their designees.
Required Vote:
Approval of Sub-Proposal 3E requires the affirmative vote of (i) a majority of all of the Company’s outstanding shares of Common Stock and (ii) a majority of all of the Company’s outstanding shares of Series AA Preferred Stock.
The Board recommends a vote “FOR” the approval of Proposal 3E.

Sub-Proposal 3F: A proposal to approve modification of our share transfer restrictions.
The Company Charter provides:
“The Board of Directors of this corporation shall have the power to prevent the transfer of the Common Stock, Series A, or may call for redemption, in a manner approved by the Board of Directors, of a number of the shares of Common Stock, Series A from any holder or holders, directly or indirectly, of nine and eight tenths percent (9.8%) or more of the then issued and outstanding Common Stock, Series A, sufficient in the opinion of the Board of Directors to maintain or bring the direct or indirect ownership of such shares of this corporation into conformity with the requirements for a Real Estate Investment Trust under the provisions of the Internal Revenue Code of 1986, as amended (the “Code”). In the event less than all of the shares held by such persons are called for redemption, the amount redeemed from each shall bear the same proportion to each other as the number of shares of Common Stock, Series A held by each as of the redemption date. The redemption price shall be (i) the last reported sales price of the shares of Common Stock, Series A on the last business day prior to the redemption date on the principal national securities exchange on which the shares of Common Stock, Series A are listed or admitted to trading, (ii) if the shares of Common Stock, Series A are not so listed or admitted to trading, the average of the highest bid and lowest asked prices on such last business day as reported by the NASDAQ, National Quotation Bureau Incorporated or a similar organization selected by this corporation for the purpose, or (iii) if no such independent quotations exist, as determined in good faith by the Board of Directors to be the fair market value of said shares on the last business day prior to the redemption date. The holders of any shares of Common Stock, Series A so called for redemption shall be entitled to payment of such redemption price within a reasonable time of the date fixed for redemption. From and after the date fixed for redemption by the Board of Directors, the holders of any shares of Common Stock, Series A so called for redemption shall cease to be entitled to dividends, distributions, voting rights and other benefits with respect to such shares of Common Stock, Series A, excepting only the right to payment of the redemption price fixed as subscribed above. The Board of Directors may require, whenever it is deemed by them reasonably necessary to protect the tax status of this corporation, statements or affidavits from any holder of shares of Common Stock, Series A or proposed transferee of shares of Common Stock, Series A, setting forth the number of shares of Common Stock, Series A already owned by him and any related person specified in the form prescribed by the Board of Directors for that purpose. If, in the opinion of the Board of Directors, which shall be conclusive upon any proposed transferor or proposed transferee of shares of Common Stock, Series A, any proposed transfer would jeopardize the status of this corporation as a Real Estate Investment Trust under the code, the Board of Directors may refuse to permit the transfer. Any attempted transfer as to which the Board of Directors have refused their permission shall be void and of no effect to transfer any legal or beneficial interest in the shares of Common Stock, Series A. All contracts for the sale or other transfer or exercise of shares of Common Stock, Series A shall be subject to this provision.”
Article VII of the Surviving Charter provides in pertinent part as follows:
•	Except as described below in this Sub-Proposal, no person shall hold more than 9.8% of our outstanding capital stock our 9.8% of our outstanding common stock (i.e., our Common Stock, Series A);
•
No person shall own shares of our common stock to the extent such ownership would result in us being “closely held” within the meaning of Section 856(h) of the Internal Revenue Code or otherwise failing to qualify as a REIT; and

•	Any transfer of our common stock that would result in our common stock being owned by fewer than one hundred (100) persons shall be void and of no force or effect.
The foregoing restrictions are required to ensure that we retain our status as a REIT.
The Surviving Charter further provides that if any transfer of shares of our capital stock is effected which results in the transferee owning more than 9.8% of our shares or which results in us being “closely held” within the meaning of Section 856(h) of the Internal Revenue Code, then that number of shares that would cause such violation shall automatically be transferred to a non-profit organization designated by us (though the prohibited transferee will be entitled to the proceeds of the sale of such shares).

We believe that these provisions of the Surviving Charter regarding restrictions on transfer and ownership of shares are common in the charter documents of Maryland REITs. Whereas the Company Charter provides that we may prohibit transfers in violation of our aggregate ownership threshold or redeem such shares (at our own expense), the provisions of the Surviving Charter do not require us to either seek to prohibit (and rescind) a transfer of our capital stock or redeem the applicable shares out of our own capital. We believe that the provisions of the Surviving Charter regarding restrictions on transfer and ownership of shares are preferable to the comparable provisions of the Company Charter. From a practical perspective, the provisions of the Surviving Charter regarding restrictions on transfer and ownership of shares are unlikely to affect any of our current shareholders, as our largest single shareholder owns only 1.1% of our outstanding stock.
If you do not approve the inclusion of the provisions of the Surviving Charter regarding restrictions on transfer and ownership of shares, we anticipate that we will remove them from the Surviving Charter and replace them with substantively similar provisions as currently provided under the Company Charter.
Required Vote:
Approval of Sub-Proposal 3F requires the affirmative vote of a majority of all of the Company’s outstanding shares of Common Stock.
The Board recommends a vote “FOR” the approval of Proposal 3F.
Sub-Proposal 3G: A proposal to approve the addition of certain shareholder nomination and proposals requirements.
None of the Company Charter, the Company Bylaws nor the CGCL contains any advance notice permissions with respect matters to be presented at a corporation’s shareholder meetings.
Section 12 of Article II of the Surviving Bylaws contains provisions that provide us the ability to require any of our shareholders proposing a nominee for election as a director or any other matter for consideration at a meeting of the shareholders to provide advance notice of the nomination or proposal to us not more than 90 days before the date of the meeting, or, in the case of an annual meeting, not more than 90 days before the first anniversary of the preceding year’s annual meeting or the mailing date of the notice of the preceding year’s annual meeting (such provisions, the “Advance Notice Provisions”). The charter or bylaws may specify another time. For director nominations or shareholder proposals to be properly brought before the meeting, the shareholder must have delivered timely notice to our Secretary. Under the Surviving Bylaws, to be timely, notice generally must have been delivered not earlier than 90 days nor later than 60 days prior to the first anniversary of the date of mailing of the notice for the previous year’s annual meeting. Such shareholder’s notice shall set forth (i) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such shareholder, as they appear on the Corporation’s books, and of such beneficial owner and (y) the number of shares of each class of stock of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner

The purpose of these Advance Notice Provisions is to ensure that we receive sufficient advance notice of shareholder nominations and proposals, and the nature of such nominations and proposals. The Advance Notice Provisions are procedural in nature (though they do have the ability to serve as an anti-takeover measure) and we believe that inclusion of such provisions is standard practice for our peers incorporated in Maryland. These provisions do not serve to limit the substantive rights of our shareholders to nominate directors or propose other matters for consideration at our shareholder meetings.
If you do not approve the inclusion of the Advance Notice Provisions, we anticipate that we will remove them from the Surviving Bylaws to the extent they are inconsistent with the CGCL and the Company Bylaws.
Required Vote:
Approval of Sub-Proposal 3G requires the affirmative vote of a majority of all of the Company’s outstanding shares of Common Stock.
The Board recommends a vote “FOR” the approval of Proposal 3G.
Sub-Proposal 3H: A proposal to approve the removal of the provisions of our bylaws pertaining to our Investment Policies and our Advisory Contracts.
Article VIII of the Company Bylaws sets forth our general investment policy (that is, to invest in equity interests in real property) and then sets forth certain restrictions on our investment abilities, including prohibitions and restrictions on (i) certain types of investments; (ii) certain transactions with our affiliates; (iii) certain securities issuances; and (iv) certain corporate borrowings. Article VIII also contains certain provisions pertaining to our distribution policies and distribution reinvestment policies. Inclusion of these policies in our bylaws is unusual as compared to our peers, and we believe it is unnecessary. We believe that it is in the best interest of the Company and its shareholders for our Board to have the ability to change our investment policies from time to time as deemed appropriate by our Board in light of changes in investment objectives, market conditions, results of operations, changes in applicable laws, rules and regulations and other factors. However, under the Company Bylaws, we are not permitted to change any of these investment policies, except upon receipt of Majority Vote. Due to difficulties in soliciting sufficient shareholder votes, this Majority Vote requirement has thus far prevented us from effecting changes to (o removal of) our investment policies, or certain portions thereof, that the Board believes would be in the best interests of the Company and its shareholders.
Article IX of the Company Bylaws contain provisions pertaining to use of “advisors” (advisors, as defined in the Company Bylaws, are individuals or firms providing real estate investment advisory services to us), entry into contracts with advisors, limitations of and disclosures related to advisors and similar provisions (collectively, the “Advisor Provisions”). As we are a self-administered REIT, meaning that all major real estate functions are performed in-house by our personnel, we do not employ or rely on outside advisors to present investment opportunities to the Board. Additionally, we do not intend to work with advisors in the future. Since our Board believes that a self-advised structure is more efficient and provides the potential for better performance and growth, we do not believe that continued inclusion of the Advisor Provisions is necessary.

If you approve this Sub-Proposal 3H, our Surviving Charter will not contain our investment policies, nor, except for Section 5.10 of the Surviving Charter, will the Surviving Charter or Surviving Bylaws contain any reference to “advisors” or “advisor contracts”. Please note that we will still continue to maintain our investment policies outside of our bylaws (with such modifications that our Board may deem appropriate from time to time in the discharge of its fiduciary duties), and will make such investment policies available to our shareholders as appropriate.
If you do not approve the removal of the Advisor Provisions and the provisions of the Company Bylaws pertaining to our investment policies, we anticipate that we will cause such provisions to be inserted into our Surviving Articles and Surviving Bylaws, as appropriate.
Required Vote:
Approval of Sub-Proposals 3H requires the affirmative vote of a majority of all of the Company’s outstanding shares of Common Stock.
The Board recommends a vote “FOR” the approval of Proposal 3H.
Sub-Proposal 3I: A proposal to approve a change in the par value of our stock.
The Company Charter does not assign a par value to our authorized shares of capital stock, as the CGCL does not require that we do so. Traditionally, the aggregate par value of all outstanding capital stock of a corporation has been intended to correspond to the total consideration received by the corporation for all of its issued shares, and to be equivalent to the concept of “capital” of a corporation which was considered to be a “trust fund” to be maintained for the benefit of the corporations creditors. The par value concept has undergone considerable change since then. In fact, the CGCL contains only one reference to par value (Section 205 of the CGCL provides that shares of a California corporation with no par value shall be deemed to have a par value of $1.00, or such other par value as may be determined by the corporation’s board of directors to satisfy the requirements of other state statutes or regulations imposing fees based on a California corporation’s capitalization).
Article VI of the Surviving Charter provides that each share of our authorized will have a par value of $0.01. This $0.01 per share par value is common for Maryland REITS. Were we to provide for no par value for our shares under the Surviving Charter, the MGCL would assign a “default” par value of $20.00 per share, which would result in assessment by the State of Maryland of much larger capitalization fees than if we have a par value per share of $0.01.
If this Sub-Proposal 3I is not approved, we may be forced to revise the Surviving Charter to provide for capital stock with no par value, which would significantly increase our capitalization-based fees. Therefore, should we fail to receive approval of this Sub-Proposal 3I, we will investigate all options available to us before revising the Surviving Charter to provide for no par value, as such revision would clearly not be in our best interest or the best interest of our shareholders.
Required Vote:
Approval of Sub-Proposal 3I requires the affirmative vote of (i) a majority of all of the Company’s outstanding shares of Common Stock and (ii) a majority of all of the Company’s outstanding shares of Series AA Preferred Stock.
The Board recommends a vote “FOR” the approval of Proposal 3I.

Sub-Proposal 3J: A proposal to approve (i) the removal of the “business combinations” provisions of our bylaws, and (ii) our election to be subject to the provisions of the Maryland Business Combination Statute.
Section 3 of Article XII of the Company Bylaws provides:
“Without the prior vote or written consent of the holders of at least sixty-six and two- thirds percent (66-2/3%) of the outstanding shares, the Corporation shall not enter into any business combination with a holder, or group of holders acting in concert, holding, of record and/or beneficially, ten percent (10%) or more of the outstanding shares (such holder or holders shall be referred to as an “Interested Shareholder”).
For the purposes hereof, a “business combination” shall mean (i) a merger or consolidation between or with the Corporation and the Interested Shareholder and/or its Affiliates; (ii) any sale, lease, exchange, mortgage, pledge, transfer of assets to an Interested Shareholder and/or its Affiliates having an aggregate fair market value of at least $1,000,000; (iii) any reclassification or reorganization, the effect of which would be to increase the proportion of outstanding shares of any class of the Corporation’s equity Securities convertible into a class of equity Securities owned by an Interested Shareholder and/or its Affiliates; and (iv) the adoption of any plan for the liquidation or dissolution of the Corporation, proposed by or on behalf of the Interested Shareholder and/or its Affiliates.
The foregoing provisions requiring a sixty-six and two-thirds percent (66-2/3%) or greater vote of the outstanding shares shall not apply, however, in any event if: (i) at the time the business combination is consummated or during the prior twelve (12) months the Corporation beneficially owned a majority of the outstanding equity Securities of the Interested Shareholder; (ii) the business combination was approved by all of the Directors, who at the time such approval was given were not Affiliates or nominees of the Interested Shareholder or were Directors prior to the time the Interested Shareholder became an Interested Shareholder (“Disinterested Directors”) or successors of Disinterested Directors who were not Affiliates or nominees of the Interested Shareholder and who were recommended to succeed the Disinterested Directors by a majority vote of the Disinterested Directors. If these requirements are satisfied or a majority of the Disinterested Directors approve the business combination and recommend it to the Shareholders, the approval or consent of the Shareholders holding a majority of the outstanding shares of the Corporation’s common stock will be required to approve the business combination.”
Article XIV of the Surviving Bylaws provides:
“The Corporation elects to be governed by the provisions of Sections 3-601 through 3-604 of the MGCL (the “Maryland Business Combination Act”) as in effect on the date these bylaws are adopted (“Effective Date”). The Corporation elects not to be governed by any amendment to the Maryland Business Combination Act after the Effective Date unless the Board of Directors, pursuant to a resolution approved by a majority of the directors then in office, determines that such amendment shall apply to the Corporation. In the event that the Maryland Business Combination Act is repealed or, in the sole discretion of the Board of Directors, amended or substantially altered to the detriment of the Corporation, the Corporation shall continue to be governed by the provisions of the Maryland Business Combination Act in effect on the Effective Date, together with any amendments to the Maryland Business Combination Act that the Board of Directors has determined shall apply to the Corporation.”

Under the Maryland Business Combination Act (the “MBCA”), business combinations between the Company and an interested stockholder or an affiliate of an interested stockholder are prohibited for 5 years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange, or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An “interested stockholder” is defined as any person who beneficially owns 10% or more of the voting power of our voting stock; or an affiliate or associate of ours who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of our then-outstanding voting stock. A person is not an interested stockholder under the MBCA if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. In approving such a transaction, however, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board. After the 5-year moratorium, any business combination between us and an interested stockholder must be recommended by the board of directors and approved by the affirmative vote of at least: (a) 80% of the votes entitled to be cast by holders of our outstanding voting stock, voting together as a single voting class, and (b) two-thirds of the votes entitled to be cast by holders of our voting stock, other than voting stock held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder. These supermajority vote requirements do not apply if holders of our common stock receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors prior to the time that the interested stockholder becomes an interested stockholder. The approval of the board of directors may be altered or repealed at any time unless the resolution adopted by the board of directors is made irrevocable by its terms.
Although the provisions of the MBCA do not necessarily track the provisions Section 3 of Article XII of the Company Bylaws, the substantive protections of the MBCA are the same (except for the 66 2/3% vote requirement in Section 3 of Article XII of the Company Bylaws).
If you do not approve this Sub-Proposal 3J, we anticipate that we will remove the existing provisions of Article XIV of the Surviving Bylaws pertaining to our election to be governed by the MBCA, and replace it with provisions substantially similar to Section 3 of Article XII of the Company Bylaws (subject to any differences required by the MGCL).
Required Vote:
Approval of Sub-Proposal 3J requires the affirmative vote of a majority of all of the Company’s outstanding shares of Common Stock.
The Board recommends a vote “FOR” the approval of Proposal 3J.
Sub-Proposal 3K: A proposal to approve removal of our annual shareholder meeting deadline.
Section 2 of Article III of the Company Bylaws provides:
“The annual meeting of shareholders shall be held at least once each year on a date and at a time designated by the Board of Directors at a location convenient to the shareholders. The date so designated shall be within fifteen (15) months after the last annual meeting. At each annual meeting directors shall be elected and any other proper business may be transacted.”

Section 2 of Article II of the Surviving Bylaws provides:
“Regular meetings of the stockholders for the election of directors and the transaction of any other business that is proper for stockholder action under the charter of the Corporation, these bylaws and applicable law and as may properly come before the meeting shall be held once each calendar year (each such meeting an “annual meeting”). Annual meetings may only be called by the Board of Directors. The Board of Directors shall determine the date, time and place for any annual meeting, which place may be within or without the State of Maryland, or any adjournments or postponements thereof. Any annual meeting so called may be postponed by the directors prior to the meeting with notice to the stockholders entitled to vote at that meeting.”
Section 2 of Article III of the Company Bylaws currently requires the Company to hold its annual shareholder meetings within five (5) months after the end of each calendar year, and within fifteen (15) months after the last annual meeting. It is the Company’s intention to hold annual shareholder meetings at approximately the same time each year with updated and current Company information. However, the firm deadline of five (5) months after calendar year’s end may have the effect of not allowing the Company sufficient time to prepare its annual report and proxy materials in light of the additional filings and requirements that are required of a public company. The Board believes that it is not necessary for the protection of the Company’s shareholders, and potentially burdensome, to include this five (5) month deadline. In addition, it is unnecessary to specifically provide that each annual meeting will be held within fifteen (15) month of the previous meeting. These five (5) and fifteen (15) month periods were included in the Company Bylaws at the Company’s inception, when it was a very small, non-public reporting company. The Company now has a large shareholder base and is now subject to the public reporting requirements of the Securities Exchange Act of 1934, and as such, is not in a position to ignore (and has no intention of ignoring) the requirement that it regularly hold annual shareholder meetings.
We believe that the provisions of Section 2 of Article II of the Surviving Bylaws are sufficiently protective of the Company and its shareholders while simultaneously ensuring that the Company has sufficient time to adequately prepare for its annual shareholder meetings in light of the other obligations of the Company’s management.
If you do not approve this Sub-Proposal 3K, we anticipate that we will replace the existing provisions of Article II, Section 2 of the Surviving Bylaws with the existing provisions of Section 2 of Article III of the Company Bylaws.
Required Vote:
Approval of Sub-Proposal 3K requires the affirmative vote of a majority of all of the Company’s outstanding shares of Common Stock.
The Board recommends a vote “FOR” the approval of Proposal 3K.

PROPOSAL 4
RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS
The Company seeks the ratification by the shareholders of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2010.
Representatives of Squar, Milner, Peterson, Miranda & Williamson, LLP are expected to be present at the Annual Meeting and will be available to make a statement if they desire to do so and to respond to appropriate questions.
On August 31, 2009, the Audit Committee of the Board of Directors agreed to engage Squar, Milner, Peterson, Miranda & Williamson, LLP to perform the audit of the Company’s financial statements as of and for the year ended December 31, 2009. For the fiscal year ended December 31, 2008, JH Cohn, LLP was our independent registered accounting firm.
On August 28, 2009, the Audit Committee of the Board of Directors of NetREIT (the “Company”), on behalf of the Company and its subsidiaries, dismissed J.H. Cohn LLP as the Company’s independent registered public accounting firm. The reports of J.H. Cohn LLP on the Company’s financial statements for the past two fiscal years prior to such dismissal did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, the report filed with the financial statements included in the Annual Report on Form 10-K/A, as filed with the SEC on July 29, 2009 contained a reference to Note 7 and stated that the Company was not in compliance with certain terms of certain loan agreements. The change of independent registered public accounting firm was approved by the Audit Committee of the Company’s Board of Directors. In connection with its audits for the two most recent fiscal years prior to the dismissal of J.H. Cohn LLP and through August 28, 2009, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with J.H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of J.H. Cohn LLP, would have caused them to make reference to such disagreements in their reports on the Company’s financial statements for such years. During the two most recent fiscal years prior to the dismissal of J.H. Cohn LLP and through August 28, 2009, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K) with J.H. Cohn LLP. The Company requested that J.H. Cohn LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which they do not agree. A copy of J.H. Cohn LLP’s letter, dated September 3, 2009, was filed as Exhibit 16 to the Company’s Current Report on Form 8-K filed with the SEC on September 3, 2009.
Shareholder ratification of the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, the Audit Committee is submitting the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP to shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Board will reconsider whether to retain Squar, Milner, Peterson, Miranda & Williamson, LLP. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The Audit Committee has determined that the rendering of the services other than audit services by Squar, Milner, Peterson, Miranda & Williamson, LLP is compatible with maintaining the principal independent registered public accounting firm’s independence.
Audit Fees and Pre-Approval Policies
The following table presents fees for professional services for fiscal years 2008 and 2009. Squar, Milner, Peterson, Miranda & Williamson, LLP rendered services for the audit of our annual consolidated financial statements for fiscal 2009 and the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the third and fourth quarters of 2009, and fees billed for all other services rendered in 2009. JH Cohn LLP rendered all services for fiscal year 2008 and for the first and second quarters of 2009.

	2008	2009
Audit Fees	$143,500	$125,500
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	$33,000	$16,200

Total	$176,500	$141,700

“Audit Fees” consisted of fees for the audit of our annual consolidated financial statements included in our Form 10-K, the review of consolidated financial statements included in the Company’s 10-Q filings. Of the $125,500 in audit fees that we paid in 2009, $31,000 was paid to J.H. Cohn LLP, and $94,500 was paid to Squar, Milner, Peterson, Miranda & Williamson, LLP.
“All Other Fees” consisted of fees for audit of a Statement of Rental Revenue and Certain Expenses of a property acquisitions as required by the SEC.
As provided in the Audit Committee charter, the Audit Committee reviews, and in its sole discretion pre-approves, the Independent Auditors’ annual engagement letter including proposed fees and all audit and non-audit services provided by the Independent Auditors. All of the above services and estimates of the expected fees were reviewed and approved by the Audit Committee before the respective services were rendered. The Audit Committee is barred from engaging the Independent Auditors to perform the specific non-audit services proscribed by law or regulation. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee, and decisions delegated in such manner must be reported at the next scheduled meeting of the Audit Committee.
Vote Required
The affirmative vote of the holders of at least a majority of Common Stock votes cast at the 2010 Annual Meeting is required for the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
The Board recommends a vote “FOR” the approval of Proposal 4.

PROPOSAL 5
APPROVAL OF ADJOURNMENTS OF THE ANNUAL MEETING
If the Company fails to receive a sufficient number of votes to approve one or more of the Proposals or Sub-Proposals described above, the Company may propose to adjourn the 2010 Annual Meeting, regardless of whether a quorum is present, for a period of not more than 45 days for the purpose of soliciting additional proxies. The Company currently does not intend to propose adjournment at the 2010 Annual Meeting if there are sufficient votes to approve the Proposals and Sub-Proposals described above.
Vote Required
The affirmative vote of the holders of a majority of Common Shares represented and voting is required for the approval of adjournments of the annual meeting.
The Board recommends a vote “FOR” the approval of Proposal 5.
CORPORATE GOVERNANCE
Management does not intend to present any business at the meeting not mentioned in this proxy statement, and at the time of preparation of this proxy statement knows of no other business to be presented. If any other matters are properly brought before the meeting, the appointed proxies will vote all proxies on such matters in accordance with their judgment of the best interests of the Company.
DIRECTOR NOMINEES
Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years.

Positions with the Company
Name and (Age)	and Principal Occupations	Business Address

Bruce Staller (73)	Mr. Staller has served as a Director of the Company since June 2004 and is the current Chair of the Compensation Committee and the Lead Independent Director. Prior to his retirement on December 31, 2005, Mr. Staller was an investment counselor registered as an Investment Advisor under California Law. From 2000 to 2009, Mr. Staller was President of the Monrovia Schools Foundations, Inc., a non-profit education corporation based in Monrovia, California, and has been a Trustee of the Foundation since 1987. From 1988 through May 2003, Mr. Staller served as a Director of New Plan Excel Realty Trust, Inc., and its predecessor Excel Realty Trust, a New York Stock Exchange traded REIT. From 1988 until 1994, Mr. Staller served as President and Compliance Officer of First Wilshire Securities Management, Inc., a Pasadena based investment advisory firm. Because of his experience as an Investment Adviser under California Law and his work with Excel Realty Trust, the Nominating and Corporate Governance Committee determined that Mr. Staller is a qualified candidate for the Board.	3229 Elda Street Duarte, CA 91010

Positions with the Company
Name and (Age)	and Principal Occupations	Business Address

Sumner J. Rollings (61)	Mr. Rollings has served as a Director of the Company since April 2001 and is the current Chair of the Nominating and Corporate Governance Committee. He also served as a director of the Centurion Counsel Funds, an investment company registered under the Investment Company Act of 1940, from March 10, 2001 until 2005. Since 2001, Mr. Rollings has owned and operated the Wagon Wheel Restaurant as the CEO of Rolling Wheel Restaurant, Inc., in Escondido, California. From May 1999 to May 2001 Mr. Rollings served as sales executive for Joseph Webb Foods of Vista, California and previously from 1985 to 1999, sales executive for Alliant Food Service Sales. Because of his experience owning and operating a business, the Nominating and Corporate Governance Committee determined that Mr. Rollings is a qualified candidate for the Board.	1282 Pacific Oaks Place, Escondido, CA 92029

Thomas E. Schwartz (69)	Mr. Schwartz has served as a Director of the Company since April 2001. He also served as a Director of the Centurion Counsel Funds, an investment company registered under the Investment Company Act of 1940, from March 10, 2001 until 2005. Mr. Schwartz is currently a member of the Financial Planning Association and the National Association of Insurance and Financial Advisors. Since March 1999 he has served as a Director of Gold Terra, Inc., a closely-held Nevada corporation which participates in mining operations for gold, silver and other valuable mineral deposits Mr. Schwartz has been a Certified Financial Planner since 1990 and an Independent Certified Financial Planner since 2001. Because of his prior experience as a director and his extensive financial qualifications, the Nominating and Corporate Governance Committee determined that Mr. Schwartz is a qualified candidate for the Board.	1282 Pacific Oaks Place, Escondido, California

Positions with the Company
Name and (Age)	and Principal Occupations	Business Address

Jack K. Heilbron (59)	Mr. Heilbron has served as a Director and officer of the Company since its inception. Mr. Heilbron presently holds a license as a registered securities principal with Centurion Institutional Services, Inc., a FINRA member broker-dealer. Mr. Heilbron is a founding officer, Director, shareholder of CI Holding Group, Inc. and of its subsidiary corporations (Centurion Group, Inc., Centurion Counsel, Inc., Bishop Crown Investment Research Inc., PIM Financial Securities Inc., Centurion Institutional Services Inc. and CHG Properties, Inc.) and currently serves as Chairman of these companies. Mr. Heilbron also serves as Chairman of Centurion Counsel, Inc., a licensed investment advisor. He also served as a director of the Centurion Counsel Funds, an investment company registered under the Investment Company Act of 1940, from March 10, 2001 until 2005. From 1994 until its dissolution in 1999, Mr. Heilbron served as the Chairman and/or Director of Clover Income and Growth REIT (“Clover REIT”). Mr. Heilbron graduated with a B.S. degree in Business Administration from California Polytechnic College, San Luis Obispo, California. Because of his prior experience as a director and his experience with other REITs, the Nominating and Corporate Governance Committee determined that Mr. Heilbron is a qualified candidate for the Board.	1282 Pacific Oaks Place, Escondido, California 92029

Larry G. Dubose (60)	Mr. Dubose has served as a Director of the Company since June 2005 and was Chairman of the Audit Committee until March 2010. In connection with NetREIT entering into a management agreement with Dubose Model Homes, USA, Mr. Dubose became an employee of NetREIT on March 1, 2010. From 2008 to 2010, Mr. Dubose was President of Dubose Model Homes, USA, a residential real estate investment company headquartered in Houston, Texas that he founded in 1985, a position he also held until 2004. Prior to forming that company, Mr. Dubose served as Vice President and Chief Financial Officer of a full service real estate brokerage company in Houston for six years. From June 1973 to February 1976, he served as a staff accountant with PricewaterhouseCoopers f/k/a Price Waterhouse. Mr. Dubose graduated with a B.A. degree in Accounting from Lamar University in 1973. Although not active at present, Mr. Dubose was a Certified Public Accountant in the state of Texas. He also holds a real estate brokerage license. Because of his prior experience in real estate and his extensive financial background, the Nominating and Corporate Governance Committee determined that Mr. Dubose is a qualified candidate for the Board.	14405 Walters Road Suite 310, Houston, Texas 77014

Positions with the Company
Name and (Age)	and Principal Occupations	Business Address

David Bruen (65)	Mr. Bruen has served as a Director of the Company since 2008. Mr. Bruen retired in January 2008 from San Diego National Bank after 6 years as a senior commercial lending officer. During the previous seventeen years, Mr. Bruen was in commercial lending for mid-size businesses in San Diego County for First Interstate Bank, Wells Fargo Bank, Mellon 1st Business Bank, and San Diego National Bank. He is a Life Member of the Pacific Life Holiday Bowl Committee and has been a member of the Presidents Association for Palomar College, Financial Executives International, San Diego MIT Enterprise Forum, and the Association for Corporate Growth. Mr. Bruen is a graduate of San Diego State University and has an M.B.A. from the University of Southern California. Because of his prior experience with banks and his achievements in the community, the Nominating and Corporate Governance Committee determined that Mr. Bruen is a qualified candidate for the Board.	1282 Pacific Oaks Place, Escondido, CA 92029

William Allen (64)	Mr. Allen was elected Director of the Company in 2009 and has served as the Chair of the Audit Committee since March 2010. For 28 years, Mr. Allen was employed with PricewaterhouseCoopers and was the tax partner in charge of the San Diego, California office until his retirement in 2000. From 2002 to 2006, Mr. Allen served as Chairman of the Board of Directors for Arrowhead General Insurance, and was on the Board of Directors for The Copley Press, Inc. until January 2010. He is a member of the American Society of Certified Public Accountants, and the California Society of Certified Public Accountants. Mr. Allen graduated from the University of Arizona with a Bachelor of Science degree in accounting. Because of his prior experience as a director and his extensive financial background, the Nominating and Corporate Governance Committee determined that Mr. Allen is a qualified candidate for the Board.	1282 Pacific Oaks Place, Escondido, CA 92029

The Board has concluded that each of the members of the Board and each nominee for election to the Board should serve as a member of the Board at the time of filing the proxy statement based on their particular experience, qualifications, attributes, and skills each afford the Company’s business structure and plan.
INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
Board Committees
The Board has adopted a charter for each of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Board may, from time to time, establish certain other committees to facilitate the management of the Company. The Company has also adopted Corporate Governance Guidelines. The Committee Charters and Corporate Governance Guidelines are posted on the Company’s website at www.netreit.com and will be provided without charge upon request to the Corporate Secretary, NetREIT, 1282 Pacific Oaks Place, Escondido, California, 92029. The information contained on the Company’s website is not incorporated by reference into and does not form a part of this proxy statement.
Board Independence
Prior to March 1, 2010, the Board determined that each of the Company’s current Directors and nominees, except for Mr. Heilbron and Mr. Elsberry, has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is “independent” within the meaning of the NYSE Amex Rules and the Company’s Director independence standards. On March 1, 2010 Mr. Dubose became an employee of the Company and therefore is no longer considered “independent” within the meaning of the NYSE Amex Rules and the Company’s Director independence standards. The Board established and employed the following categorical standards (which are at least as restrictive as the “independent” standards of the NYSE Amex Rules) in determining whether a relationship is material and thus would disqualify such Director from being independent but opting for certain stricter interpretations:
•	The Director is, or has been within the last three (3) years, an employee of the Company or of any of its subsidiaries;

•	An immediate family member of the Director is, or has been within the last three (3) years, an executive officer of the Company or any of its subsidiaries;

•
The Director (or an immediate family member of the Director) received during any twelve-month period within the last three (3) years, more than $60,000 in direct compensation from the Company and/or any of its subsidiaries, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

•
The Director was affiliated with or employed within the last three (3) years by the Company’s present or former (internal or external) auditor or an immediate family member of the Director was affiliated with or employed in a professional capacity by the Company’s present or former (internal or external) auditor;

•
The Director (or an immediate family member of the Director) is, or has been within the last three (3) years, employed as an executive officer of another company where any of the Company’s executives served on that company’s compensation committee;

•
The Director is a current employee, or an immediate family member of the Director is a current executive officer of another company that made payments to, or received payments from the Company or any of its subsidiaries for property or services in an amount which, in any of the last three (3) fiscal years, exceeds the greater of $200,000, or two percent (2%) of such other company’s consolidated gross revenue;

•
The Director (or an immediate family member of the Director) was, within the last three (3) years, an affiliate or executive officer of another company which was indebted to the Company, or to which the Company was indebted, where the total amount of either company’s indebtedness to the other was five percent (5%) or more of the Company’s total consolidated assets or the total consolidated assets of the company he or she served as an affiliate or executive officer;

•
The Director (or an immediate family member of the Director) was, within the last three (3) years, an officer, Director or trustee of a charitable organization where the Company’s (or an affiliated charitable foundation’s) annual discretionary charitable contributions to the charitable organization exceeded the greater of $1 million or five percent (5%) of that organization’s revenues;

•
Within the last three (3) fiscal years has been an officer, Director or trustee of a charitable organization where the Company’s contributions (or an affiliated charitable foundation’s annual discretionary charitable contributions to the charitable organization) exceeded the greater of One Hundred Thousand Dollars ($100,000) or five percent (5%) of that organization’s consolidated gross revenue.

An “Affiliate” includes any person beneficially owning in excess of 10% of the voting power of, or a general partner or managing member of, a company.
Meetings and Attendance
The Board met six (6) times during 2009 and the various committees of the Board met a total of seven (7) times. For the 2009 fiscal year, all Directors attended at least 75% of the total number of meetings of the Board and of the committees of the Board on which he served during the year. Although the Company has no policy with regard to board members’ attendance at the Company’s annual meeting of shareholders, it is customary for, and the Company expects, all board members to attend.
To ensure free and open discussion among the Independent Directors of the Board, the Independent Directors meet prior to each full board meeting.
Communications with the Board
Shareholders and other interested parties may communicate with the Lead Independent Director or with the non-management Directors, as a group, by sending an email to krichman@netreit.com or by regular mail addressed to the Lead Independent Director, c/o the Corporate Secretary, NetREIT, 1282 Pacific Oaks Place, Escondido, California, 92029. All correspondence will be forwarded promptly by the corporate secretary to the Lead Independent Director.
Board Leadership Structure and Role in Risk Oversight
The Company believes the chosen Board leadership structure is the most appropriate for its size and business. Since our inception, Mr. Jack K. Heilbron has served as both Chairman of the Board and Chief Executive Officer. As a result, the Company also has a Lead Independent Director, currently Mr. Bruce Staller, a member of the Audit Committee. As Lead Independent Director, Mr. Staller is able to monitor and address any compliance issues, improprieties, or ethical considerations, including anonymous submissions by Company employees, outside of the chain of Senior Management.

The Board believes the combined role of Chairman and Chief Executive Officer, together with a Lead Independent Director, is in the best interest of shareholders because it provides the appropriate balance between strategic development and independent oversight of management.
The Company has delegated the authority of risk management to the Audit Committee as further discussed below under “Audit Committee”.
Audit Committee
Prior to March 1, 2010, the Audit Committee of the Board was comprised of Mr. Larry Dubose (Chairman), Mr. David Bruen and Mr. Bruce Staller. On February 10, 2010, Mr. William Allen was appointed to the Audit Committee and became the Chairman of the Committee. The Board has determined that Mr. Allen qualifies as an audit committee financial expert, as defined by the Securities and Exchange Commission (SEC). Previously, the Board determined that Mr. Dubose qualified as an audit committee financial expert, as defined by the regulations of the SEC. All of the members of the Audit Committee are “independent” within the meaning of the NYSE Amex Rules, the Company’s director independence standards and the audit committee requirements of the SEC.
The Audit Committee is responsible for the performing risk assessment within the Company. The Audit Committee is responsible for discussing with management the guidelines, policies and processes relied upon and used by management to assess and manage the Company’s exposure to risk.
The Audit Committee also monitors the audit risk assessment process and the proposed scope of the internal auditing for the upcoming year and the coordination of that scope with independent auditors. The Audit Committee ensures that procedures have been established for the receipt, retention and treatment of complaints from Company employees on accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters or other potentially material risks.
In addition to risk oversight, the Audit Committee’s principal responsibilities include:
•	Assisting the Board in fulfilling its responsibility for oversight of the quality and integrity of the Company’s accounting, auditing and reporting practices;

•	The ultimate authority over the appointment, retention, compensation, oversight and evaluation of the work of the Company’s certified public accounting firm, and;

•
The selection, approval and engagement of the Company’s independent certified public accounting firm, including approving any special assignments given to the independent accounting firm and reviewing:

•	The scope and results of the audit engagement with the independent accounting firm and management, including the independent accounting firm’s letters to the Audit Committee;

•	The independence of the independent accounting firm;

•	The effectiveness and efficiency of the Company’s internal accounting function; and

•	Any proposed significant accounting changes.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board is comprised of Independent Directors. During 2009, the Committee was comprised of Mr. Larry Dubose, Chairman, Mr. Bruce Staller, and Mr. David Bruen. As of March, 2010, Larry Dubose has resigned from the Audit Committee because he is no longer an Independent Director under our Independent Director policy, and Mr. Bill Allen is Chairman of the Audit Committee. The Audit Committee met four (4) times during 2009.
The role of the Audit Committee is risk oversight and to oversee the Company’s financial reporting process on behalf of the Board and operates under a written charter, which was adopted by the Audit Committee in 2005 and is available on the Company’s corporate website at www.netreit.com. Management of the Company has the primary responsibility for the preparation of the financial statements as well as executing the financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States.
In this context, the Audit Committee has reviewed and discussed the audit of the financial statements and the management letter concerning internal controls, as of and for the year ended December 31, 2009, with Squar, Milner, Peterson, Miranda & Williamson, LLP, our independent registered public accounting firm, with and without management present. The Audit Committee has discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standard No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed the with the auditors their independence from NetREIT. The Audit Committee has also considered whether the independent registered accounting firm’s other non-audit service to the Company is compatible with maintaining the registered public accounting firm’s independence.
In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.
Submitted on March 15, 2010 by the members of the Audit Committee of the Board.
Bill Allen, Chairman
David Bruen
Bruce Staller

Compensation Committee
The Compensation Committee of the Board is comprised of Mr. Bruce Staller (Chairman), and Mr. Sumner Rollings. All of the members of the Compensation Committee are “independent” within the meaning of the NYSE Amex Rules and the Company’s Director independence standards. The Compensation Committee met two times during 2009. The Compensation Committee’s principal responsibilities include:
•
Assessing the Company’s financial and non financial performance against a number of factors it considers significant and relevant, evaluate the executive officers performance and set their compensation levels;

•	Reviewing and provide oversight of the Company’s compensation philosophy and shall approve the establishment of competitive targets for all equity-based plans requiring shareholder approval;

•	Reviewing the design and management of the significant employee benefits programs; and

•
Reviewing eligibility criteria and award guidelines for corporate-wide compensation programs that management level employees participate in including bonus plans, stock option and other equity-base programs, deferred compensation plans and any other cash or stock incentive programs.

The Compensation Committee regularly reviews and approves the executive compensation philosophy to ensure that it is aligned with the Company’s business strategy and objectives, encourages high performance, promotes accountability and assures that employee interests are aligned with the interests of the Company’s shareholders.
The Compensation Committee has the authority to determine and approve the individual elements of total compensation paid to the chief executive officer and other executives holding the title of vice president or higher. The Compensation Committee reviews the performance and compensation of the chief executive officer, and all of the executive officers named in this Proxy Statement. The chief executive officer and president annually assist in the review of the compensation of the Company’s other executive officers. The chief executive officer makes recommendations with respect to salary adjustments and annual bonus and nonvested stock awards to the Compensation Committee based on his review and market data.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of the Board is comprised of Mr. Sumner Rollings (Chairman) and Mr. Thomas Schwartz. All the members of the Nominating and Corporate Governance Committee are “independent” within the meaning of the NYSE Amex Rules and the Company’s Director independence standards. The Nominating and Corporation Governance Committee met once during 2009. The Corporate Governance Committee’s principal purpose is to provide counsel to the Board with respect to:
•	purpose, structure and membership of the committees of the Board;

•	reviewing the succession planning for the Company’s executive management;

•	assisting the Board in developing and implementing the Company’s corporate governance guidelines;

•	considering questions of possible conflicts of interest of the Board members, as such questions arise;

•	determining the size, needs and composition of the Board and its committees;

•	monitoring a process to assess the effectiveness of the Board; and

•	recommending nominations to the full Board.

When assessing potential nominees for election to the Board, the Nominating and Corporate Governance Committee considers a variety of factors, such as the candidates’ education, experiences and knowledge of the Company’s industry and experience in other industries that are relevant to the Company, understanding real estate investing and financing, prior service as a director of other companies and relevant commercial experience. While the Nominating/Corporate Governance Committee does not have a formal diversity policy, it does strive to achieve a diverse background of perspective and knowledge by seeking candidates who represent both large and small businesses, within and outside of commercial entities, and who have served on non-profit boards that can provide the Nominating and Corporate Governance Committee with additional insight. The Nominating and Corporate Governance Committee may consider candidates recommended by shareholders, as well as recommendations from other sources, such as other directors or officers, third-party search firms or other appropriate sources. See Shareholders’ Nominations for Directors below for procedures.
Director Qualifications
The director qualifications currently focus on what the Nominating and Corporate Governance Committee believes to be essential competencies to effectively serve on the Board. In reviewing and considering potential nominees for the board, the Nominating and Corporate Governance Committee looks at the following qualities, skills and attributes:
•	Experience in corporate governance, such as an officer or former officer of a publicly held company;

•	Experience in the real estate industry;

•	Experience as a board member;

•	Personal and professional integrity, ethics and values;

•	Practical and mature business judgment, including the ability to make independent analytical inquiries;

•	Academic expertise in an area of the Company’s operations; and

•	Background in financial and accounting matters.
Shareholder Nominations for Directors
The Nominating and Corporate Governance Committee’s policy is to consider candidates recommended by shareholders. The shareholder must submit a resume of the candidate and an explanation of the reasons why such shareholder believes the candidate is qualified for service on the Board and how the candidate satisfies the Board Criteria. The shareholder must also provide such other information about the candidate as would be required by the SEC rules to be included in a proxy statement. In addition, the shareholder must include the consent of the candidate and describe any arrangements or undertakings between the shareholder and the candidate regarding the nomination. The shareholder must submit proof of ownership of the Company’s shares. The shareholder must also comply with the advance notice provisions of the Company’s Bylaws. See “Shareholder Proposals for 2011 Annual Meeting” in this proxy statement. All communications are to be directed to the Chairman of the Nominating/Corporate Governance Committee, c/o the Corporate Secretary, NetREIT, 1282 Pacific Oaks Place, Escondido, California, 92029. Properly submitted shareholder recommendations will be evaluated by the Nominating/Corporate Governance Committee using the same criteria used to evaluate other director candidates.

Compensation of the Company’s Directors
The Company compensates the Directors with awards of restricted stock and/or stock options. The Company may also compensate them with cash or other future payments. The Directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the Board. Where a Director is also an officer of the Company, such Director is not paid separate compensation for services rendered as a Director.
None of the Company’s officers receive or will receive any compensation for serving as a member of the Board or any of its committees. The Directors received the following aggregate amounts of compensation for the year ended December 31, 2009.
Director Compensation

		Fees
		Earned or			Non-Equity	Nonqualified
		Paid in	Stock		Incentive	Deferred	All Other
		Cash	Awards	Option	Plan	Compensation	Compensation
Name		(1)	(2)	Awards	Compensation	Earnings	(3)	Total
Bruce Staller	2009	—	$32,250	—	—	—	$3,965	$36,215

Sumner Rollings	2009	—	32,250	—	—	—	3,765	36,015

Thomas Schwartz	2009	—	32,250	—	—	—	3,765	36,015

Larry Dubose	2009	—	32,250	—	—	—	3,845	36,095

David Bruen	2009	—	32,250	—	—	—	2,625	34,875

(1)	The Company pays no cash fees to any of its nonaffiliated Directors to attend Directors’ meetings but does reimburse such Directors for their travel expenses.

(2)
The amounts shown represent the aggregate grant date value of awards made during 2009. For a discussion of the valuation assumptions used to determine the grant date fair values of these awards, see Note 3 to the Financial Statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2009.

(3)	For all Directors, the amount represents distributions declared on shares of restricted stock during the year ended December 31, 2009.
The Company does not have a written policy regarding Director compensation. The Company’s Compensation Committee meets at least annually to review, and determine and approve as appropriate, director compensation for the next fiscal year, including cash and equity compensation, reimbursement for travel and related expenses, and similar matters. The Compensation Committee will also meet during the year, as appropriate, to discuss compensation matters such as grants of restricted stock to our Directors in connection with their services as chairs of our committees, and related matters. The Company does not currently pay its Directors any cash fees for service on the Board or any of its committees or in consideration for attendance of Board or committee meetings by such Directors, although it may decide to pay such cash fees in the future. However, the Company does reimburse non-affiliated Directors for their travel expenses incurred in connection with attendance at Board or committee meetings. The Company granted 3,750 shares of restricted stock on January 1, 2009 to each Director, and also granted on such date an additional 500 shares and 200 shares of restricted stock to its Lead Director, Mr. Staller, and to Mr. Dubose (who was Chairman of the Audit Committee at the time of such grant), respectively.

EXECUTIVE OFFICERS OF THE COMPANY
Certain information about the current executive officers of the Company is set forth below, including their ages, their offices in the Company, their principal occupations or employment for at least the past five years, the length of their tenure as officers and the names of other public companies in which such persons hold or have held directorships during the past five years. Each executive officer of the Company may be removed from office at any time by a majority of the Board with or without cause.

Position
Name of Officer (Age)	With The Company	Business Experience

Jack K. Heilbron (59)	Chairman of the Board, President and Director	Please see “Director Nominees” for a description of Mr. Heilbron’s principal occupations.

Kenneth W. Elsberry (71)	Chief Financial Officer	Mr. Elsberry has served as the Company’s chief financial officer since its inception. He is a member of the California Society of Certified Public Accountants, American Institute of Certified Public Accountants and National Association of Accountants. From December 2004 to October 2007, Mr. Elsberry served as chief financial officer of Trusonic, Inc., a startup technology company based in San Diego, California. Mr. Elsberry also served as a Director of the Centurion Counsel Funds, an investment company registered under the Investment Company Act of 1940, from March 10, 2001 until 2005. Mr. Elsberry presently holds a license as a registered securities principal with Centurion Institutional Services, Inc., a FINRA member broker-dealer. He also has served as chief financial officer and a Director of Centurion Institutional Services, CI Holding Group, Inc. and CHG Properties, Inc. From 1994 until 1998, Mr. Elsberry served as chief financial officer of Clover REIT. Since 1990, Mr. Elsberry has operated his own consulting firm, which provides financial and administrative consultation services to small and medium-sized companies. Mr. Elsberry received his Bachelor of Science degree in accounting from Colorado State University and is a registered securities principal.

EXECUTIVE COMPENSATION
The following table sets forth information concerning the compensation earned by the Company’s Chief Executive Officer and Chief Financial Officer for the fiscal years ended December 31, 2009 and 2008.
Summary Compensation Table

Name and						All Other
Principal				Stock	Options	Compensation
Position	Year	Salary	Bonus (1)	Awards (2)	Awards	(3)	Total

Jack K. Heilbron	2009	$183,750	$100,000	$32,250	—	$21,730	$337,730
President/CEO	2008	133,583	135,000	25,800	—	20,584	314,967

Kenneth Elsberry	2009	150,000	75,000	32,250	—	10,798	261,598
CFO	2008	132,583	100,000	25,800	—	9,615	267,998

(1)	The bonuses shown were earned in the year in which they are listed, but were paid in January of the following year.

(2)
The amounts shown represent the aggregate grant date value of awards made during each fiscal year shown. This does not represent the compensation expense recognized for the fiscal years shown for financial statement reporting purposes. For a discussion of the valuation assumptions used to determine the grant date fair values for awards granted in 2009 and 2008, see Note 3 to the Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

(3)	The following table sets forth the components of Other Compensation included above paid by the Company:

		Distributions		Group Term
		Paid on	Matching	Life			Total of All
		Restricted	Contributions	Insurance	Auto	Country	Other
Name	Year	Stock	to IRA Plan	Payments	Allowance	Club	Compensation
Jack K. Heilbron,	2009	$3,765	$5,126	$2,054	$8,735	$7,176	$26,856
President/CEO	2008	2,799	3,288	1,945	8,776	7,064	23,872

Kenneth W. Elsberry,	2009	3,765	0	1,033	6,000	0	10,798
CFO	2008	2,799	0	816	6,000	0	9,615

Employment and Severance Agreements
We employ Mr. Heilbron as President and Chief Executive Officer and Mr. Elsberry as Chief Financial Officer pursuant to Employment Agreements dated January 28, 1999. Under their respective employment agreement, Messrs Heilbron and Elsberry are entitled to (a) a base annual salary as described in greater detail below, (b) an annual bonus compensation in at least the amount necessary to raise the employee’s annual salary to the median level of salaries paid to comparable executives of comparable sized REITs, (c) group medical plan, and (d) an automobile allowance. The bonus compensation is awarded as reasonably determined by the Compensation Committee. However, the award of any bonus compensation is dependent on the Company attaining certain minimum performance levels, as determined by the Compensation Committee.
In 2005, Mr. Elsberry and Mr. Heilbron’s annual compensation was set at $20,000 and was subject to increases upon the closing of escrow of the Company’s 2006 Private Placement with increases of $4,000 annually for each million of capital raised up to ten million. After an aggregate of ten million in new capital was raised, the salaries were increased by $2,000 annually for each additional million of capital raised with a maximum salary for Mr. Heilbron of $200,000 and for Mr. Elsberry of $150,000. At December 31, 2009, Mr. Heilbron’s annual salary rate was $200,000 and Mr. Elsberry’s annual salary rate was $150,000.
Long-Term Incentive Compensation Awards
Stock awards are issued to our executive officers under our 1999 Incentive Award Plan at the Compensation Committee meeting in December of each year. Such stock awards are effective as of January of the following year. Our stock awards generally vest evenly, on each anniversary of the grant date, over three (3) years or five (5) years. Distributions are paid on the entirety of the grant from the grant date.
In 2009, the Board approved adopting a Simple IRA plan. All employees were eligible to participate except for part time employees. The Company matched the employee’s elective deferral up to three percent (3%) of the employee’s compensation. Employees could contribute up to $11,500 of their salary, subject to annual limits under the IRS Code of 1986, as amended (“Code”). On December 4, 2009 the Board approved adopting a 401K plan and discontinuing the Simple IRA plan effective January 1, 2010. All employees are eligible to participate except for part time employees. The Company matches the employee’s elective deferral up to four percent (4%) of the employee’s compensation. Employees may contribute up to $16,500 of their salary, subject to annual limits under the Code.

Outstanding Equity Awards at Fiscal Year End
The following table shows information regarding grants of stock options and grants of unvested stock awards outstanding on the last day of our fiscal year ended December 31, 2009 to each of the executive officers named in the Summary Compensation Table.
Outstanding Awards at Fiscal Year End

	Option Awards (1)					Stock Awards (2)(3)(4)
Equity
								Equity	Incentive
								Incentive	Plan
								Plan	Awards:
								Awards:	Market
			Equity					Number	or Payout
			Incentive					of	Value of
			Plan					Unearned	Unearned
			Awards:			Number		Shares,	Shares,
	Number of	Number of	Number of			of Shares	Market	Units or	Units or
	Securities	Securities	Securities			or	Value of	Other	Other
	Underlying	Underlying	Underlying			Units	Shares or	Rights	Rights
	Unexercised	Unexercisable	Unexercised	Option	Option	That	Units That	That Have	That
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Have Not	Have Not	Not	Have Not
Name	Exercisable	Unexercisable	Options (#)	Price ($)	Date	Vested (3)	Vested (4)	Vested	Vested

Jack K. Heilbron	3,021	0	0	$8.64	6/30/2010	3,675	$31,605	0	$0
Kenneth W. Elsberry	232	0	0	$8.64	6/30/2010	3,675	$31,605	0	$0

(1)	Options were granted in 2005. No options have been granted since 2005.

(2)	The amounts in these columns represent the stock awards held at December 31, 2009 that were granted on January 1, 2008 and 2009.

(3)	Each restricted stock award vest according to the following schedule: 2,363 shares vest on December 31, 2010 and 1,312 shares vest on December 31, 2011.

(4)
Market value has been calculated using $8.60 per share which represents the approximate amount of net proceeds per share received from the offering price of $10 in the Company’s ongoing private placement offering by the outstanding restricted stock awards for each named executive officer.

Code of Ethics and Business Conduct
The Board has adopted a Code of Ethics and Business Conduct (Code) for the Company that applies to all officers and employees, including its principal executive officer, principal financial officer, vice-president finance, and controller. The Code is posted under the “Company” section of the Company’s web site at www.netreit.com.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information as of March 30, 2010, relating to the beneficial ownership of the Company’s Common Shares by (1) each Director, Director nominee and each executive officer named in the Summary Compensation Table, and (2) all Executive Officers and Directors of the Company as a group. The Company is not aware of any persons who beneficially own more than 5% of the outstanding common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Except as indicated in footnotes to this table, the Company believes that the shareholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to the Company by these shareholders.

		Number of Common		% of Total Outstanding
Name of Beneficial Owner	Position	Shares*		Shares (1)
Sumner Rollings	Director	26,075	(2)	0.24%
Thomas Schwartz	Director	19,108	(3)	0.18%
Jack K. Heilbron	Officer and Director	41,325	(4)	0.38%
Bruce Staller	Lead Director	19,911	(5)	0.19%
Larry Dubose	Director	17,768	(6)	0.17%
Kenneth W. Elsberry	Officer	40,056	(8)	0.37%
William Allen	Director	57,328	(9)	0.53%
David Bruen	Director	9,941	(7)	0.09%

All Directors and Executive Officers as a Group (8)		231,513		2.13%

*	No Preferred Shares are held by any Officer or Director.

(1)
Assumes 10,746,555 Common Shares issued and outstanding as of March 30, 2010, which includes 95,475 shares of nonvested restricted shares that vest annually during the five years ended December 31, 2015. As of March 30, 2010, the Company had stock options outstanding for 51,579 shares exercisable on or within 60 days of March 31, 2010.

(2)	Includes an aggregate of 18,200 Common Shares and 7,875 shares of nonvested restricted stock that vests equally annually at December 31, 2010 through 2013.

(3)	Includes an aggregate of 11,233 Common Shares and 7,875 shares of nonvested restricted stock that vests equally on an annual basis at December 31, 2010 through 2013.

(4)
Includes (i) an aggregate of 462 Common Shares held by CI Holding Group, Inc. (“CI Holding”), (ii) 28,93 Common Shares held by Mr. Heilbron (iii) 7,875 shares on nonvested restricted stock that vests equally on an annual basis at December 31, 2010 through 2013 and (iii) 4,068 Common Shares held by Ms. Limoges (his wife).

(5)	Includes an aggregate of 11,861 Common Shares and 8,050 shares of nonvested restricted stock that vests equally on an annual basis at December 31, 2010 through 2013.

(6)	Includes an aggregate of 9,823 Common Shares and 7,945 shares of nonvested restricted stock that vests equally on an annual basis at December 31, 2010 through 2013.

(7)	Includes an aggregate of 1,543 Common Shares and 8,400 shares of nonvested restricted stock that vests equally on an annual basis at December 31, 2010 through 2013.

(8)	Includes an aggregate of 32,182 Common Shares and 7,875 shares of nonvested restricted stock that vests equally on an annual basis at December 31, 2010 through 2013.

(9)
Includes (i) an aggregate of 565 Common Shares, (ii) 5,184 shares of nonvested restricted stock that vests equally on an annual basis at December 31, 2010 through 2013 and (ii) an option to acquire up to 51,579 Common Shares at a price of $9.30 in exchange for Mr. Allen’s interest in the NetREIT 01 LP.

Related Party Transactions
In the last two fiscal years, there have not been any transactions or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $120,000 and in which any Director, executive officer, holder of 5% of the Company’s common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
It is the Company’s policy that the Audit Committee approve or ratify transactions involving Directors, executive officers or principal shareholders or members of their immediate families or entities controlled by any of them or in which they have a substantial ownership interest. Such transactions include employment of immediate family members of any Director or executive officer. Management advises the Audit Committee on a regular basis of any such transaction that is proposed to be entered into or continued and seeks approval.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, and SEC rules requires the Company’s officers and Directors, and persons who own more than 10% of a registered class of our equity securities (collectively, “Insiders”), to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Insiders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.
Effective with the filing of Form 10 with the Securities and Exchange Commission in May 2008 the officers and Directors, and persons who own more than 10% of a registered class of our equity securities were required to file the initial report of ownership and reports of changes in ownership. We have reviewed copies of reports provided to us, as well as other records and information for the fiscal year ended December 31, 2009. Based on that review, we concluded that the following reports were not timely filed. The Initial Form 3 was filed late for Mr. Bill Allen, and the Form 4 disclosing a stock option exercise and sale in connection with a cashless exercise of a stock option for Mr. Allen also was filed late. Upon discovery, these matters were promptly reported.
Other Information Regarding the Company’s Proxy Solicitation
SHAREHOLDER PROPOSALS
To be considered for inclusion in the proxy statement relating to the Company’s 2011 Annual Meeting of Shareholders, shareholder proposals must be received no later than [_____], 2011. To be considered for presentation at the 2011 Annual Meeting, although not included in the proxy statement, proposals must be received no earlier than [_____], 2011 and no later than [_____], 2011. Proposals that are not received in a timely manner will not be voted on at the 2011 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All shareholder proposals should be marked for the attention of the Secretary of the Company at 1282 Pacific Oaks Place, Escondido, CA 92029.

ANNUAL REPORT ON FORM 10-K
This proxy statement incorporates by reference the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. These forms are included in the annual report mailed with this proxy statement and contain important information about the Company and its financial condition that is not included in this proxy statement. It is also available on the Company’s website at www.netreit.com. You may obtain a printed copy of the Company’s Annual Report on Form 10-K, including the financial statements, free of charge, by sending a written request to the Secretary of the Company at 1282 Pacific Oaks Place, Escondido, CA 92029. Exhibits will be provided upon written request and payment of an appropriate processing fee.
BY ORDER OF THE BOARD OF DIRECTORS
KENNETH W. ELSBERRY,
Chief Financial Officer
Dated: April  _____, 2010

Appendix A
PLAN AND AGREEMENT OF MERGER
THIS PLAN AND AGREEMENT OF MERGER (this “Agreement”), dated as of May [_____], 2010, is made and entered into by and between NETREIT, INC., a Maryland corporation (“NetREIT-MD”), and NETREIT, a California corporation (the “Company”).
W I T N E S S E T H:
WHEREAS, NetREIT-MD is a corporation duly organized and existing under the laws of the State of Maryland, having been incorporated on [_____], 2010;
WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of California, having been incorporated on January 28, 1999; and
WHEREAS, the Boards of Directors and the shareholders representing at least a majority of the outstanding shares of capital stock entitled to vote of NetREIT-MD and at least a majority of the outstanding shares of Series AA Preferred Stock and Common Stock, Series A of the Company, each voting as a separate class and on a combined basis, have approved this Agreement under which the Company shall be merged with and into NetREIT-MD with NetREIT-MD being the surviving corporation (such merger being hereinafter referred to as the “Merger”).
NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Company shall be merged with and into NetREIT-MD on the terms and conditions hereinafter set forth.
ARTICLE I
MERGER
Effective the later to occur of (i) 12:01 a.m. Eastern Standard time, on or about May [_____], 2010, or (ii) the time the Certificate of Merger is accepted for filing in California and the Articles of Merger are accepted for filing in Maryland (the “Effective Time”), the Company shall be merged with and into NetREIT-MD in accordance with the Maryland General Corporations Law and the California Corporations Code, and the separate existence of the Company shall cease and NetREIT-MD (hereinafter sometimes referred to as the “Surviving Corporation”) shall continue to exist under the name of NetREIT, Inc. by virtue of, and shall be governed by, the laws of the State of Maryland. The address of the registered office of the Surviving Corporation in the State of Maryland will be 715 St. Paul Street, Baltimore, Maryland 21202. The name of the Surviving Corporation’s registered agent at such address is HIQ Corporate Services, Inc.

ARTICLE II
ARTICLES OF INCORPORATION
OF THE SURVIVING CORPORATION
The Charter of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be the Charter of NetREIT-MD without change unless and until thereafter amended as provided by applicable law.
ARTICLE III
BYLAWS OF THE SURVIVING CORPORATION
The Bylaws of NetREIT-MD, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation without change, unless and until amended or repealed in accordance with applicable law.
ARTICLE IV
EFFECT OF MERGER ON STOCK
OF CONSTITUENT CORPORATIONS
4.01 At the Effective Time, each authorized share of Series A Common Stock of the Company, no par value per share (the “Company Common Stock”), of which [_____] shares are, as of the date hereof, issued and outstanding shall be converted into one (1) share of Series A Common Stock, $0.01 par value per share, of the Surviving Corporation, par value $0.01 per share (the “NetREIT-MD Common Stock”). There are no shares of Series B Common Stock of the Company, no par value per share, issued and outstanding as of the date hereof.
4.02 At and after the Effective Time, each share of the Company Common Stock shall be cancelled and retired and, by virtue of the Merger and without further action, shall cease to exist.
4.03 At the Effective Time, each authorized share of Series AA Preferred Stock of the Company, no par value per share (the “Company Preferred Stock”), of which 50,200 shares are, as of the date hereof, issued and outstanding shall be converted into one (1) share of Series AA Preferred Stock of the Surviving Corporation, par value $0.01 per share (the “NetREIT-MD Preferred Stock”). There are no shares of Series A Preferred Stock of the Company, no par value per share, issued and outstanding as of the date hereof and there will be no shares of Series A Preferred Stock authorized under the charter of the Surviving Corporation.
4.04 At and after the Effective Time, each share of the Company Preferred Stock shall be cancelled and retired and, by virtue of the Merger and without further action, shall cease to exist.
4.05 At and after the Effective Time, all documentation which prior to that time evidenced and represented the Company Common Stock or the Company Preferred Stock, as applicable, shall be deemed for all purposes to evidence ownership of and to represent those shares of NetREIT-MD Common Stock or NetREIT-MD Preferred Stock, as applicable, into which the Company Common Stock or the Company Preferred Stock, as applicable, represented by such documentation has been converted as herein provided and shall be so registered on the books and records of NetREIT-MD. The registered owner of any outstanding stock certificate evidencing the Company Common Stock or the Company Preferred Stock, as applicable, shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to NetREIT-MD or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of NetREIT-MD Common Stock or NetREIT-MD Preferred Stock, as applicable, evidenced by such outstanding certificate as above provided.

ARTICLE V
CORPORATE EXISTENCE, POWERS AND
LIABILITIES OF SURVIVING CORPORATION
5.01 At the Effective Time, the separate existence of the Company shall cease and the Company shall be merged with and into the Surviving Corporation in accordance with the provisions of this Agreement. Thereafter, the Surviving Corporation shall possess all of the rights, privileges, powers and franchises as well of a public as of a private nature, and shall be subject to all the restrictions, disabilities and duties of the Company; and all rights, privileges, powers and franchises of the Company, and all property, real, personal and mixed, and all debts due to each of them on whatever account, as well as stock subscriptions and all other things in action or belonging to the Company shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter effectually the property of the Surviving Corporation as they were of the Company, and the title to any real estate, whether by deed or otherwise, vested in the Company shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.
5.02 The Company agrees that it will execute and deliver (or cause to be executed and delivered) all such deeds, assignments and other instruments, and will take or cause to be taken such further or other action as the Surviving Corporation may deem necessary or desirable in order to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes and franchises, and all and every other interest, of the Company and otherwise to carry out the intent and purposes of this Agreement.
ARTICLE VI
OFFICERS AND DIRECTORS
OF SURVIVING CORPORATION
At the Effective Time, the officers and directors of the Company shall become the officers and directors of the Surviving Corporation, and such persons shall hold office in accordance with the Bylaws of the Surviving Corporation or until their respective successors shall have been appointed or elected and qualified.

ARTICLE VII
APPROVAL BY SHAREHOLDERS;
AMENDMENT; EFFECTIVE TIME
7.01 This Agreement and the Merger contemplated hereby are subject to approval by the requisite vote of the shareholders of the Company in accordance with California law. As promptly as practicable after approval of this Agreement by such shareholders in accordance with applicable law, duly authorized officers of NetREIT-MD and the Company shall make and execute Articles of Merger or other applicable certificates or documentation effecting this Agreement and shall cause such document or documents to be filed with the Department of Assessments and Taxation for the State of Maryland and the Secretary of State for the State of California, respectively, in accordance with the applicable Maryland and California law.
7.02 The respective Boards of Directors of NetREIT-MD and the Company may amend this Agreement at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of the Merger by the shareholders of the Company shall not (1) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any the Company Common Stock or the Company Preferred Stock; (2) alter or change any term of the Charter of the Surviving Corporation; or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any the Company Common Stock or the Company Preferred Stock.
ARTICLE VIII
PAYMENT OF FEES AND FRANCHISE TAXES
The Surviving Corporation shall be responsible for the payment of all fees and franchise taxes of the Company relating to or required to be paid in connection with the Merger.
ARTICLE IX
TERMINATION OF MERGER
This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, whether before or after shareholder approval of this Agreement, by the consent of the Board of Directors of NetREIT-MD and the Board of Directors of the Company.
[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers, all as of the day and year first above written.

NETREIT, INC. a Maryland corporation
By:
	Name:	Jack K. Heilbron
	Title:	President and CEO

NETREIT a California corporation
By:
	Name:	Jack K. Heilbron
	Title:	President and CEO
[Signature page to Plan and Agreement of Merger]

Appendix B
ARTICLES OF AMENDMENT AND RESTATEMENT
OF THE
ARTICLES OF INCORPORATION
OF
NetREIT, INC.
(a Maryland corporation)
The undersigned, being authorized to execute and file these Articles of Amendment and Restatement of the Articles of Incorporation of NetREIT, Inc., hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST: The Corporation desires to amend and restate its charter as currently in effect pursuant to these Articles of Amendment and Restatement. The provisions set forth in these Articles of Amendment and Restatement are all the provisions of the charter of the Corporation as currently in effect.
SECOND: The charter of the Corporation is hereby amended by striking in their entirety Articles I through IX, inclusive, and by substituting the following in lieu thereof:
ARTICLE I
INCORPORATION
The undersigned, being at least eighteen (18) years of age and duly authorized to execute and file these Articles of Incorporation does hereby form a corporation under and by virtue of the general laws of the State of Maryland.
ARTICLE II
NAME
The name of the corporation (which is hereinafter called the “Corporation”) is:
NetREIT, Inc.
ARTICLE III
PURPOSE
The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force. For purposes of these Articles, “REIT” means a real estate investment trust under Sections 856 through 860 of the Code.

ARTICLE IV
PRINCIPAL OFFICE; RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is 715 St. Paul Street, Baltimore, Maryland 21202. The name and address of the resident agent of the Corporation in the State of Maryland is HIQ Corporate Services, Inc., 715 St. Paul Street, Baltimore, Maryland 21202. Said Resident Agent is a Maryland corporation duly authorized to act as resident agent in the State of Maryland.
ARTICLE V
PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN POWERS OF THE CORPORATION AND OF ITS STOCKHOLDERS AND DIRECTORS
Section 5.1 NUMBER OF DIRECTORS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of directors of the Corporation initially shall be eight (8), which number may be increased or decreased only by the Board of Directors pursuant to the Bylaws of the Corporation, but shall never be less than the minimum number required by the Maryland General Corporation Law (the “MGCL”). The names of the directors who shall serve until their successors are duly elected and qualified are:

Jack K. Heilbron	Larry G. Dubose
David T. Bruen	Thomas Schwartz
Sumner J. Rollings	William Allen
Bruce A. Staller	Kenneth W. Elsberry
Section 5.2 ACTIONS BY STOCKHOLDERS.
Section 5.2.1. Quorum. Except with respect to the election of directors provided for in Section 5.2.2 by the holders of Common Stock, the presence in person or by proxy of the holders of shares of stock of the Corporation entitled to cast a majority of the votes entitled to be cast on a matter (without regard to class) shall constitute a quorum at any meeting of stockholders with respect to such matter, except with respect to any such matter that, under applicable statutes or regulatory requirements or the charter, requires approval by a separate vote of the holders of one or more classes of stock, in which case the presence in person or by proxy of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. Notwithstanding the foregoing, to the extent permitted by the MGCL, the Bylaws may provide for a greater or lesser quorum requirement, provided that such requirement shall not be less than forty percent (40%) nor more than sixty-six and two-thirds percent (66 2/3rds%) of the votes entitled to be cast (without regard to class) on matters submitted for a vote of the stockholders.

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Section 5.2.2 Election of Directors. Except as otherwise provided in Section 6.4(i) with respect to the holders of the Corporation’s Preferred Stock or in the Bylaws of the Corporation, directors shall be elected by the affirmative vote of holders of Common Stock entitled to cast a majority of all the votes entitled to be cast at a meeting at which a quorum is present. As provided in the Bylaws, stockholders shall have the right to cumulate votes for the election of directors where the names of candidates are placed in nomination prior to commencement of the voting and a stockholder gives notice prior to commencement of the voting of the stockholder’s intention to cumulate votes. In that circumstance, every stockholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder’s shares are entitled, or distribute votes on the same principle among any or all of the candidates standing for election.
Section 5.3 AUTHORIZATION BY BOARD OF STOCK ISSUANCES. The Board of Directors may authorize the issuance from time to time of shares of stock of the Corporation of any class or series, whether now or hereafter authorized, or securities or rights convertible into shares of its stock of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the charter or the Bylaws.
Section 5.4 PREEMPTIVE RIGHTS. Except as may be provided by the Board of Directors in setting the terms of classified shares of stock pursuant to Section 6.5 or as may be otherwise agreed by contract, no holder of shares of stock of the Corporation shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of stock of the Corporation or any other security of the Corporation which it may issue or sell.
Section 5.5 INDEMNIFICATION. The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director of the Corporation and at the request of the Corporation, serves or has served as a director, officer, managing member, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

3

Section 5.6 DETERMINATIONS BY BOARD. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the charter and in the absence of actual receipt of an improper benefit in money, property or services or active and deliberate dishonesty established by a court, shall be final and conclusive and shall be binding upon the Corporation and every holder of shares of its stock: the amount of the net income of the Corporation for any period and the amount of assets at any time legally available for the payment of dividends, redemption of its stock or the payment of other distributions on its stock; the amount of paid-in surplus, net assets, other surplus, annual or other net profit, net assets in excess of capital, undivided profits or excess of profits over losses on sales of assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Corporation; any matter relating to the acquisition, holding or disposition of any assets by the Corporation; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the charter or Bylaws or otherwise to be determined by the Board of Directors.
Section 5.7 REIT QUALIFICATION. The Corporation has elected to qualify for federal income tax treatment as a REIT. The Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, then upon receipt of a recommendation to such effect from the Board of Directors, the holders of Common Stock, by a vote of such stockholders as are entitled to cast a majority of all the votes entitled to be cast on the matter, may cause the Corporation to revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The holders of Common Stock, upon receipt of a recommendation from the Board of Directors, may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article VII is no longer required for REIT qualification and cause the Corporation to amend the charter to remove such restriction or limitation.
Section 5.8 VACANCIES ON THE BOARD. A majority of the Board of Directors shall have the power to fill any and all vacancies on the Board of Directors, even if the remaining directors do not constitute a quorum, except that a vacancy with respect to any Series AA Director shall be filled by the holders of the Series AA Preferred Stock and any vacancy created by the removal of a director other than a Series AA Director may be filled only by the vote of holders of a majority of the Common Stock. Any director elected to fill a vacancy shall serve until the next annual meeting of the stockholders and until a successor is elected and qualifies.
Section 5.9 REMOVAL OF DIRECTORS. Any director (other than a Series AA Preferred Director, who may be removed from office only by vote of the Series AA Preferred Stock as provided in Section 6.4(i)), or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote or the written consent of a majority of the shares of Common Stock outstanding or by vote at a special meeting of the stockholders called in the manner provided for in the Bylaws, provided, however, that no director may be removed when the votes cast against such removal, or not consenting in writing to such removal, would be sufficient to elect such director if voted cumulatively in accordance with the provisions of the Bylaws.

4

Section 5.10 ADVISOR AGREEMENTS. Subject to such approval of stockholders and other conditions, if any, as may be required by any applicable statute, rule or regulation, the Board of Directors may authorize the execution and performance by the Corporation of one or more agreements with any person, corporation, association, company, trust, partnership (limited or general) or other organization whereby, subject to the supervision and control of the Board of Directors, any such other person, corporation, association, company, trust, partnership (limited or general) or other organization shall render or make available to the Corporation managerial, investment, advisory and/or related services, office space and other services and facilities (including, if deemed advisable by the Board of Directors, the management or supervision of the investments of the Corporation) upon such terms and conditions as may be provided in such agreement or agreements (including, if deemed fair and equitable by the Board of Directors, the compensation payable thereunder by the Corporation).
Section 5.11 ACTION BY WRITTEN CONSENT. Subject to compliance with the notice and other requirements of Section 2-505 of the MGCL and any procedures adopted by the Board of Directors from time to time, the holders of Common Stock entitled to vote generally in the election of directors may take action or consent to any action by delivering a consent, in writing or by electronic transmission, of the stockholders entitled to cast not less than the minimum number of votes that would be necessary to authorize or take the action at a stockholders meeting.
ARTICLE VI
STOCK
Section 6.1 AUTHORIZED SHARES. The Corporation shall have the authority to issue one hundred ten million one thousand (110,001,000) shares of stock, consisting of one hundred million one thousand (100,001,000) shares of Common Stock, par value $0.01 per share (“Common Stock”), and ten million (10,000,000) shares of Preferred Stock, par value $0.01 per share (“Preferred Stock”). The aggregate par value of all authorized shares of stock having par value is $1,100,010.
Section 6.2 COMMON STOCK. The one hundred million one thousand (100,001,000) shares of Common Stock shall be divided into two (2) classes: (i) one hundred million (100,000,000) shares of Series A Common Stock (“Series A Common”), and (ii) one thousand (1,000) shares of Series B Common Stock (“Series B Common”). Subject to the provisions of Article VII, each share of Common Stock shall entitle the holder thereof to one vote. The Corporation’s Series A Common and Series B Common shall be identical with respect to all preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption, except that the Series A Common shall enjoy a liquidation preference to the exclusion of Series B Common, which preference shall be junior to the Liquidation Preference enjoyed by the Series AA Preferred Stock, but which shall entitle the holders of Series A Common Stock, on liquidation, dissolution or winding up of the Corporation, to share ratably in all of the Corporation’s assets that are legally available for distribution after all debts and other liabilities of the Corporation are retired and the Liquidation Preference, including accrued dividends, if any, enjoyed by the Series AA Preferred Stock paid to the holders of the Series AA Preferred Stock.

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Section 6.3 PREFERRED STOCK. The Board of Directors may classify any unissued shares of Preferred Stock from time to time, in one or more classes or series of stock having such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as determined by the Board of Directors. One million (1,000,000) shares of the Corporation’s authorized Preferred Stock shall be designated as Series AA Preferred Stock (“Series AA Preferred Stock”). The rights, preferences and privileges and other terms and conditions of the Series AA Preferred Stock shall be as set forth in Section 6.4 below.
Section 6.4 SERIES AA PREFERRED STOCK. The Series AA Preferred Stock shall have the following rights, preferences and privileges:
(a) Liquidation Preference. The Liquidation Preference of the Series AA Preferred Stock is twenty-five dollars ($25.00) per share (“Liquidation Preference”).
(b) Dividends. Each share of the Series AA Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds at the time legally available therefore, an annual cash dividend equal to seven percent (7%) of the Liquidation Preference, which dividends shall be declared in equal monthly installments in arrears on the 25th day of each month. Dividends duly declared shall be paid on March 31, June 30, September 30 and December 31 of each year, provided that if any such day shall be a Saturday, Sunday or a or a legal holiday (any of the foregoing a “Non-Business Day”), then such dividend shall be payable on the next succeeding day which is not a Non-Business Day. Dividends shall be cumulative and accrue for each share of the Series AA Preferred Stock from the date of its first issuance and shall be payable to holders of record as they appear on the stock books of the Corporation on such record dates as they are fixed by the Board of Directors. No interest shall be payable with respect to any dividend payment on the Series AA Preferred Stock which may be in arrears.
(c) Preference to Dividends. The Series AA Preferred Stock shall have priority as to dividends over the Corporation’s Common Stock and any series or class of the Corporation’s stock hereafter issued (referred to as “junior dividend stock”), except such Preferred Stock which the Corporation may issue which is, by its express terms, senior to the Series AA Preferred Stock “senior dividend stock”) or on parity with the Series AA Preferred Stock (“parity dividend stock”), provided, however, the issuance of such senior dividend stock or parity dividend stock shall first be approved by the affirmative vote of a majority of the outstanding shares of the Series AA Preferred Stock (a “Majority Vote”). No dividend (other than dividends payable solely in Common Stock or any series or class of junior dividend stock) shall be declared, paid or set apart for payment on, and no

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purchase or other acquisition shall be made by the Corporation of any Common Stock or junior dividend stock, unless all accrued and unpaid dividends on the Series AA Preferred Stock shall have been declared and paid or set apart for payment. No dividend shall be paid on any parity dividend stock unless the Corporation shall have declared and paid or set aside for payment, or shall have contemporaneously declared and paid or set apart for payment, all accrued and unpaid dividends for all prior periods on the Series AA Preferred Stock. The Corporation shall not pay dividends on the Series AA Preferred Stock unless it shall have declared and paid or set aside for payment or shall have contemporaneously declared and paid or set apart for payment all accrued and unpaid dividends for all prior periods on the parity dividend stock. Whenever all accrued dividends are not paid in full on the Series AA Preferred Stock, or any parity dividend stock, all dividends declared on the Series AA Preferred Stock and such parity dividend stock shall be declared and made pro rata so that the amount of dividends declared per share on the Series AA Preferred Stock and such parity dividend stock shall bear the same ratio that accrued and unpaid dividends per share on the Series AA Preferred Stock and such parity dividend stock bear to each other.
(d) Preference Upon Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, each share of Series AA Preferred Stock shall be entitled to receive, out of legally available assets, an amount equal to the Liquidation Preference, plus an amount equal to any accrued and unpaid dividends on such share to the date such liquidation payment is made, and no more, before payment or distribution is made to the holders of the Corporation’s Common Stock or any series or class of the Corporation’s stock hereafter issued that ranks junior as to the liquidation rights of the Series AA Preferred Stock. The holders of the Series AA Preferred Stock shall not be entitled to receive the Liquidation Preference on shares of the Series AA Preferred Stock until the liquidation preferences of any other series or class of the Corporation’s stock hereinafter issued that ranks senior as to liquidation rights of the Series AA Preferred Stock (“senior liquidation stock”) has been paid in full. The holders of the Series AA Preferred Stock and all other series or classes of the Corporation’s stock hereafter issued that rank on a parity as to liquidation rights with the Series AA Preferred Stock shall share ratably, in accordance with the respective preferential amounts payable on such stock, in any distribution (after payment of the liquidation preferences of the senior liquidation stock) which is not sufficient to pay in full the aggregate of the amounts payable thereon. After payment in full of the Liquidation Preference of the shares of Series AA Preferred Stock (and the payment of dividends thereon as provided above), the holders of the Series AA Preferred Stock shall not receive any further participation in any distribution of the Corporation’s assets. Neither a consolidation, merger or other business combination of the Corporation with or into another corporation or other entity, nor a sale or transfer of all or part of the Corporation’s assets for cash, securities or other property shall be considered a liquidation, dissolution or winding up of the Corporation.
For purposes of the Series AA Preferred Stock liquidation rights, a consolidation or a merger of the Corporation into any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation shall be deemed not to be a liquidation, dissolution or winding up of the Corporation.

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(e) Corporation’s Optional Redemption Rights. The Series AA Preferred Stock shall be redeemable at the election of the Corporation in whole, or in part, at any time or from time to time, by giving written notice to the holders of the Series AA Preferred Stock not less than thirty (30) days nor more than sixty (60) days prior to the date set for such redemption (the “Redemption Date”). The Series AA Preferred Stock shall be redeemable for the sum equal to the Liquidation Preference per share, plus a cash payment equal to all accrued but unpaid dividends (the “Call Price”). Dividends shall cease to accrue on the Redemption Date for the Series AA Preferred Stock so called for redemption. If fewer than all outstanding shares of Series AA Preferred Stock shall be called for redemption, the Series AA Preferred Stock redeemed shall be selected by the Corporation by lot or pro rata (as nearly as may be possible) or by and other method determined by the Board of Directors in its sole discretion, to be equitable.
(f) Holders’ Optional Conversion. At any time prior to any Redemption Date, each share of the Series AA Preferred Stock shall be convertible, in whole or part only, at the election of the holder thereof, into two (2) shares of the Corporation’s Series A Common Stock (the “Conversion Rate”). This right of optional conversion shall terminate immediately before the close of business on any Redemption Date. Any such conversion shall be effected by delivery of the certificate evidencing such Series AA Preferred Stock, together with written notice of conversion and a proper assignment of such certificate to the Corporation or in blank (and, if applicable, cash payment of an amount equal to the dividend attributable to the current quarterly dividend period payable on such shares), to the office of the transfer agent, if any, for the Series AA Preferred Stock (or to any other office or agency maintained by the Corporation) for that purpose and otherwise in accordance with conversion procedures established by the Corporation. Any such conversion shall be deemed to have been effected immediately before the close of business on the date on which the foregoing requirements have been satisfied.
(g) Adjustments. The Conversion Rate shall be adjusted in accordance with the following provisions:
(1) Mandatory Adjustments. In the event the Corporation (A) pays a stock dividend or makes a distribution with respect to its Common Stock in shares of Common Stock; (B) subdivides or splits its outstanding Common Stock; (C) combines its outstanding Common Stock into a smaller number of shares; (D) issues any shares of Common Stock by reclassification of its shares of Common Stock; or (E) pays a dividend or distributes to all holders of its Common Stock evidences of its indebtedness, cash or other assets (including capital stock of the Corporation but excluding any Permitted Cash Dividends (as defined below) or distributions and dividends referred to in Section 6.4(g)(1) above), the Conversion Rate shall be adjusted as of the date such event first becomes effective.
(2) Discretionary Adjustments. The Corporation will be entitled (but will not be required) to make upward adjustments in the Conversion Rate as the Corporation, in its discretion, shall determine to be advisable in order that any stock dividend, subdivisions of shares, distribution of rights to purchase stock or securities, or distribution of securities convertible into or exchangeable for stock (or any transaction which could be treated as any of the events described in Section 6.4(g)(1) above under Section 305 of the Internal Revenue Code of 1986, as amended) hereafter made by the Corporation to its stockholders will not be taxable.

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(3) Permitted Cash Dividends. “Permitted Cash Dividends” shall mean, with respect to any consecutive 12-month period, all cash dividends and cash distributions on the Common Stock (other than cash dividends and cash distributions for which an adjustment to the Conversion Rate was previously made) not in excess of an amount equal to ten percent (10%) per annum on the Share Price of the Corporation’s Common Stock, excepting any dividends paid with funds from capital gains within the meaning of federal income tax law.
The Share Price shall be the average of the closing share price of the Common Stock in any public market as reported over such period, or if the Corporation’s Common Stock was not traded in a public market during such period, the price at which the Common Stock was last sold by the Corporation to any unaffiliated person during such period, or if no such sale occurred, the value of the Common Stock determined by the Corporation’s Board of Directors, in which event, the Board of Directors’ decision will be final.
(4) Reclassification, Consolidation or Merger. Unless sooner redeemed or converted, in case of any reclassification of the Common Stock, any consolidation of the Corporation with, or merger of the Corporation into, any other entity, any merger of any entity into the Corporation (other than a consolidation or merger that does not result in a reclassification, conversion, exchange or cancellation of the outstanding shares of Common Stock), any sale or transfer of all or substantially all of the assets of the Corporation or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property (a “Transaction”), each share of Series AA Preferred Stock shall, after consummation of such Transaction, be entitled to be converted (A) on the Conversion Date into the kind and amounts of securities, cash or other property receivable upon consummation of such Transaction by a holder of the number of shares of Common Stock into which such Series AA Preferred Stock would have been converted if the conversion on the Conversion Date had occurred immediately before the date of consummation of such Transaction, plus the right to receive cash in an amount equal to all accrued and unpaid dividends on such Series AA Preferred Stock (other than previously declared dividends payable to a holder of record as of a prior date); or (B) at the option of the holder, into the kinds and amount of securities, cash or other property receivable upon consummation of such Transaction by a holder of the number of shares of Common Stock into which such Series AA Preferred Stock might have been converted immediately before consummation of such Transaction. The kind and amount of securities into or for which the Series AA Preferred Stock will be convertible or redeemable after consummation of such Transaction will be subject to adjustment as described above in Section 6.4(g), following the date of consummation of such Transaction. No fractional shares of Common Stock will be issued upon redemption or conversion of Series AA Preferred Stock. In lieu of any fractional share otherwise issuable in respect of the aggregate number of shares of Series AA Preferred Stock of any holder that are redeemed or converted, such holder will be entitled to receive an amount in cash equal to the same fraction of the share value of the Common Stock, determined as of the Conversion Date in the case of a mandatory conversion, or the effective date of the conversion in the case of an optional conversion by a holder.

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(h) Calculation and Documentation of Adjustments. All adjustments to the Conversion Rate shall be calculated to the nearest 1/100th of a share of Common Stock. No adjustment in the Conversion Rate shall be required unless such adjustment would require any increase or decrease of at least one percent (1%) therein; provided, however, that any adjustments which, by reason of this Section 6.4(h), shall not be required to be made will be carried forward and taken into account in any subsequent adjustment. All adjustments shall be made successively. Whenever the Conversion Rate shall be so adjusted, the Corporation shall file with its transfer agent, if any, for the Series AA Preferred Stock a certificate with respect to such adjustment, and shall make a prompt public announcement of such adjustment on its web site or by such other means as the Board of Directors may determine.
(i) Voting Rights. The Series AA Preferred Stock shall have only the voting rights set forth in this Section 6.4(i), except as may otherwise be required by law. So long as any Series AA Preferred Stock is outstanding, the Corporation shall not, without the Majority Vote of the holders of record of the Series AA Preferred Stock then outstanding, voting separately as a class:
(1) amend, alter or repeal any provision of the charter or the Bylaws of the Corporation so as to affect adversely the relative rights, preferences, qualifications, limitations or restrictions of the Series AA Preferred Stock;
(2) authorize or issue, or increase the authorized amount of, any additional class or series of stock, or any security convertible into any senior dividend stock, senior liquidation stock, parity dividend stock or parity liquidation stock;
(3) affect any reclassification of the Series AA Preferred Stock; or
(4) effect the merger of the Corporation with another corporation, exchange of shares or sale of all or substantially all of the assets of the Corporation if the stockholders of the Corporation prior to such merger, share exchange or sale will own less than fifty percent (50%) of the shares of the surviving (in case of a merger) or acquiring (in the case of an exchange of shares or sale of assets) corporation immediately following such merger, share exchange or sale.
Except as provided below in this Section 6.4(i), holders of Series AA Preferred Stock shall not have the right to vote for the election of directors. If dividends on the Series AA Preferred Stock have accrued and remain unpaid for a period of one year, the Board of Directors shall call and hold a meeting of the Board of Directors within thirty (30) days to consider and adopt a resolution to increase the number of directors of the Corporation by two (2) (such additional directors, the “Series AA Preferred Directors”), name nominees for positions as Series AA Preferred Directors and call a special meeting of the holders of the Series AA Preferred Stock for the sole purpose of electing Series AA Preferred Directors. Series AA Preferred Directors elected by the holders of the Series AA Preferred Stock pursuant to this Section 6.4(i) shall serve until the earlier of (1) the date the Corporation pays a dividend sufficient to retire all accrued and unpaid dividends on the Series AA Preferred Stock, (2) their resignation or removal by a vote of the majority of the Series AA Preferred Stock, or (3) the date their respective successors are duly elected and qualify. If any Series AA Preferred Director shall resign or be removed from office, the holders of the Series AA Preferred Stock shall have the right to elect such Series AA Preferred Directors as are required to fill any such vacancy(ies) until such time that the director election rights of the holders of Series AA Preferred Stock terminate.

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(j) Notice of Corporate Action. The Corporation shall give the holders of record of the Series AA Preferred Stock at least twenty (20) days prior written notice of: (1) the granting by the Corporation to all holders of its Common Stock of rights to purchase any shares of capital stock or other rights; (2) any reclassification of Common Stock, or consolidation of the Corporation with, or merger of the Corporation into, any other persons, any merger of any person into the Corporation (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock); or (3) any sale or transfer of all or substantially all of the assets of the Corporation.
Section 6.5 CLASSIFIED SHARES. Prior to issuance of shares of any class or series, the Board of Directors by resolution shall: (a) designate that particular class or series to distinguish it from all other classes and series of stock of the Corporation; (b) specify the number of shares to be included in the class or series; (c) set, subject to the provisions of Article VII and subject to the express terms of any class or series of stock of the Corporation outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of stock set or changed pursuant to clause (c) of this Section 6.5 may be made dependent upon facts or events ascertainable outside the charter (including determinations by the Board of Directors or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of stock is clearly and expressly set forth in the articles supplementary filed with the SDAT.
Section 6.6 CHARTER AND BYLAWS. All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the charter and the Bylaws.
ARTICLE VII
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES
Section 7.1 DEFINITIONS. For the purpose of this Article VII, (i) terms defined elsewhere in these Articles of Incorporation are incorporated by reference, and (ii) the following terms shall have the following meanings:
AGGREGATE STOCK OWNERSHIP LIMIT. The term “Aggregate Stock Ownership Limit” shall mean not more than nine and 8/10ths percent (9.8%) in value of the aggregate outstanding shares of Capital Stock. The value of the outstanding shares of Capital Stock shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.

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BENEFICIAL OWNERSHIP. The term “Beneficial Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner”, “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
BUSINESS DAY. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in California are authorized or required by law, regulation or executive order to close.
CAPITAL STOCK. The term “Capital Stock” shall mean all classes or series of stock of the Corporation, including, without limitation, Common Stock and Preferred Stock.
CHARITABLE BENEFICIARY. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 7.3.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
CHARITABLE TRUST. The term “Charitable Trust” shall mean any trust provided for in Section 7.3.1.
CHARTER. The term “charter” shall mean the charter of the Corporation, as that term is defined in the MGCL.
CODE. The term “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.
COMMON STOCK OWNERSHIP LIMIT. The term “Common Stock Ownership Limit” shall mean not more than nine and 8/10ths percent (9.8%) (in value or in number of shares, whichever is more restrictive) of the aggregate outstanding shares of Common Stock of the Corporation. The number and value of outstanding shares of Common Stock of the Corporation shall be determined by the Board of Directors of the Corporation in good faith, which determination shall be conclusive for all purposes hereof.
CONSTRUCTIVE OWNERSHIP. The term “Constructive Ownership” shall mean ownership of Capital Stock by a Person, whether the interest in the shares of Capital Stock is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner”, “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.

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EXCEPTED HOLDER. The term “Excepted Holder” shall mean a stockholder of the Corporation for whom an Excepted Holder Limit is created by the charter or by the Board of Directors pursuant to Section 7.2.7.
EXCEPTED HOLDER LIMIT. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 7.2.7, and subject to adjustment pursuant to Section 7.2.8, the percentage limit established by the Board of Directors pursuant to Section 7.2.7.
INITIAL DATE. The term “Initial Date” shall mean the date upon which the Articles of Amendment and Restatement of the Articles of Incorporation containing this Article VII are filed with the SDAT.
MARKET PRICE. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding shares of Capital Stock, the Closing Price for such Capital Stock on such date. The “Closing Price” on any date shall mean the last sale price for such Capital Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Capital Stock, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Capital Stock is not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Capital Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Capital Stock selected by the Board of Directors of the Corporation or, in the event that no trading price is available for such Capital Stock, the fair market value of the Capital Stock, as determined in good faith by the Board of Directors of the Corporation.
NYSE. The term “NYSE” shall mean the New York Stock Exchange.
PERSON. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term s used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, and a group to which an Excepted Holder Limit applies.
PROHIBITED OWNER. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 7.2.1, would Beneficially Own or Constructively Own shares of Capital Stock, and if appropriate in the context, shall also mean any Person who would have been the record owner of the shares that the Prohibited Owner would have so owned.

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REIT. The term “REIT” shall mean a real estate investment trust within the meaning of Section 856 of the Code.
RESTRICTION TERMINATION DATE. The term “Restriction Termination Date” shall mean the first day after the Initial Date on which pursuant to Section 5.7 of the charter the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT and the holders of Common Stock, by a vote of such stockholders as are entitled to cast a majority of all the votes entitled to be cast on the matter, causes the Corporation to revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of shares of Capital Stock set forth herein is no longer required in order for the Corporation to qualify as a REIT.
TENANT. The term “Tenant” shall mean a tenant, subtenant or any other Person that is a subtenant through a chain of subtenancies of a property owned by the Corporation.
TRANSFER. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Capital Stock or the right to vote or receive dividends on Capital Stock, including (a) the granting or exercise of any option (or any disposition of any option), (b) any disposition of any securities or rights convertible into or exchangeable for Capital Stock or any interest in Capital Stock or any exercise of any such conversion or exchange right and (c) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Capital Stock; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.
TRUSTEE. The term “Trustee” shall mean a Person unaffiliated with the Corporation and Prohibited Owner that is appointed by the Corporation to serve as trustee of a Charitable Trust.
Section 7.2 CAPITAL STOCK.
Section 7.2.1 OWNERSHIP LIMITATIONS. During the period commencing on the Initial Date and prior to the Restriction Termination Date:
(a) BASIC RESTRICTIONS.
(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Aggregate Stock Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own shares of Common Stock in excess of the Common Stock Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own shares of Capital Stock in excess of the Excepted Holder Limit for such Excepted Holder.

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(ii) No Person shall Beneficially or Constructively Own shares of Capital Stock to the extent that such Beneficial or Constructive Ownership of Capital Stock would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively (substituting, solely for purposes of this determination, “Section 856(d)(5)” for Section 897(c)(6)(C)” in the definition of Constructive Ownership)) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
(iii) Subject to Section 7.4 of the charter, any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) that, if effective, would result in the Capital Stock being beneficially owned by fewer than one hundred (100) Persons (determined under the principles of Section 856(a)(5) of the Code) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.
(b) TRANSFER IN TRUST. Subject to Section 7.4 of the charter, if any Transfer of shares of Capital Stock (whether or not such Transfer is the result of a transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system) occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning shares of Capital Stock in violation of Section 7.2.1(a)(i) or (ii),
(i) then that number of shares of the Capital Stock the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 7.2.1(a)(i) or (ii) (rounded to the nearest whole share) shall be automatically transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 7.3, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such shares; or
(ii) if the transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 7.2.1(a)(i) or (ii), then the Transfer of that number of shares of Capital Stock that otherwise would cause any Person to violate Section 7.2.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such shares of Capital Stock.

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Section 7.2.2 REMEDIES FOR BREACH. If the Board of Directors of the Corporation or any duly authorized committee thereof shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 7.2.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any shares of Capital Stock in violation of Section 7.2.1 (whether or not such violation is intended), the Board of Directors or a committee thereof shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfer or attempted Transfer or other event in violation of Section 7.2.1 shall automatically result in the transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or a committee thereof.
Section 7.2.3 NOTICE OF RESTRICTED TRANSFER. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of shares of Capital Stock that will or may violate Section 7.2.1(a) or any Person who would have owned shares of Capital Stock that resulted in a transfer to the Charitable Trust pursuant to the provisions of Section 7.2.1(b) shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.
Section 7.2.4 OWNERS REQUIRED TO PROVIDE INFORMATION. From the Initial Date and prior to the Restriction Termination Date:
(a) every Person who Beneficially Owns more than five percent (5%) (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding shares of Capital Stock, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of shares of Capital Stock Beneficially Owned and a description of the manner in which such shares are held. Each such Person shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Stock Ownership Limit; and
(b) each Person who is a Beneficial or Constructive Owner of Capital Stock and each Person (including the stockholder of record) who is holding Capital Stock for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance and ensure compliance with Aggregate Stock Ownership Limit.
Section 7.2.5 REMEDIES NOT LIMITED. Subject to Section 5.7 of the charter, nothing contained in this Section 7.2 shall limit the authority of the Board of Directors of the Corporation to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation’s status as a REIT.

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Section 7.2.6 AMBIGUITY. In the case of an ambiguity in the application of any of the provisions of this Article VII, including any definition contained in Section 7.1, the Board of Directors of the Corporation shall have the power to determine the application of the provisions of this Article VII with respect to any situation based on the facts known to it. In the event Article VII requires an action by the Board of Directors and the charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article VII.
Section 7.2.7 EXCEPTIONS.
(a) Subject to Section 7.2.1(a)(ii), the Board of Directors of the Corporation, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Stock Ownership Limit and the Common Stock Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:
(i) the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such shares of Capital Stock will violate Section 7.2.1(a)(ii);
(ii) such Person does not and represents that it will not own, actually or Constructively, an interest in a Tenant of the Corporation (or a Tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a nine and 8/10ths percent (9.8%) interest in such Tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a Tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors of the Corporation, rent from such Tenant would not adversely affect the Corporation’s ability to qualify as a REIT need not be treated as a Tenant of the Corporation); and
(iii) such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 7.2.1 through 7.2.6) will result in such shares of Capital Stock being automatically transferred to a Charitable Trust in accordance with Sections 7.2.1(b) and 7.3.
(b) Prior to granting any exception pursuant to Section 7.2.7(a), the Board of Directors of the Corporation may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

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(c) Subject to Section 7.2.1(a)(ii), an underwriter or placement agent that participates in a public offering or a private placement of Capital Stock (or securities convertible into or exchangeable for Capital Stock) may Beneficially Own or Constructively Own shares of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in excess of the Aggregate Stock Ownership Limit, the Common Stock Ownership Limit, or both such limits, but only to the extent necessary to facilitate such public offering or private placement and provided that the restrictions contained in Section 7.2.1(a) will not be violated following the distribution of such underwriter or placement agent of such shares of Capital Stock.
(d) The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (1) with the written consent of such Excepted Holder at any time, or (2) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Stock Ownership Limit.
Section 7.2.8 INCREASE IN AGGREGATE STOCK OWNERSHIP AND COMMON STOCK OWNERSHIP LIMITS. The Board of Directors may from time to time increase the Common Stock Ownership Limit and the Aggregate Stock Ownership Limit.
Section 7.2.9 LEGEND. Each certificate for shares of Capital Stock shall bear substantially the following legend:
The shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose of the Corporation’s maintenance of its status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter, (i) no Person may Beneficially or Constructively Own shares of the Corporation’s Common Stock in excess of nine and 8/10ths percent (9.8%) (in value or number of shares) of the outstanding shares of Common Stock of the Corporation unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own shares of Capital Stock of the Corporation in excess of nine and 8/10ths percent (9.8%) of the value of the total outstanding shares of Capital Stock of the Corporation, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Capital Stock that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer shares of Capital Stock if such Transfer would result in the Capital Stock of the Corporation being owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own shares of Capital Stock which causes or will cause a Person to Beneficially or Constructively Own shares of Capital Stock in excess or in violation of the above limitations must

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immediately notify the Corporation. If any of the restrictions on transfer or ownership are violated, the shares of Capital Stock represented hereby will be automatically transferred to a Trustee of a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the charter, as the same may be amended from time to time, a copy of which, including the restrictions on transfer and ownership, will be furnished to each holder of Capital Stock of the Corporation on request and without charge.
Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to each holder of Capital Stock of the Corporation on request and without charge.
Section 7.3 TRANSFER OF CAPITAL STOCK IN TRUST.
Section 7.3.1 OWNERSHIP IN TRUST. Upon any purported Transfer or other event described in Section 7.2.1(b) that would result in a transfer of shares of Capital Stock to a Charitable Trust, such shares of Capital Stock shall be deemed to have been transferred to the Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such transfer to the Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the transfer to the Charitable Trust pursuant to Section 7.2.1(b). The Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 7.3.6.
Section 7.3.2 STATUS OF SHARES HELD BY THE TRUSTEE. Shares of Capital Stock held by the Trustee shall be issued and outstanding shares of Capital Stock of the Company. The Prohibited Owner shall have no rights in the shares held by the Trustee. The Prohibited Owner shall not benefit economically from ownership of any shares held in trust by the Trustee, shall have no rights to dividends or other distributions and shall not possess any rights to vote or other rights attributable to the shares held in the Charitable Trust.
Section 7.3.3 DIVIDEND AND VOTING RIGHTS. The Trustee shall have all voting rights and rights to dividends or other distributions with respect to shares of Capital Stock held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other distribution paid prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee shall be paid by the recipient of such dividend or distribution to the Trustee upon demand and any dividend or other distribution authorized but unpaid shall be paid when due to the Trustee. Any dividend or distribution so paid to the Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that the shares of Capital Stock have been transferred to the Trustee, the Trustee shall have the authority (at the Trustee’s

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sole discretion) (i) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that the shares of Capital Stock have been transferred to the Trustee and (ii) to recast such vote in accordance with the desires of the Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VII, until the Corporation has received notification that shares of Capital Stock have been transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other stockholder records for purposes of preparing lists of stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of stockholders.
Section 7.3.4 SALE OF SHARES BY TRUSTEE. Within twenty (20) days of receiving notice from the Corporation that shares of Capital Stock have been transferred to the Charitable Trust, the Trustee of the Charitable Trust shall sell the shares held in the Charitable Trust to a person, designated by the Trustee, whose ownership of the shares will not violate the ownership limitations set forth in Section 7.2.1(a). Upon such sale, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 7.3.4. The Prohibited Owner shall receive the lesser of (1) the price paid by the Prohibited Owner for the shares or, if the Prohibited Owner did not give value for the shares in connection with the event causing the shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the shares on the day of the event causing the shares to be held in the Charitable Trust and (2) the price per share received by the Trustee from the sale or other disposition of the shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that shares of Capital Stock have been transferred to the Trustee, such shares are sold by a Prohibited Owner, then (i) such shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 7.3.4, such excess shall be paid to the Trustee upon demand.
Section 7.3.5 PURCHASE RIGHT IN STOCK TRANSFERRED TO THE TRUSTEE. Shares of Capital Stock transferred to the Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that resulted in such transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Trustee has sold the shares held in the Charitable Trust pursuant to Section 7.3.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the shares sold shall terminate and the Trustee shall distribute the net proceeds of the sale to the Prohibited Owner.

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Section 7.3.6 DESIGNATION OF CHARITABLE BENEFICIARIES. By written notice to the Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) the shares of Capital Stock held in the Charitable Trust would not violate the restrictions set forth in Section 7.2.1(a) in the hands of such Charitable Beneficiary and (ii) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Section 7.4 NYSE TRANSACTIONS. Nothing in this Article VII shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VII and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VII.
Section 7.5 ENFORCEMENT. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VII.
Section 7.6 NON-WAIVER. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.
ARTICLE VIII
AMENDMENTS TO CHARTER; APPROVAL OF CERTAIN EXTRAORDINARY ACTIONS
Section 8.1 AMENDMENTS TO CHARTER. The Corporation reserves the right from time to time to make any amendment to its charter now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in this charter, of any shares of outstanding stock, other than the outstanding shares of Series AA Preferred Stock which shall have and retain all of the rights provided for in Section 6.4(i). All rights and powers conferred by the charter on stockholders, directors and officers are granted subject to the reservation set forth in the previous sentence. Except as otherwise provided in the charter and except for those amendments permitted to be made without stockholder approval under Maryland law, any amendment to the charter shall be valid only if approved by the stockholders of the Corporation by the affirmative vote of a majority of all the votes entitled to be cast on the matter.
Section 8.2 APPROVAL OF CERTAIN EXTRAORDINARY ACTIONS. The affirmative vote of the holders of shares entitled to cast a majority of all the votes entitled to be cast on the matter shall be required to authorize a merger, consolidation, share exchange, dissolution or sale of substantially all of the assets of the Corporation.

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ARTICLE IX
LIMITATION OF LIABILITY
To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages. Neither the amendment nor repeal of this Article IX, nor the adoption or amendment of any other provision of the charter or Bylaws inconsistent with this Article IX, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
THIRD: The foregoing amendment and restatement to the charter does not increase the authorized capital stock of the Corporation. The preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions for redemption of the classes of capital stock are not changed by the foregoing amendment and restatement
FOURTH: The Corporation was originally incorporated in the State of Maryland on  _____, 2010, and foregoing amendment and restatement to the charter of the Corporation shall amend, restate and supersede in their entirety any and all prior Articles of Incorporation and any and all amendments and restatements thereto filed with the State Department of Assessments and Taxation of Maryland from the date of the Corporation’s original incorporation through the date hereof.
FIFTH: The foregoing amendment and restatement to the charter of the Corporation has been advised by resolution adopted by the Board of Directors of the Corporation and approved by the stockholders of the Corporation.
[Signatures Appear On The Following Page.]

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IN WITNESS WHEREOF, NetREIT, Inc. has caused these Articles of Amendment and Restatement to be signed and acknowledged in its name and on its behalf by its President and attested to by its Secretary on this  _____  day of  _____, 20_____, and its President acknowledges that these Articles of Amendment and Restatement are the act of NetREIT, Inc. and he further acknowledges that, as to all matters or facts set forth herein which are required to be verified under oath, such matters and facts are true in all material respects to the best of his knowledge, information and belief, and that this statement is made under the penalties for perjury.

ATTEST:	NetREIT, INC.

By:
Name: Kenneth W. Elsberry		Name: Jack K. Heilbron
Title: Chief Financial Officer		Title: President and CEO

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CONSENT TO SERVE AS RESIDENT AGENT
Having been named as registered agent and to accept service of process for NetREIT, Inc. at the place designated in these Articles of Incorporation, the undersigned, a Maryland corporation duly authorized to act as a resident agent in the state of Maryland, hereby accepts the appointment as registered agent and agrees to act in this capacity.

HIQ CORPORATE SERVICES, INC.

By:

Name:

Title:

Date: __________ __, 2010

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Appendix C
NetREIT, Inc.
AMENDED AND RESTATED BYLAWS
ARTICLE I
OFFICES
Section 1. PRINCIPAL OFFICE. The principal office of the Corporation shall be located at such place or places as the Board of Directors may designate.
Section 2. ADDITIONAL OFFICES. The Corporation may have additional offices at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.
ARTICLE II
MEETINGS OF STOCKHOLDERS
Section 1. PLACE. All meetings of stockholders shall be held at the principal office of the Corporation or at such other place within the United States as shall be stated in the notice of the meeting.
Section 2. ANNUAL MEETING. Regular meetings of the stockholders for the election of directors and the transaction of any other business that is proper for stockholder action under the charter of the Corporation, these bylaws and applicable law and as may properly come before the meeting shall be held once each calendar year (each such meeting an “annual meeting”). Annual meetings may only be called by the Board of Directors. The Board of Directors shall determine the date, time and place for any annual meeting, which place may be within or without the State of Maryland, or any adjournments or postponements thereof. Any annual meeting so called may be postponed by the Board of Directors prior to the meeting with notice to the stockholders entitled to vote at that meeting.
Section 3. SPECIAL MEETINGS. The chairman of the board, chief executive officer, president or the Board of Directors may call special meetings of the stockholders. Special meetings of stockholders may also be called by the secretary of the Corporation upon the written request of holders of shares constituting at least ten percent (10%) of the votes entitled to be cast at such meeting. Such request shall state the purpose of such meeting and the matters proposed to be acted on at such meeting. A special meeting may be called only for the purpose of transacting of such business that is proper for stockholder action under the charter of the Corporation, these bylaws and applicable law and as may properly come before such meeting. The secretary shall inform such requesting stockholders of the reasonably estimated cost of preparing and mailing notice of the meeting and, upon payment to the Corporation by such stockholders of such costs, the secretary shall give notice to each stockholder entitled to receive notice of the meeting.

Section 4. NOTICE. Not less than ten (10) nor more than sixty (60) days before each meeting of stockholders, the secretary shall give to each stockholder entitled to vote at such meeting and to each stockholder not entitled to vote who is entitled to notice of the meeting, written or printed notice stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by any applicable statute, the purpose for which the meeting is called, either by mail or by presenting it to such stockholder personally or by leaving it at his residence or usual place of business. If mailed, such notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder at his post office address as it appears on the records of the Corporation, with postage thereon prepaid. The notice of any meeting of stockholders may be accompanied by a form of proxy approved by the Board of Directors in favor of the actions or persons as the Board of Directors may select. Notice of any meeting of stockholders shall be deemed waived by any stockholder who attends the meeting in person or by proxy or who before or after the meeting submits a signed waiver of notice that is filed with the records of the meeting.
Section 5. SCOPE OF NOTICE. Except for action on (i) a contract or transaction in which a director has a direct or indirect financial interest, (ii) an amendment to the charter, (iii) a reorganization of the Corporation, (iv) a voluntary dissolution of the Corporation, or (v) a distribution in dissolution other than in accordance with the rights of outstanding shares of preferred stock, as to any of which such notice shall state the general nature of any proposed action, any business of the Corporation may be transacted at an annual meeting of stockholders without being specifically designated in the notice, except such business as is required by any statute to be stated in such notice. No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice.
Section 6. ORGANIZATION. At every meeting of stockholders, the chairman of the board, if there be one, shall conduct the meeting or, in the case of vacancy in office or absence of the chairman of the board, one of the following officers present shall conduct the meeting in the order stated: the vice chairman of the board, if there be one, the chief executive officer, the president, the vice presidents in their order of rank and seniority, or a chairman chosen by the stockholders entitled to cast a majority of the votes which all stockholders present in person or by proxy are entitled to cast, shall act as chairman, and the secretary, or, in his absence, an assistant secretary, or in the absence of both the secretary and assistant secretaries, a person appointed by the chairman shall act as secretary.
Section 7. QUORUM. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast entitled to cast a majority of the votes entitled to be cast on a matter (without regard to class) shall constitute a quorum; but this section shall not affect any requirement under any statute or the charter of the Corporation for the vote necessary for the adoption of any measure. If, however, such quorum shall not be present at any meeting of the stockholders, the stockholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting from time to time to a date not more than sixty (60) days after the original record date without notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

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Section 8. VOTING. Directors shall be elected (1) by the affirmative vote of the holders of a majority of the shares of common stock outstanding and entitled to vote thereon, or (2) in the case of directors elected by the holders of preferred stock voting separately as a class, by the affirmative vote of the holders of a majority of the shares of preferred stock outstanding and entitled to vote thereon, unless otherwise set forth in these bylaws or the Corporation’s charter.
Each outstanding share of the Corporation’s common stock entitles the holder thereof to one vote on all matters presented to the holders of common stock for a vote with the exception that the holders of common stock have cumulative voting rights with respect to the election of the Board of Directors as described in the following paragraph of this Section 8. The stockholders’ vote may be by voice vote or by ballot; provided, however, that any election for directors must be by ballot if demanded by any stockholder before the voting has begun. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on any matter (other than the election of directors) shall be the act of the stockholders, unless otherwise set forth in these bylaws or the Corporation’s charter.
At a stockholders’ meeting at which directors are to be elected, no stockholder shall be entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the stockholder’s shares), unless the candidates’ names have been placed in nomination prior to commencement of the voting and a stockholder has given notice prior to commencement of the voting of the stockholder’s intention to cumulate votes. If any stockholder has given such a notice, then every stockholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that stockholder’s shares are entitled, or distribute the stockholder’s votes on the same principle among any or all of the candidates, as the stockholder thinks fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.
Section 9. PROXIES. A stockholder may cast the votes entitled to be cast by the shares of the stock owned of record by him either in person or by proxy executed in writing by the stockholder or by his duly authorized agent. Such proxy shall be filed with the secretary of the Corporation before or at the time of the meeting. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (a) revoked by the person executing it, or by a subsequent proxy executed by, or attendance at the meeting and voting in person by, the person executing the proxy; or (b) written notice of the death or incapacity of the maker of the proxy is received by the Corporation before the vote pursuant to that proxy is counted; provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is revocable shall be governed by the provisions of Section 2-507 of the Maryland General Corporation Law (“MGCL”).

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Section 10. VOTING OF STOCK BY CERTAIN HOLDERS. Stock of the Corporation registered in the name of a corporation, partnership, trust or other entity, if entitled to be voted, may be voted by the president or a vice president, a general partner or trustee thereof, as the case may be, or a proxy appointed by any of the foregoing individuals, unless some other person who has been appointed to vote such stock pursuant to a bylaw or a resolution of the governing body of such corporation or other entity or agreement of the partners of a partnership presents a certified copy of such bylaw, resolution or agreement, in which case such person may vote such stock. Any director or other fiduciary may vote stock registered in his name as such fiduciary, either in person or by proxy.
Shares of stock of the Corporation directly or indirectly owned by it shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares entitled to be voted at any given time, unless they are held by it in a fiduciary capacity, in which case they may be voted and shall be counted in determining the total number of outstanding shares at any given time.
The Board of Directors may adopt by resolution a procedure by which a stockholder may certify in writing to the Corporation that any shares of stock registered in the name of the stockholder are held for the account of a specified person other than the stockholder. The resolution shall set forth the class of stockholders who may make the certification, the purpose for which the certification may be made, the form of certification and the information to be contained in it; if the certification is with respect to a record date or closing of the stock transfer books, the time after the record date or closing of the stock transfer books within which the certification must be received by the Corporation; and any other provisions with respect to the procedure which the Board of Directors considers necessary or desirable. On receipt of such certification, the person specified in the certification shall be regarded as, for the purposes set forth in the certification, the stockholder of record of the specified stock in place of the stockholder who makes the certification.
Section 11. INSPECTORS. At any meeting of stockholders, the chairman of the meeting may appoint one or more persons as inspectors for such meeting. Such inspectors shall ascertain and report the number of shares represented at the meeting based upon their determination of the validity and effect of proxies, count all votes, report the results and perform such other acts as are proper to conduct the election and voting with impartiality and fairness to all the stockholders.
Each report of an inspector shall be in writing and signed by him or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be PRIMA FACIE evidence thereof.

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Section 12. NOMINATIONS AND PROPOSALS BY STOCKHOLDERS.
(a) ANNUAL MEETINGS OF STOCKHOLDERS.
(1) Except as otherwise provided for in the charter of the Corporation with respect to Series AA Preferred Directors, nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice provided for in this Section 12(a) and at the time of the annual meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(a).
(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a)(1) of this Section 12, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and such other business must otherwise be a proper matter for action by stockholders. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date or if the Corporation has not previously held an annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for the giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (y) the number of shares of each class of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.
(3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 12 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 50 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 12(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation no later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

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(b) SPECIAL MEETINGS OF STOCKHOLDERS. Only such business shall be conducted at a special meeting of the stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who is a stockholder of record both at the time of giving of notice provided for in this Section 12(b) and at the time of the special meeting, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 12(b). In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote at the meeting may nominate a person or persons (as the case may be) for election to such position as specified in the Corporation’s notice of meeting, if the stockholder’s notice containing the information required by paragraph (a)(2) of this Section 12 shall be delivered to the secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. Only holders of Series AA Preferred Stock shall be entitled to vote at a special meeting called for the purpose of electing one or more Series AA Preferred Directors, as provided in Section 6.4(i) of the charter of the Corporation. In no event shall the public announcement of a postponement or adjournment of a special meeting to a later date or time commence a new time period for the giving of a stockholder’s notice as described above.
(c) GENERAL.
(1) Only such persons who are nominated in accordance with the procedures set forth in this Section 12 or, in the case of Series AA Preferred Directors, Section 6.4(i) of the charter of the Corporation, shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 12. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 12 and, if any proposed nomination or proposed business is not in compliance with this Section 12, to declare that such nomination or proposal shall be disregarded.
(2) For purposes of this Section 12, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
(3) Notwithstanding the foregoing provisions of this Section 12, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 12. Nothing in this Section 12 shall be deemed to affect any rights of stockholders to request inclusion of proposals in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

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Section 13. VOTING BY BALLOT. Voting on any question or in any election may be viva voce unless the presiding officer shall order or any stockholder shall demand that voting be by ballot.
Section 14. STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent, in writing, setting forth the action so taken is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or to take that action at a meeting at which all the shares entitled to vote on that action were present and voted. In the case of election of directors, such a consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors. All such consents shall be delivered to the Corporation by delivery to the secretary of the Corporation and shall be maintained among the corporate records. No written consent of any stockholder, or the stockholder’s proxy holders, or a transferee of the shares, or a personal representative of the stockholder or their respective proxy holders shall take effect unless written consents signed by a sufficient number of stockholders to take the proposed action are delivered to the secretary of the Corporation within sixty (60) days after the date on which the earliest consent is dated.
If the consents of all stockholders entitled to vote have not been solicited in writing and if the unanimous written consent of all stockholders shall not have been received, the secretary shall give prompt notice of the corporate action approved by the stockholders without a meeting. This notice shall be given in the manner specified in Section 4 of this Article, the notice shall be given not later than ten (10) days after the effective date of such action to each holder of common stock and to each stockholder who, if the action had been taken at a meeting, would have been entitled to notice of the meeting.
ARTICLE III
DIRECTORS
Section 1. GENERAL POWERS. The business and affairs of the Corporation shall be managed under the direction of its Board of Directors.
Section 2. NUMBER AND TENURE. The Corporation shall have eight (8) directors, which number may be increased or decreased from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors, but the number of directors shall never be less than six (6) nor more than eleven (11), unless otherwise approved by the majority vote of the stockholders entitled to cast a majority of all the votes entitled to be cast on the matter. No reduction in the number of directors by resolution of the Board of Directors shall have the effect of removing any director from office prior to the expiration of his or her term.

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Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held immediately after and at the same place as the annual meeting of stockholders, no notice other than this Bylaw being necessary. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolution.
Section 4. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the chairman of the board, president or by a majority of the directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.
Section 5. NOTICE. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, facsimile transmission, United States mail or courier to each director at his business or residence address. Notice by personal delivery, by telephone or a facsimile transmission shall be given at least two (2) days prior to the meeting. Notice by mail shall be given at least five (5) days prior to the meeting and shall be deemed to be given when deposited in the United States mail properly addressed, with postage thereon prepaid. Telephone notice shall be deemed to be given when the director is personally given such notice in a telephone call to which he is a party. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these bylaws.
Section 6. QUORUM. A majority of the authorized directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors are present at said meeting, a majority of the directors present may adjourn the meeting from time to time without further notice, and provided further that if, pursuant to the charter of the Corporation or these bylaws, the vote of a majority of a particular group of directors is required for action, a quorum must also include a majority of such group.
The directors present at a meeting which has been duly called and convened may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.
Section 7. VOTING. The action of the majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by the Company’s charter, these bylaws or applicable statute.
Section 8. TELEPHONE MEETINGS. Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

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Section 9. INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each director and such written consent is filed with the minutes of proceedings of the Board of Directors.
Section 10. COMPENSATION. Directors shall not receive any stated salary for their services as directors but, by resolution of the Board of Directors, may receive compensation per year and/or per meeting and/or per visit to real property or other facilities owned or leased by the Corporation and for any service or activity they performed or engaged in as directors. Directors may be reimbursed for expenses of attendance, if any, at each annual, regular or special meeting of the Board of Directors or of any committee thereof and for their expenses, if any, in connection with each property visit and any other service or activity they performed or engaged in as directors; but nothing herein contained shall be construed to preclude any directors from serving the Corporation in any other capacity and receiving compensation therefor.
Section 11. LOSS OF DEPOSITS. No director shall be liable for any loss which may occur by reason of the failure of a bank, trust company, savings and loan association, or other institution with whom moneys or stock of the Corporation have been deposited.
Section 12. SURETY BONDS. Unless required by law, no director shall be obligated to give any bond or surety or other security for the performance of any of his duties.
Section 13. RELIANCE. Each director, officer, employee and agent of the Corporation shall, in the performance of his duties with respect to the Corporation, be fully justified and protected with regard to any act or failure to act in reliance in good faith upon the books of account or other records of the Corporation, upon an opinion of counsel or upon reports made to the Corporation by any of its officers or employees or by the adviser, accountants, appraisers or other experts or consultants selected by the Board of Directors or officers of the Corporation, regardless of whether such counsel or expert may also be a director.
Section 14. CERTAIN DUTIES OF THE DIRECTORS. The directors shall have a fiduciary duty to the Corporation and the stockholders to supervise the relationship between the Corporation and any Advisor. The Board of Directors, by a majority vote (including a majority vote of the Independent Directors), shall approve the form and content of any reports provided to the Corporation’s stockholders as required by these bylaws or the Corporation’s charter and shall take reasonable steps to insure that the requirements regarding such reports and the calling of the annual meeting of the stockholders, as provided for in Article II, Section 2 of these bylaws, are met. For purposes of these bylaws, the term “Advisor” shall mean a person or firm providing real estate investment advisory services to the Corporation on an ongoing basis. For purposes of these bylaws, the term “Independent Director” shall mean a director of the Corporation who is not affiliated, directly or indirectly, with an Advisor (other than in his capacity as a trustee or a director of another real estate investment entity being advised by an Advisor), whether by ownership of, ownership interest in, employment by, any business or professional relationship with or service as an officer or director of such Advisor or any of its Affiliates, and who performs no other services for the Corporation at the time his or her independence is being determined. A director, however, will not be considered independent if he or she is serving as a director for more than three real estate investment entities organized by or affiliated with an Advisor of the Corporation, or any director who is not an Independent Director. The term “Independent Director” shall also mean an individual who performs no other service for the Corporation, except service as a director. For purposes of these bylaws, the term “Affiliate” shall mean (i) any person directly or indirectly controlling, controlled by or under common control with another person, (ii) any person owning or controlling ten percent (10%) or more of the outstanding voting securities of such other person, (iii) any officer, director, trustee, or general partner of such person, and (iv) if such person is an officer, director, trustee or general partner of another entity, then the entity for which that person acts in any capacity.

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Section 15. CERTAIN RIGHTS OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS. The directors shall have no responsibility to devote their full time to the affairs of the Corporation. Any director or officer, employee or agent of the Corporation, in his personal capacity or in a capacity as an affiliate, employee, or agent of any other person, or otherwise, may have business interests and engage in business activities similar to or in addition to or in competition with those of or relating to the Corporation.
Section 16. INDEPENDENT DIRECTORS. A majority of the directors of the Corporation shall be Independent Directors.
ARTICLE IV
COMMITTEES
Section 1. NUMBER, TENURE AND QUALIFICATIONS. The Board of Directors may appoint from among its members an Executive Committee, an Audit and Review Committee, a Compensation Committee and other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.
Section 2. POWERS. The Board of Directors may delegate to committees appointed under Section 1 of this Article any of the powers of the Board of Directors, except as prohibited by law.
Section 3. MEETINGS. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members of the committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the members present at a meeting shall be the act of such committee. The Board of Directors may designate a chairman of any committee, and such chairman or any two members of any committee (if there are at least two members of the committee) may fix the time and place of its meeting unless the Board of Directors shall otherwise provide. In the absence of any member of any such committee, the members thereof present at any meeting, whether or not they constitute a quorum, may appoint another director to act in the place of such absent member. Each committee shall keep minutes of its proceedings.
Section 4. TELEPHONE MEETINGS. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone, video conference or similar communications equipment if all persons participating in the meeting can hear each other at the same time. Participation in a meeting by these means shall constitute presence in person at the meeting.

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Section 5. INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by each member of the committee and such written consent is filed with the minutes of proceedings of such committee.
Section 6. VACANCIES. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member or to dissolve any such committee.
ARTICLE V
OFFICERS
Section 1. GENERAL PROVISIONS. The officers of the Corporation shall include a chairman of the board, a chief executive officer, a president, a secretary and a treasurer and may include a vice chairman of the board, one or more vice presidents, a chief operating officer, a chief financial officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors may from time to time appoint such other officers with such powers and duties as they shall deem necessary or desirable. The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of stockholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his successor is elected and qualified or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices except president and vice president may be held by the same person. In its discretion, the Board of Directors may leave unfilled any office except that of president, treasurer and secretary. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.
Section 2. REMOVAL AND RESIGNATION. Any officer or agent of the Corporation may be removed by the Board of Directors if in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board of Directors, the chairman of the board, the chief executive officer, the president or the secretary. Any resignation shall take effect at any time subsequent to the time specified therein or, if the time when it shall become effective is not specified therein, immediately upon its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.
Section 3. VACANCIES. A vacancy in any office may be filled by the Board of Directors for the balance of the term.
Section 4. CHIEF EXECUTIVE OFFICER. The Board of Directors may designate a chief executive officer. In the absence of such designation, the chairman of the board shall be the chief executive officer of the Corporation. The chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation.

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Section 5. CHIEF OPERATING OFFICER. The Board of Directors may designate a chief operating officer. The chief operating officer shall have the responsibilities and duties as set forth by the Board of Directors and the chief executive officer.
Section 6. CHIEF FINANCIAL OFFICER. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as set forth by the Board of Directors and the chief executive officer.
Section 7. CHAIRMAN OF THE BOARD. The Board of Directors shall designate a chairman of the board. The chairman of the board shall preside over the meetings of the Board of Directors and of the stockholders at which he shall be present. The chairman of the board shall perform such other duties as may be assigned to him or them by the Board of Directors.
Section 8. PRESIDENT. The president shall have the responsibilities and duties as set forth by the Board of Directors and the chief executive officer. In the absence of a designation of a chief operating officer by the Board of Directors, the president shall be the chief operating officer.
Section 9. VICE PRESIDENTS. In the absence of the president or in the event of a vacancy in such office, the vice president (or in the event there be more than one vice president, the vice presidents in the order designated at the time of their election or, in the absence of any designation, then in the order of their election) shall perform the duties of the president and when so acting shall have all the powers of and be subject to all the restrictions upon the president; and shall perform such other duties as from time to time may be assigned to him by the president or by the Board of Directors. The Board of Directors may designate one or more vice presidents as executive vice president or as vice president for particular areas of responsibility.
Section 10. SECRETARY. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the share transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him by the chief executive officer, the president or by the Board of Directors.
Section 11. TREASURER. The treasurer shall have the custody of the funds and securities of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. In the absence of a designation of a chief financial officer by the Board of Directors, the treasurer shall be the chief financial officer of the Corporation.

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The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his transactions as treasurer and of the financial condition of the Corporation.
If required by the Board of Directors, the treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, moneys and other property of whatever kind in his possession or under his control belonging to the Corporation.
Section 12. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the president or the Board of Directors. The assistant treasurers shall, if required by the Board of Directors, give bonds for the faithful performance of their duties in such sums and with such surety or sureties as shall be satisfactory to the Board of Directors.
Section 13. SALARIES. The salaries and other compensation of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he is also a director.
ARTICLE VI
CONTRACTS, LOANS, CHECKS AND DEPOSITS
Section 1. CONTRACTS. The Board of Directors may authorize any officer or agent to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. Any agreement, deed, mortgage, lease or other document executed by one or more of the directors or by an authorized person shall be valid and binding upon the Board of Directors and upon the Corporation when authorized or ratified by action of the Board of Directors.
Section 2. CHECKS AND DRAFTS. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors.
Section 3. DEPOSITS. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may designate.

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ARTICLE VII
STOCK CERTIFICATES, RECORDS AND REPORTS
Section 1. CERTIFICATES. Each stockholder shall be entitled to a certificate or certificates which shall represent and certify the number of shares of each class of stock held by him in the Corporation. Each certificate shall be signed by the chief executive officer, the president or a vice president and countersigned by the secretary or an assistant secretary or the treasurer or an assistant treasurer and may be sealed with the seal, if any, of the Corporation. The signatures may be either manual or facsimile. Certificates shall be consecutively numbered; and if the Corporation shall, from time to time, issue several classes of stock, each class may have its own number series. A certificate is valid and may be issued whether or not an officer who signed it is still an officer when it is issued. Each certificate representing shares which are restricted as to their transferability or voting powers, which are preferred or limited as to their dividends or as to their allocable portion of the assets upon liquidation or which are redeemable at the option of the Corporation, shall have a statement of such restriction, limitation, preference or redemption provision, or a summary thereof, plainly stated on the certificate. If the Corporation has authority to issue stock of more than one class, the certificate shall contain on the face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class of stock and, if the Corporation is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the shares of each series to the extent they have been set and the authority of the Board of Directors to set the relative rights and preferences of subsequent series. In lieu of such statement or summary, the certificate may state that the Corporation will furnish a full statement of such information to any stockholder upon request and without charge. If any class of stock is restricted by the Corporation as to transferability, the certificate shall contain a full statement of the restriction or state that the Corporation will furnish information about the restrictions to the stockholder on request and without charge.
Section 2. TRANSFERS. Upon surrender to the Corporation or the transfer agent of the Corporation of a stock certificate duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland.
Notwithstanding the foregoing, transfers of shares of any class of stock will be subject in all respects to the charter of the Corporation and all of the terms and conditions contained therein.
Section 3. REPLACEMENT CERTIFICATE. Any officer designated by the Board of Directors may direct a new certificate to be issued in place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. When authorizing the issuance of a new certificate, an officer designated by the Board of Directors may, in his discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or the owner’s legal representative to advertise the same in such manner as he shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise as a result of the issuance of a new certificate.

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Section 4. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. The Board of Directors may set, in advance, a record date for the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or determining stockholders entitled to receive payment of any dividend or the allotment of any other rights, or in order to make a determination of stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ninety (90) days and, in the case of a meeting of stockholders, not less than ten days, before the date on which the meeting or particular action requiring such determination of stockholders of record is to be held or taken.
In lieu of fixing a record date, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not longer than twenty (20) days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least ten days before the date of such meeting.
If no record date is fixed and the stock transfer books are not closed for the determination of stockholders, (a) the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of stockholders entitled to receive payment of a dividend or an allotment of any other rights shall be the close of business on the day on which the resolution of the directors, declaring the dividend or allotment of rights, is adopted.
When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except when (i) the determination has been made through the closing of the transfer books and the stated period of closing has expired or (ii) the meeting is adjourned to a date more than one hundred twenty (120) days after the record date fixed for the original meeting, in either of which case a new record date shall be determined as set forth herein.
Section 5. FRACTIONAL STOCK; ISSUANCE OF UNITS. The Board of Directors may issue fractional stock or provide for the issuance of scrip, all on such terms and under such conditions as they may determine. Notwithstanding any other provision of the charter or these bylaws, the Board of Directors may issue units consisting of different securities of the Corporation. Any security issued in a unit shall have the same characteristics as any identical securities issued by the Corporation, except that the Board of Directors may provide that for a specified period securities of the Corporation issued in such unit may be transferred on the books of the Corporation only in such unit.

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Section 6. STOCK LEDGER. The Corporation shall maintain at its principal office or at the office of its counsel, accountants or transfer agent, an original or duplicate share ledger containing the name and address of each stockholder and the number of shares of each class held by such stockholder.
Section 7. ANNUAL REPORT TO STOCKHOLDERS. The Board of Directors shall cause an annual report to be sent to the stockholders not later than one hundred twenty (120) days after the close of each fiscal year. This report shall be sent at least fifteen (15) days before the annual meeting of stockholders to be held during the next fiscal year and in the manner specified in Article II, Section 4 of these bylaws. The annual report shall contain financial statements (balance sheet, statement of income, statement of changes of financial position) prepared in accordance with generally accepted accounting principles and accompanied by an auditor’s report containing the opinion of an independent certified public accountant or independent public accountant or, if there is no such report, the certificate of an authorized officer of the Corporation that the statements were prepared without audit from the Corporation’s books and records. The foregoing requirement of an annual report shall be waived so long as the shares of common stock of the Corporation are held by fewer than one hundred (100) holders of record.
ARTICLE VIII
ACCOUNTING YEAR
The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution.
ARTICLE IX
DISTRIBUTIONS
Section 1. AUTHORIZATION. Dividends and other distributions upon the stock of the Corporation may be authorized and declared by the Board of Directors, subject to the provisions of law and the charter of the Corporation. Dividends and other distributions may be paid in cash, property or stock of the Corporation, subject to the provisions of law and the charter.
Section 2. CONTINGENCIES. Before payment of any dividends or other distributions, there may be set aside out of any assets of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends or other distributions, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.
Section 3. DISCLOSURE ON DISTRIBUTION. Any distribution of income or capital assets of the Corporation to holders of securities of the Corporation other than its promissory notes shall be accompanied by a written statement disclosing the source of the funds distributed. If, at the time of distribution, this information is not available, a written explanation of the relevant circumstances shall accompany the distribution and the written statement disclosing the sources of the funds distributed shall be sent to such holders not later than sixty (60) days after the close of the year in which the distribution was made.

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ARTICLE X
INVESTMENT POLICY
Subject to the provisions of the charter of the Corporation, the Board of Directors may from time to time adopt, amend, revise or terminate any policy or policies with respect to investments by the Corporation as it shall deem appropriate in its sole discretion.
ARTICLE XI
SEAL
Section 1. SEAL. The Board of Directors may authorize the adoption of a seal by the Corporation. The seal shall contain the name of the Corporation and the year of its incorporation and the words “Incorporated Maryland.” The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof.
Section 2. AFFIXING SEAL. Whenever the Corporation is permitted or required to affix its seal to a document, it shall be sufficient to meet the requirements of any law, rule or regulation relating to a seal to place the word “(SEAL)” adjacent to the signature of the person authorized to execute the document on behalf of the Corporation.
ARTICLE XII
WAIVER OF NOTICE
Whenever any notice is required to be given pursuant to the charter of the Corporation or these bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.
ARTICLE XIII
AMENDMENT OF BYLAWS
Section 1. POWER OF DIRECTORS TO AMEND. The Board of Directors shall have the power to adopt, alter or repeal these bylaws not inconsistent with the Corporation’s charter or applicable law for the regulation and management of the affairs of the Corporation; provided, however, that the Board of Directors may adopt a bylaw or an amendment to a bylaw changing the authorized number of directors only for the purpose of fixing the exact number of directors of the Corporation as provided in Article III, Section 2 of these bylaws; and, provided, further, that no amendment that would change any rights with respect to any outstanding class of common stock by reducing the amount payable thereon upon liquidation of the Corporation, or diminishing or eliminating any voting rights pertaining thereto, may be made unless also approved by sixty-six and two-thirds percent (66-2/3rds%) of the outstanding shares of such class.

17

Section 2. POWER OF STOCKHOLDERS TO AMEND. The holders of the Corporation’s common stock, at any annual meeting or at a special meeting called for the purpose, may adopt, alter or repeal the bylaws of the Corporation; provided, however, that the holders of the Series AA Preferred Stock shall have the right, pursuant to Section 6.4(i)(1) of the charter, to approve an amendment, alteration or repeal of any provision of these bylaws that affects adversely the relative rights, preferences, qualifications, limitations or restrictions of the Series AA Preferred Stock. Any change to the bylaws made by the stockholders may not be altered in any manner by the directors prior to the next annual meeting of stockholders.
ARTICLE XIV
MARYLAND BUSINESS COMBINATION STATUTE
The Corporation elects to be governed by the provisions of Sections 3-601 through 3-604 of the MGCL (the “Maryland Business Combination Act”) as in effect on the date these bylaws are adopted (“Effective Date”). The Corporation elects not to be governed by any amendment to the Maryland Business Combination Act after the Effective Date unless the Board of Directors, pursuant to a resolution approved by a majority of the directors then in office, determines that such amendment shall apply to the Corporation. In the event that the Maryland Business Combination Act is repealed or, in the sole discretion of the Board of Directors, amended or substantially altered to the detriment of the Corporation, the Corporation shall continue to be governed by the provisions of the Maryland Business Combination Act in effect on the Effective Date, together with any amendments to the Maryland Business Combination Act that the Board of Directors has determined shall apply to the Corporation.

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P R O X Y
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NetREIT
The undersigned shareholder of NETREIT, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders to be held on Friday, May 21, 2010 at 9:00 a.m. Pacific Daylight Time, at 1282 Pacific Oaks Place, Escondido, California 92029, telephone (760) 471-8536, and hereby appoints Jack K. Heilbron and Kenneth W. Elsberry, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at said Annual Meeting and at any adjournment or adjournments thereof, and to vote all shares of Common Stock and all shares of Series AA Preferred Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.
This Proxy will be voted as directed or, if no direction is indicated, will be voted FOR all of the Director nominees in proposal 1 and FOR adoption of proposals 2 through 5, including all of the sub-proposals, inclusive, on the other side, and as said proxies deem advisable on such other matters as may properly come before the meeting.
Instead of mailing your proxy, you may choose to vote on the Internet or by telephone. Validation details including the Control Number are located on this form.
Please vote immediately. Your vote is important.
(Continued and to be on the reverse side)
AUTHORIZED SIGNATURES—if you vote by mail, this section must be completed for your vote to be counted. Date and Sign Below.
If voting by mail, this proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.
Date:                                                             , 2010

Signature

Signature
(Joint owners must sign. Please sign exactly as your name(s) appear(s) on this proxy. When signing as an attorney, trustee executer, administrator or guardian, please give your full title. If signer is a corporation, please sign the full corporation name and full title of signing officer.)

SEE REVERSE SIDE

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲
YOUR VOTE IS IMPORTANT!
You can vote in one of three ways:
1.	Call toll-free 1-888-216-1330 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.
or
2.	Vote by Internet at our Internet Address: http://www.morrowco.com/NetREIT.htm.
or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
PLEASE VOTE

☐	Change of address: Please print your new address below.	☐	Annual Report Mailing—Mark this box with an “X” to discontinue receiving the annual report mailing for this account.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW AND PROPOSALS 2 TO 5.	Please mark vote as indicated in this example	☒

Proposal 1: To elect seven (7) directors to serve on our Board of Directors;

Nominees: 1. William Allen 2. David Bruen 3. Larry G. Dubose 4. Jack K. Heilbron 5. Sumner J. Rollings 6. Thomas E. Schwartz 7. Bruce Staller	FOR ALL ☐	WITHHOLD ALL ☐

FOR ALL EXCEPT ☐

(Except nominee(s) written above)

	FOR	AGAINST	ABSTAIN
Proposal 2: To approve our reincorporation as a Maryland corporation by merging with and into a newly formed, wholly owned subsidiary Maryland corporation (we sometimes refer to such reincorporation merger herein as the “Reincorporation”);
	☐	☐	☐

Proposal 3: To approve, as part of the Reincorporation, the adoption of articles of incorporation and bylaws under the Maryland General Corporation Law with the following Sub-Proposals:	☐	☐	☐

Sub-Proposal 3A: A proposal to approve amendment of the range of authorized Directors and to fix the number of Directors at eight (8).	☐	☐	☐

	FOR	AGAINST	ABSTAIN
Sub-Proposal 3B: A proposal to approve the grant of authority to our Board to adjust our quorum requirements.	☐	☐	☐

Sub-Proposal 3C: A proposal to approve the grant of authority to our Board to amend our bylaws.	☐	☐	☐

Sub-Proposal 3D: A proposal to approve changes to our charter amendment provisions.	☐	☐	☐

Sub-Proposal 3E: A proposal to approve the modification of the director election rights of our Series AA Preferred Stock.	☐	☐	☐

Sub-Proposal 3F: A proposal to approve modification of our share transfer restrictions.	☐	☐	☐

Sub-Proposal 3G: A proposal to approve the addition of certain shareholder nomination and proposals requirements.	☐	☐	☐

Sub-Proposal 3H: A proposal to approve the removal of the provisions of our bylaws pertaining to our Investment Policies and our Advisory Contracts.	☐	☐	☐

Sub-Proposal 3I: A proposal to approve a change in the par value of our stock.	☐	☐	☐

Sub-Proposal 3J: A proposal to approve (i) the removal of the “business combinations” provisions of our bylaws, and (ii) our election to be subject to the provisions of the Maryland Business Combination Statute.
	☐	☐	☐

Sub-Proposal 3K: A proposal to approve removal of our annual shareholder meeting deadline.	☐	☐	☐

Proposal 4: To ratify the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2010;	☐	☐	☐

Proposal 5: To approve an adjournment of the 2010 Annual Meeting, if deemed necessary, to permit further solicitation of proxies if there are not sufficient shares represented at the meeting to constitute a quorum for transaction of business.
	☐	☐	☐
(Please see the reverse side to sign this card)

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲ TO VOTE BY MAIL, PLEASE DETACH HERE ▲

VOTE BY TELEPHONE OR INTERNET QUICK « « « EASY « « « IMMEDIATE
Your telephone or internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.
VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right hand corner of this form.

OPTION A: To vote as the Board of Directors recommends on ALL proposals; Press 1.

OPTION B: If you choose to vote on each proposal separately, press 2. You will hear instructions to follow:

VOTE BY INTERNET:	THE WEB ADDRESS IS www.morrowco.com/NetREIT.htm. You will need your CONTROL NUMBER to access this system
IF YOU VOTE BY PHONE OR INTERNET — DO NOT MAIL THE PROXY CARD.
THANK YOU FOR VOTING.

Call « « Toll Free « « On a Touch-Telephone
1-888-216-1330
There is NO CHARGE to you for this call

CONTROL NUMBER
for Telephone/Internet Voting

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
NetREIT

P R O X Y
The undersigned shareholder of NETREIT, a California corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement for the Annual Meeting of Shareholders to be held on Friday, May 21, 2010 at 9:00 a.m. Pacific Daylight Time, at 1282 Pacific Oaks Place, Escondido, California 92029, telephone (760) 471-8536, and hereby appoints Jack K. Heilbron and Kenneth W. Elsberry, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at said Annual Meeting and at any adjournment or adjournments thereof, and to vote all shares of Common Stock and all shares of Series AA Preferred Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

This Proxy will be voted as directed or, if no direction is indicated, will be voted FOR all of the Director nominees in proposal 1 and FOR adoption of proposals 2 through 5, including all of the sub-proposals, inclusive, on the other side, and as said proxies deem advisable on such other matters as may properly come before the meeting.

Instead of mailing your proxy, you may choose to vote on the Internet or by telephone. Validation details including the Control Number are located on this form.

Please vote immediately. Your vote is important.

(Continued and to be on the reverse side)
SEE REVERSE SIDE

▲TO VOTE BY MAIL, PLEASE DETACH HERE▲
YOUR VOTE IS IMPORTANT!
Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
PLEASE VOTE

☐	Change of address: Please print your new address below.	☐	Annual Report Mailing—Mark this box with an “X” to discontinue receiving the annual report mailing for this account.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED BELOW AND PROPOSALS 2 TO 4.	Please mark vote as indicated in this example	☒

Proposal 2: To approve our reincorporation as a Maryland corporation by merging with and into a newly formed, wholly owned subsidiary Maryland corporation (we sometimes refer to such reincorporation merger herein as the “Reincorporation”);
	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3: To approve, as part of the Reincorporation, the adoption of articles of incorporation and bylaws under the Maryland General Corporation Law with the following Sub-Proposals:	☐	☐	☐

Sub-Proposal 3A: A proposal to approve amendment of the range of authorized Directors and to fix the number of Directors at eight (8).	☐	☐	☐

Sub-Proposal 3E: A proposal to approve the modification of the director election rights of our Series AA Preferred Stock.	☐	☐	☐

Sub-Proposal 3I: A proposal to approve a change in the par value of our stock.	☐	☐	☐

AUTHORIZED SIGNATURES—if you vote by mail, this section must be completed for your vote to be counted. Date and Sign Below.
If voting by mail, this proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Date:	, 2010

Signature

Signature
(Joint owners must sign. Please sign exactly as your name(s) appear(s) on this proxy. When signing as an attorney, trustee executer, administrator or guardian, please give your full title. If signer is a corporation, please sign the full corporation name and full title of signing officer.)

PLEASE SIGN, DATE AND RETURN THIS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

▲TO VOTE BY MAIL, PLEASE DETACH HERE▲